UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22519
                                                    -----------

                First Trust Exchange-Traded AlphaDEX(R) Fund II
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               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2014
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II


Annual Report                          December 31, 2014

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     First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (FPA)
     First Trust Europe AlphaDEX(R) Fund (FEP)
     First Trust Latin America AlphaDEX(R) Fund (FLN)
     First Trust Brazil AlphaDEX(R) Fund (FBZ)
     First Trust China AlphaDEX(R) Fund (FCA)
     First Trust Japan AlphaDEX(R) Fund (FJP)
     First Trust South Korea AlphaDEX(R) Fund (FKO)
     First Trust Developed Markets Ex-US AlphaDEX(R) Fund (FDT)
     First Trust Emerging Markets AlphaDEX(R) Fund (FEM)
     First Trust Germany AlphaDEX(R) Fund (FGM)
     First Trust Canada AlphaDEX(R) Fund (FCAN)
     First Trust Australia AlphaDEX(R) Fund (FAUS)
     First Trust United Kingdom AlphaDEX(R) Fund (FKU)
     First Trust Taiwan AlphaDEX(R) Fund (FTW)
     First Trust Hong Kong AlphaDEX(R) Fund (FHK)
     First Trust Switzerland AlphaDEX(R) Fund (FSZ)
     First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS) First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)
     First Trust Eurozone AlphaDEX(R) ETF (FEUZ)

                                  AlphaDEX(R)
                                 FAMILY OF ETFs


      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
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TABLE OF CONTENTS
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                                 ANNUAL REPORT
                               DECEMBER 31, 2014

Shareholder Letter .........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (FPA)................   4
    First Trust Europe AlphaDEX(R) Fund (FEP)...............................   6
    First Trust Latin America AlphaDEX(R) Fund (FLN)........................   8
    First Trust Brazil AlphaDEX(R) Fund (FBZ)...............................  10
    First Trust China AlphaDEX(R) Fund (FCA)................................  12
    First Trust Japan AlphaDEX(R) Fund (FJP)................................  14
    First Trust South Korea AlphaDEX(R) Fund (FKO)..........................  16
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund (FDT)..............  18
    First Trust Emerging Markets AlphaDEX(R) Fund (FEM).....................  20
    First Trust Germany AlphaDEX(R) Fund (FGM)..............................  22
    First Trust Canada AlphaDEX(R) Fund (FCAN)..............................  24
    First Trust Australia AlphaDEX(R) Fund (FAUS)...........................  26
    First Trust United Kingdom AlphaDEX(R) Fund (FKU).......................  28
    First Trust Taiwan AlphaDEX(R) Fund (FTW)...............................  30
    First Trust Hong Kong AlphaDEX(R) Fund (FHK)............................  32
    First Trust Switzerland AlphaDEX(R) Fund (FSZ)..........................  34
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS)...  36
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)..........  38
    First Trust Eurozone AlphaDEX(R) ETF (FEUZ).............................  40
Notes to Fund Performance Overview..........................................  42
Understanding Your Fund Expenses............................................  43
Portfolio of Investments
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (FPA)................  45
    First Trust Europe AlphaDEX(R) Fund (FEP)...............................  48
    First Trust Latin America AlphaDEX(R) Fund (FLN)........................  53
    First Trust Brazil AlphaDEX(R) Fund (FBZ)...............................  55
    First Trust China AlphaDEX(R) Fund (FCA)................................  57
    First Trust Japan AlphaDEX(R) Fund (FJP)................................  59
    First Trust South Korea AlphaDEX(R) Fund (FKO)..........................  63
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund (FDT)..............  65
    First Trust Emerging Markets AlphaDEX(R) Fund (FEM).....................  71
    First Trust Germany AlphaDEX(R) Fund (FGM)..............................  76
    First Trust Canada AlphaDEX(R) Fund (FCAN)..............................  79
    First Trust Australia AlphaDEX(R) Fund (FAUS)...........................  81
    First Trust United Kingdom AlphaDEX(R) Fund (FKU).......................  83
    First Trust Taiwan AlphaDEX(R) Fund (FTW)...............................  85
    First Trust Hong Kong AlphaDEX(R) Fund (FHK)............................  87
    First Trust Switzerland AlphaDEX(R) Fund (FSZ)..........................  89
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS)...  91
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)..........  98
    First Trust Eurozone AlphaDEX(R) ETF (FEUZ)............................. 103
Statements of Assets and Liabilities........................................ 106
Statements of Operations.................................................... 110
Statements of Changes in Net Assets......................................... 114
Financial Highlights........................................................ 122
Notes to Financial Statements............................................... 135
Report of Independent Registered Public Accounting Firm..................... 146
Additional Information...................................................... 147
Board of Trustees and Officers ............................................. 156
Privacy Policy.............................................................. 158

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust"). This report provides detailed information about the Trust, including a performance review and the financial statements for the 12 months ended December 31, 2014. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 13.69% in the time covered by this report. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust is pleased to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                                 ANNUAL REPORT
                               DECEMBER 31, 2014

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.


Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 24 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

The current U.S. economic recovery is 66 months old (June 2009 - December 2014). From June 2009 - December 2014, U.S. GDP growth averaged 2.2%, according to the Bureau of Economic Analysis. Following what had been characterized as a weather-induced slowdown in the first quarter of 2014 (GDP was -2.1% annualized), the rate of GDP growth bounced back markedly in the second quarter (GDP was +4.6% annualized) and in the third quarter (GDP was +5.0% annualized). The U.S. GDP forecast for 2015 from the International Monetary Fund ("IMF") calls for a 3.1% growth rate, which is stronger than the 2.2% growth rate posted so far in the current economic recovery. The last time U.S. GDP growth was 3.0% or higher was in 2005 (3.3%). The IMF sees the global economy growing by 3.8% in 2015, up from an estimate of 3.3% in 2013. The last time global growth exceeded 5.0% was in 2010, when the global economy expanded by a rate of 5.4%. The IMF still expects growth to be higher (+5.0%) in the emerging and developing markets, which has been the case for the past decade.

In 2014, 376 initial public offerings ("IPOs") were priced worldwide, up 24% from last year, according to data from Renaissance Capital. Companies raised $231.7 billion via global IPOs, up 65% from last year. Merger-and-acquisition ("M&A") activity was also robust. Through the first nine months of 2014, Dealogic data showed that global M&A volume was up 39% year-over-year to over $2.5 trillion, according to The Wall Street Journal. Activity is on pace to make 2014 the second biggest year on record behind the $4.3 trillion registered in 2007.

The steep decline in the price of crude oil will likely negatively impact oil-producing economies, but benefit those countries that import a lot of oil, in our opinion. Three countries (Saudi Arabia, Venezuela and Canada) account for nearly 33% of the world's 1.635 trillion barrels of proven oil reserves, according to 24/7 Wall St. Of the 216 nations spanning the globe, only 99 have any oil reserves at all, according to the U.S. Energy Information Administration ("EIA"). According to data from the EIA, the following 10 nations have only a combined 1.673 billion barrels of proven oil reserves (enough to meet global demand for a little more than two weeks): Japan (44 million barrels); Germany (232 million barrels); France (90 million barrels); Italy (560 million barrels); South Korea (None); Spain (150 million barrels); Netherlands (302 million barrels); Turkey (295 million barrels); Switzerland (None); and Sweden (None). These 10 nations rank in the top 22 worldwide in terms of GDP, according to data from the IMF and CIA World Factbook.

PERFORMANCE OF FOREIGN STOCKS AND BONDS

The U.S. dollar ("USD") rose 12.79% against a basket of major currencies in 2014, as measured by the U.S. Dollar Index. The entire move up came in the second half of the year. That strong of a move certainly had a major impact on the returns for those U.S. investors holding foreign securities. Foreign bond indices generated modest returns in 2014. The Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 3.13% (USD), while the Barclays Global Aggregate Index of higher quality debt rose by 0.59%
(USD). Foreign equities did not perform as well. The MSCI Emerging Markets Index of stocks posted a total return of -2.19% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of -4.32% (USD).

Despite all of the challenging geopolitical events and the headwinds created by the rally in the U.S. dollar, investors continued to funnel capital into foreign equity mutual funds and exchange-traded funds ("ETFs") in 2014. International Equity funds and ETFs reported combined net inflows totaling $144.15 billion, with Diversified Emerging Market funds accounting for $12.25 billion of that total, according to Morningstar.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

The First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Asia Pacific Ex-Japan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FPA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Asia Pacific Ex-Japan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

On or about April 14, 2015, the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Asia Pacific Ex-Japan Index (the "New Index"). The New Index is a modified equal dollar-weighted index calculated by The NASDAQ OMX Group, Inc., based on select securities from the NASDAQ Asia Pacific ex-Japan Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Accordingly, after the Fund changes to the New Index, the shares of the Fund will cease to be listed on NYSE Arca and instead be listed and trade on The NASDAQ(R) Stock Market, LLC. See Note 8 for further information.

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PERFORMANCE
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                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                              4.23%              0.99%                  3.73%
Market Price                                     3.17%              1.02%                  3.84%

INDEX PERFORMANCE
Defined Asia Pacific Ex-Japan Index              4.18%              1.72%                  6.52%
S&P Asia Pacific Ex-Japan BMI Index             -3.58%              0.29%                  1.10%
MSCI Pacific ex-Japan Index                     -0.47%              2.29%                  8.74%
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(See Notes to Fund Performance Overview on page 42.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 4.23% during the 12-month period covered by this report. During the same period, the MSCI Pacific ex-Japan Index ("benchmark") generated a return of -0.47%. Despite a -8.6% currency headwind, Australia was the top-contributing country in the Fund with a 2.1% contribution. The Fund's Australian holdings comprised an average of 19.5% of the Fund's weight and had a local currency return of 16.0%, but a U.S. Dollar ("USD") return of 6.1%. The country's Industrials sector was a source of performance strength with a USD return of 24.0%. Hong Kong was the second-best contributor to the Fund's return with a 2.0% contribution. The Fund's holdings domiciled in the country comprised 30.6% of the Fund's average weight and had a USD return of 8.3%. The country's Financials sector was the source of the solid performance. Within the sector, the Fund's Real Estate Management & Development holdings returned 15.0% and contributed 1.9% to the Fund's return. Relative to its benchmark, the Fund outperformed. Australia was the primary source of outperformance as the Fund's holdings from the country returned 6.1% vs. -3.4% for the benchmark. The Energy sector was one cause of the performance difference in the country. The Fund's Australian Energy holdings returned 47.0% in USD terms vs. -18.0% for the benchmark.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA) (CONTINUED)

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PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
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                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   37.4%
Industrials                                  18.7
Consumer Discretionary                       10.7
Utilities                                     8.2
Telecommunication Services                    5.4
Consumer Staples                              5.0
Information Technology                        4.8
Materials                                     4.5
Energy                                        3.8
Health Care                                   1.5
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    Total                                   100.0%
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TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
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                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Goldin Financial Holdings Ltd.                2.1%
Caltex Australia Ltd.                         2.0
CJ Korea Express Co., Ltd.                    1.9
Power Assets Holdings Ltd.                    1.9
Link REIT                                     1.9
Kerry Properties Ltd.                         1.9
Samsung Electronics Co., Ltd.                 1.8
Cheung Kong Holdings Ltd.                     1.8
Keppel REIT                                   1.7
Scentre Group                                 1.7
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    Total                                    18.7%
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                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     APRIL 18, 2011 - DECEMBER 31, 2013

                     First Trust Asia Pacific    Defined Asia Pacific     S&P Asia Pacific      MSCI Pacific
                     Ex-Japan AlphaDEX(R) Fund      Ex-Japan Index       Ex-Japan BMI Index    Ex-Japan Index
4/18/11                      $10,000                   $10,000                $10,000              $10,000
6/30/11                       10,170                    10,139                  9,825                9,772
12/31/11                       7,822                     7,876                  8,216                8,314
6/30/12                        8,100                     8,119                  8,614                8,798
12/31/12                       9,586                     9,653                 10,061               10,357
6/30/13                        8,635                     8,832                  9,335                9,875
12/31/13                       9,953                    10,226                 10,487               10,926
6/30/14                       10,878                    11,073                 11,168               11,735
12/31/14                      10,374                    10,653                 10,112               10,875
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Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
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FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          69               43              9               1
1/1/12 - 12/31/12           94               70             11               1
1/1/13 - 12/31/13           93               77             18               0
1/1/14 - 12/31/14           98               36              0               0
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                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
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FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          43                7              5               1
1/1/12 - 12/31/12           61               13              0               0
1/1/13 - 12/31/13           44               15              5               0
1/1/14 - 12/31/14           83               32              3               0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

The First Trust Europe AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Europe Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Europe BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

On or about April 14, 2015, the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Europe Index (the "New Index"). The New Index is a modified equal dollar-weighted index calculated by The NASDAQ OMX Group, Inc., based on select securities from the NASDAQ Europe Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Accordingly, after the Fund changes to the New Index, the shares of the Fund will cease to be listed on NYSE Arca and instead be listed and trade on The NASDAQ(R) Stock Market, LLC. See Note 8 for further information.


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PERFORMANCE
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                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                              -8.90%             2.64%                  10.15%
Market Price                                    -10.08%             2.55%                   9.78%

INDEX PERFORMANCE
Defined Europe Index                             -7.79%             3.75%                  14.60%
S&P Europe BMI Index                             -5.67%             5.04%                  19.98%
MSCI Europe Index                                -6.18%             4.53%                  17.82%
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(See Notes to Fund Performance Overview on page 42.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -8.90% during the 12-month period covered by this report. During the same period, the MSCI Europe Index ("benchmark") generated a return of -6.18%. The Fund's return faced currency headwinds as the USD's strengthening against the underlying currencies of the Fund's holdings contributed -11.5% to the Fund's return. Italy was the worst contributor to the Fund's total return with a -2.4% contribution. On average, the country comprised 9.5% of the Fund's weight and the Fund's holdings had a USD return of -10.7%. Germany was the second-worst contributor to the Fund's return with a -0.9% contribution. The Fund's German holdings comprised an average of 9.7% of the Fund's weight and returned -15.0% in USD terms. Though many countries had positive returns in their local currency, only a few had positive returns in USD terms. Denmark was the best-contributor to the Fund return with a contribution of 0.3%. The Fund's holdings from the country had a USD return of 9.0% and had an average weight in the Fund of 3.0%. Relative to its benchmark, the Fund underperformed.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP) (CONTINUED)

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PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   32.1%
Consumer Discretionary                       12.9
Industrials                                  11.3
Materials                                    11.1
Health Care                                   8.8
Consumer Staples                              6.6
Energy                                        4.7
Telecommunication Services                    4.5
Utilities                                     4.2
Information Technology                        3.8
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    Total                                   100.0%
                                            ======

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TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Dixons Carphone PLC                           1.0%
Societe Television Francaise 1                1.0
Great Portland Estates PLC                    0.9
Shaftesbury PLC                               0.9
Axel Springer SE                              0.9
Topdanmark A.S.                               0.9
British Land Co., PLC                         0.9
Derwent London PLC                            0.9
Royal Mail PLC                                0.9
Ashtead Group PLC                             0.9
                                            ------
    Total                                     9.2%
                                            ======


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                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             APRIL 18, 2011 - DECEMBER 31, 2014

                    First Trust Europe       Defined Europe            S&P Europe       MSCI Europe
                     AlphaDEX(R) Fund            Index                  BMI Index          Index
4/18/11                  $10,000                 $10,000                $10,000           $10,000
6/30/11                   10,265                  10,315                 10,315            10,321
12/31/11                   7,547                   7,654                  8,320             8,418
6/30/12                    7,650                   7,755                  8,567             8,620
12/31/12                   9,206                   9,310                 10,002            10,028
6/30/13                    9,672                   9,859                 10,295            10,247
12/31/13                  12,091                  12,428                 12,718            12,560
6/30/14                   12,802                  13,190                 13,462            13,248
12/31/14                  11,016                  11,459                 11,997            11,784
---------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          69               60             21               3
1/1/12 - 12/31/12           71              110             49               1
1/1/13 - 12/31/13           70              152             22               1
1/1/14 - 12/31/14          147               25              1               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          19                6              0               0
1/1/12 - 12/31/12           18                1              0               0
1/1/13 - 12/31/13            6                1              0               0
1/1/14 - 12/31/14           69                9              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

The First Trust Latin America AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Latin America Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FLN." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Latin America BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

On or about April 14, 2015, the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Latin America Index (the "New Index"). The New Index is a modified equal dollar-weighted index calculated by The NASDAQ OMX Group, Inc., based on select securities from the NASDAQ Latin America Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Accordingly, after the Fund changes to the New Index, the shares of the Fund will cease to be listed on NYSE Arca and instead be listed and trade on The NASDAQ(R) Stock Market, LLC. See Note 8 for further information.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                             -15.80%             -8.60%                -28.34%
Market Price                                    -16.39%             -8.72%                -28.70%

INDEX PERFORMANCE
Defined Latin America Index                     -14.99%             -7.30%                -24.49%
S&P Latin America BMI Index                     -12.77%             -9.45%                -30.76%
MSCI EM Latin America Index                     -12.30%             -9.89%                -32.00%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -15.80% during the 12-month period covered by this report. During the same period, the MSCI EM Latin America Index ("benchmark") generated a return of -12.30%. The Fund's return faced currency headwinds as the USD's strengthening against the underlying currencies of the Fund's holdings contributed -10.3% to the Fund's return. Brazil was the heaviest-weighted country with the Fund with an average weight of 61.2%. Due to the Fund's large exposure to the country, Brazil was the worst-contributing country with a -5.8% contribution to return, even though it wasn't the worst-performing country, with a USD return of -11.0%. Brazil's return was brought down by its exposure to steel companies, which only had an average weight in the Fund of 3.1%, but contributed -2.4% to return due to USD returns of -57.2%. Mexico was the second-worst contributing country in the Fund with a -4.1% contribution to return. The Fund's holdings domiciled in the country comprised 20.2% of the Fund's average weight and returned -13.6% in USD terms. Within the country the Industrials sector was a source of weakness, returning -24.7% in USD terms and contributing -2.4% to the Fund's return. Colombia was the worst-performing country in the Fund. The Fund's holdings domiciled in Colombia returned -32.8%, but due to its low average Fund weight of 5.5%, the country's contribution to return was limited to -1.1%. Relative to its benchmark, the Fund underperformed. The Brazilian Financials sector was the largest source of underperformance. Within Brazil's sector, the Fund's holdings had a USD return of -1.6% vs. 5.3% for the benchmark. The performance difference was mostly caused by the Fund being underweight in large diversified banks which performed well over the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   21.9%
Utilities                                    20.2
Consumer Staples                             14.9
Industrials                                  13.3
Materials                                    11.1
Telecommunication Services                   11.0
Consumer Discretionary                        5.0
Energy                                        2.6
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
JBS S.A.                                      4.5%
Cia Paranaense de Energia (Preference
   Shares)                                    4.0
Corpbanca S.A.                                3.8
Embrarer S.A.                                 3.7
Fibra Uno Administracion S.A. de C.V.         3.6
Suzano Papel e Celulose S.A. (Preference
   Shares)                                    3.4
Cia Energetica de Minas Gerais (Preference
   Shares)                                    3.2
Cia de Saneamento Basico do Estado de
   Sao Paulo                                  3.2
Porto Seguro S.A.                             3.2
Compartamos S.A.B. de C.V.                    3.0
                                            ------
    Total                                    35.6%
                                            ======

---------------------------------------------------------------------------------------------------
                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                APRIL 18, 2011 - DECEMBER 31, 2014

            First Trust Latin America      Defined Latin      S&P Latin America      MSCI EM Latin
                AlphaDEX(R) Fund           America Index          BMI Index          America Index
4/18/11            $10,000                   $10,000              $10,000              $10,000
6/30/11             10,114                    10,154               10,046               10,039
12/31/11             8,359                     8,513                8,185                8,236
6/30/12              8,525                     8,699                8,258                8,196
12/31/12             9,474                     9,759                9,127                8,949
6/30/13              8,424                     8,774                7,859                7,625
12/31/13             8,510                     8,880                7,938                7,754
6/30/14              8,969                     9,434                8,446                8,312
12/31/14             7,165                     7,549                6,924                6,801
---------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31               80             42               3
1/1/12 - 12/31/12          151               73              3               2
1/1/13 - 12/31/13           85               41              8               0
1/1/14 - 12/31/14           79                0              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          17                5              0               0
1/1/12 - 12/31/12           20                1              0               0
1/1/13 - 12/31/13          102               14              2               0
1/1/14 - 12/31/14          146               24              3               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

The First Trust Brazil AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Brazil Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FBZ." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Brazil BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                             -16.40%             -13.16%               -40.73%
Market Price                                    -17.37%             -13.22%               -40.88%

INDEX PERFORMANCE
Defined Brazil Index                            -15.53%             -12.15%               -38.11%
S&P Brazil BMI Index                            -15.27%             -13.76%               -42.20%
MSCI Brazil Index                               -14.04%             -14.10%               -43.05%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -16.40% during the 12-month period covered by this report. During the same period, the MSCI Brazil Index ("benchmark") generated a return of -14.04%. The Fund's return faced currency headwinds as the USD's strengthening against the Brazilian Real contributed -10.1% to the Fund's return. The Materials sector was the worst-contributing sector in the Fund with a -5.6% contribution to return. The Fund's holdings in the sector comprised an average of 14.5% of the Fund's weight and retuned -36.6% in USD terms. Particular weakness came from the Steel industry, where the Fund's holdings returned -54.4% in USD terms. The Telecommunications sector was the second-worst contributor to the Fund's return with a -4.0% contribution to return. The sector comprised an average of 9.2% of the Fund's weight and returned -38.1% in USD terms. Oi S.A. (Preference Shares) was a particularly weak performer from the sector with a USD return of -78.7%. Relative to its benchmark, the Fund underperformed. Most of the underperformance came from the weak-performing Telecommunications sector where the Fund was overweight relative to the benchmark 9.2% vs. 2.9% (average weight).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   26.9%
Consumer Discretionary                       17.7
Utilities                                    13.2
Industrials                                   8.7
Materials                                     8.3
Consumer Staples                              7.6
Telecommunication Services                    6.3
Information Technology                        4.0
Health Care                                   3.8
Energy                                        3.5
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Kroton Educacional S.A.                       4.4%
BB Seguridade Participacoes S.A.              4.4
Cielo S.A.                                    4.0
Banco Bradesco S.A. (Preference Shares)       3.9
WEG S.A.                                      3.8
Itausa - Investimentos Itau S.A.
   (Preference Shares)                        3.8
Qualicorp S.A.                                3.8
Estacio Participacoes S.A.                    3.6
CETIP S.A. - Mercados Organizados             3.6
Cia Energetica de Minas Gerais (Preference
   Shares)                                    3.6
                                            ------
    Total                                    38.9%
                                            ======

---------------------------------------------------------------------------------------------------
                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                APRIL 18, 2011 - DECEMBER 31, 2014

            First Trust Brazil       Defined Brazil       S&P Brazil       MSCI Brazil
             AlphaDEX(R) Fund            Index            BMI Index           Index
4/18/11         $10,000                 $10,000            $10,000           $10,000
6/30/11           9,884                   9,933              9,949             9,926
12/31/11          7,858                   7,946              7,929             7,887
6/30/12           7,907                   8,002              7,413             7,280
12/31/12          8,314                   8,512              8,180             7,890
6/30/13           6,918                   7,182              6,718             6,471
12/31/13          7,090                   7,327              6,824             6,624
6/30/14           7,535                   7,846              7,483             7,320
12/31/14          5,927                   6,189              5,782             5,694
---------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          16               27             52              64
1/1/12 - 12/31/12           84               38             11               1
1/1/13 - 12/31/13          166               57              7               1
1/1/14 - 12/31/14          119               16              3               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          14                4              1               0
1/1/12 - 12/31/12          107                8              1               0
1/1/13 - 12/31/13           16                3              2               0
1/1/14 - 12/31/14           98               10              5               1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

The First Trust China AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined China Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FCA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P China BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                             -1.68%              -4.94%                -17.12%
Market Price                                    -1.61%              -4.72%                -16.42%

INDEX PERFORMANCE
Defined China Index                              0.04%              -4.00%                -14.02%
S&P China BMI Index                              5.90%               1.51%                  5.72%
MSCI China Index                                 7.96%               1.69%                  6.39%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)



PERFORMANCE REVIEW

The Fund generated a NAV return of -1.68% during the 12-month period covered by this report. During the same period, the MSCI China Index ("benchmark") generated a return of 7.96%. The Financials sector led all other sectors in the Fund in contribution to return with a 2.4% contribution. The Fund's holdings from the sector comprised 25.6% of the Fund's average weight and returned 4.5% in USD terms. The Consumer Discretionary sector was the worst-contributing sector in the Fund with a -3.5% contribution. The Fund's holdings from the sector returned -31.9% in USD terms and comprised an average of 8.4% of the Fund's weight. Within the sector, the Automobile Manufacturing industry was particularly weak with a -35.2% return in USD terms. Relative to its benchmark, the Fund underperformed. The Financials sector was the cause of most of the underperformance. Within the sector, the Fund's holdings returned 4.5% vs. 19.8% in USD terms for the benchmark's constituents. The cause of the performance difference in the sector was caused by the Fund being underweight in large diversified banks, which performed well, and overweight in real estate development companies, which performed poorly, relative to the benchmark. Additional underperformance came from the Information Technology sector where the Fund's holdings had a USD return of -10.0% vs. 13.5% for the benchmark. Almost all of the benchmark's technology allocation was in Tencent Holdings Ltd., which had a USD return of 14.0%. The Fund's larger exposure to technology companies other than Tencent Holdings caused the sector's underperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   34.7%
Industrials                                  14.1
Information Technology                       11.4
Consumer Discretionary                        8.1
Telecommunication Services                    8.0
Energy                                        7.6
Materials                                     7.1
Health Care                                   4.6
Utilities                                     4.4
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
China Communications Construction Co.,
   Ltd., Class H                              4.5%
China CITIC Bank Corp., Ltd., Class H         3.3
Evergrande Real Estate Group Ltd.             3.3
Vipshop Holdings Ltd., ADR                    3.3
Guangzhou R&F Properties Co., Ltd.,
   Class H                                    3.1
Baidu, Inc., ADR                              3.1
CITIC Ltd.                                    3.1
Lenovo Group Ltd.                             3.0
China Telecom Corp., Ltd., Class H            3.0
China Hongqiao Group Ltd.                     2.9
                                            ------
    Total                                    32.6%
                                            ======

----------------------------------------------------------------------------------
                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        APRIL 18, 2011 - DECEMBER 31, 2014

            First Trust China       Defined China       S&P China       MSCI China
            AlphaDEX(R) Fund            Index           BMI Index         Index
4/18/11          $10,000               $10,000           $10,000         $10,000
6/30/11            9,334                 9,279             9,446           9,583
12/31/11           6,692                 6,670             7,502           7,746
6/30/12            7,023                 6,935             7,764           8,048
12/31/12           8,568                 8,506             9,045           9,508
6/30/13            6,942                 7,022             8,322           8,463
12/31/13           8,428                 8,591             9,982           9,855
6/30/14            7,814                 8,015             9,903           9,789
12/31/14           8,287                 8,595            10,570          10,640
----------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          32               35             36              16
1/1/12 - 12/31/12           84               49             16               4
1/1/13 - 12/31/13           64               31             16               0
1/1/14 - 12/31/14           76               56              8               2
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31               20              7               1
1/1/12 - 12/31/12           70               23              4               0
1/1/13 - 12/31/13           54               51             33               3
1/1/14 - 12/31/14           72               31              7               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

The First Trust Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Japan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FJP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Japan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                             -1.22%              4.42%                 17.39%
Market Price                                    -2.32%              4.47%                 17.59%

INDEX PERFORMANCE
Defined Japan Index                              0.16%              5.03%                 19.94%
S&P Japan BMI Index                             -3.34%              5.87%                 23.54%
MSCI Japan Index                                -4.02%              5.63%                 22.50%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -1.22% during the 12-month period covered by this report. During the same period, the MSCI Japan Index ("benchmark") generated a return of -4.02%. The Fund's return faced currency headwinds as the USD's strengthening against the Japanese Yen contributed -12.8% to the Fund's return. By sector, Materials was the best contributor with a 1.4% contribution to the Fund's return. The Fund's holdings from the sector had an average weight in the Fund of 14.6% and had a strong local return of 25.3%, which was tempered to 9.9% in USD terms. The sector's solid performance came largely from its exposure to the Chemicals industry, which returned 18.2% in USD terms. The Financials sector was the worst contributor to the Fund's return with a -1.6% contribution to return. Within the sector, the Fund's holdings returned -23.8% in USD terms with an average weight in the Fund of 5.5%. Relative to its benchmark, the Fund outperformed. The Industrials and Materials sectors were the major sources of the outperformance. In the Industrials sector, the Fund's holdings outperformed the benchmark's constituents 6.3% vs. -1.2% in USD terms. The Fund was overweight in the Materials sector (14.6% vs. 6.0% average weight) and outperformed (9.9% vs. 3.1% USD return) relative to the benchmark.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Industrials                                  28.9%
Consumer Discretionary                       26.5
Materials                                    17.2
Information Technology                       13.0
Energy                                        3.6
Telecommunication Services                    3.0
Financials                                    2.7
Utilities                                     2.1
Health Care                                   1.8
Consumer Staples                              1.2
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Minebea Co., Ltd.                             2.3%
Koito Manufacturing Co., Ltd.                 2.1
Japan Airlines Co., Ltd.                      1.9
Brother Industries Ltd.                       1.8
Yokohama Rubber (The) Co., Ltd.               1.8
Asics Corp.                                   1.8
Sumitomo Rubber Industries Ltd.               1.8
Seiko Epson Corp.                             1.7
Tokyo Electric Power Co., Inc.                1.7
Asahi Kasei Corp.                             1.7
                                            ------
    Total                                    18.6%
                                            ======

----------------------------------------------------------------------------------
                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        APRIL 18, 2011 - DECEMBER 31, 2014

            First Trust Japan       Defined Japan       S&P Japan       MSCI Japan
            AlphaDEX(R) Fund            Index           BMI Index          Index
4/18/11          $10,000                $10,000           $10,000         $10,000
6/30/11           10,724                 10,567            10,350          10,315
12/31/11           9,534                  9,452             9,395           9,278
6/30/12            9,270                  9,136             9,671           9,569
12/31/12           9,096                  9,016            10,102          10,037
6/30/13           10,707                 10,698            11,682          11,698
12/31/13          11,885                 11,972            12,780          12,764
6/30/14           12,385                 12,469            12,992          12,851
12/31/14          11,740                 11,993            12,354          12,251
----------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          79               52              5               3
1/1/12 - 12/31/12          113               30              8               1
1/1/13 - 12/31/13           71               70             40               9
1/1/14 - 12/31/14           84               54              4               3
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          33                5              1               0
1/1/12 - 12/31/12           79               17              2               0
1/1/13 - 12/31/13           37               19              4               2
1/1/14 - 12/31/14           69               32              5               1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

The First Trust South Korea AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined South Korea Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FKO." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P South Korea BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                             -13.60%             -4.76%                -16.52%
Market Price                                    -14.63%             -4.52%                -15.76%

INDEX PERFORMANCE
Defined South Korea Index                       -12.15%             -3.64%                -12.84%
S&P South Korea BMI Index                        -9.19%             -1.76%                 -6.38%
MSCI South Korea Index                          -11.12%             -2.72%                 -9.72%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -13.60% during the 12-month period covered by this report. During the same period, the MSCI South Korea Index ("benchmark") generated a return of -11.12%. The Consumer Discretionary sector was the worst-contributing sector to the Fund's return with a -5.6% contribution. It was the heaviest-weighted sector with an average weight of 19.8% and returned -25.3% in USD terms. The Industrials sector was the next-worst contributor with a -3.5% contribution to return. The Fund's holdings from the sector comprised 17.6% of the Fund's average weight and returned -16.4% in USD terms. Within the sector, the Construction and Engineering industry had a particularly low return of -46.0% in USD terms. Not far behind the Industrials sector, the Materials sector's contribution also rounded to -3.5%. The sector comprised 10.0% of the Fund's average weight and returned -30.4% in USD terms. One bright spot in the Fund's returns was its exposure to the Consumer Staples sector which returned 46.1% in USD terms. The sector's returns were boosted by Personal Products company, AmorePacific Group, Inc., which returned 105.8% in USD terms. Even though the Fund's holdings in the Consumer Staples sector had strong returns, the sector's contribution to return was limited to 1.2% due to the sector's low average weight in the Fund of 8.7%. Relative to its benchmark, the Fund underperformed. Most of the underperformance came from the Consumer Discretionary sector where the Fund's holdings returned -25.3% vs. -19.3% for the benchmark's constituents (in USD terms).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                       22.5%
Industrials                                  19.3
Information Technology                       16.2
Consumer Staples                             13.6
Telecommunication Services                    8.0
Materials                                     7.9
Financials                                    5.7
Utilities                                     4.4
Energy                                        2.4
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
AMOREPACIFIC Group                            4.6%
Amorepacific Corp.                            4.0
Samsung Electronics Co., Ltd.                 3.5
LG Uplus Corp.                                3.5
SK Hynix, Inc.                                3.4
Kia Motors Corp.                              3.2
SK Telecom Co., Ltd.                          3.2
Korea Electric Power Corp.                    3.2
CJ Corp.                                      3.1
CJ CheilJedang Corp.                          3.1
                                            ------
    Total                                    34.8%
                                            ======

-------------------------------------------------------------------------------------------------
                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               APRIL 18, 2011 - DECEMBER 31, 2014

            First Trust South Korea       Defined South       S&P South Korea         MSCI South
               AlphaDEX(R) Fund            Korea Index           BMI Index           Korea Index
4/18/11             $10,000                  $10,000              $10,000               $10,000
6/30/11              10,266                   10,241                9,969                 9,922
12/31/11              7,729                    7,800                8,262                 8,064
6/30/12               7,704                    7,694                8,614                 8,488
12/31/12              9,067                    9,119                9,907                 9,772
6/30/13               7,844                    8,022                8,749                 8,498
12/31/13              9,660                    9,921               10,309                10,158
6/30/14               9,680                    9,993               10,785                10,569
12/31/14              8,347                    8,716                9,361                 9,027
-------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          13                5              0               1
1/1/12 - 12/31/12           51               71             13               6
1/1/13 - 12/31/13           86               72             13               7
1/1/14 - 12/31/14           78               23              2               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31               37             56              35
1/1/12 - 12/31/12           57               36             16               0
1/1/13 - 12/31/13           53               21              0               0
1/1/14 - 12/31/14          104               36              9               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

The First Trust Developed Markets Ex-US AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets Ex-US Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FDT." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Developed Markets Ex-US BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

On or about April 14, 2015, the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Developed Markets Ex-US Index (the "New Index"). The New Index is a modified equal dollar-weighted index calculated by The NASDAQ OMX Group, Inc., based on select securities from the NASDAQ Developed ex United States Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Accordingly, after the Fund changes to the New Index, the shares of the Fund will cease to be listed on NYSE Arca and instead be listed and trade on The NASDAQ(R) Stock Market, LLC. See Note 8 for further information.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                             -5.98%              0.79%                  2.97%
Market Price                                    -6.39%              0.93%                  3.48%

INDEX PERFORMANCE
Defined Developed Markets Ex-US Index           -4.71%              1.85%                  7.04%
S&P Developed Markets Ex-US BMI Index           -4.29%              3.73%                 14.55%
MSCI World Ex-US Index                          -4.32%              3.89%                 15.18%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)



PERFORMANCE REVIEW

The Fund generated a NAV return of -5.98% during the 12-month period covered by this report. During the same period, the MSCI World Ex-US Index ("benchmark") generated a return of -4.32%. The Fund's return faced currency headwinds as the USD's strengthening against the underlying currencies of the Fund's holdings contributed -9.8% to the Fund's return. Italy was the worst-contributing country to the Fund's return with a -1.2% contribution. The Fund's holdings domiciled in the country had a USD return of -15.9% and comprised an average of 4.3% of the Fund's weight. The Financials sector was the heaviest-weighted sector within the Fund's Italian holdings and it returned -13.6% in USD terms. South Korea was the next-worst contributing country in the Fund with a -0.8% contribution to the Fund's return. The Fund's holdings domiciled in the country comprised 8.8% of the Fund's average weight and returned -6.4%. Within the country, the Consumer Discretionary sector was a source of weakness returning -14.1% in USD terms and contributing -0.6% to the Fund's return. Relative to its benchmark, the Fund underperformed. The largest source of underperformance was Italy, where the Fund was overweight (4.3% vs. 2.1% average weight) and underperformed (-15.9% vs. -8.8% USD returns), relative to the benchmark.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   24.5%
Industrials                                  17.5
Consumer Discretionary                       17.2
Materials                                     9.8
Information Technology                        9.7
Consumer Staples                              6.8
Energy                                        6.2
Utilities                                     3.4
Telecommunication Services                    2.6
Health Care                                   2.3
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Dixons Carphone PLC                           0.7%
Societe Television Francaise 1                0.7
Caltex Australia Ltd.                         0.7
Koito Manufacturing Co., Ltd.                 0.7
CJ Korea Express Co., Ltd.                    0.6
NOK Corp.                                     0.6
Alps Electric Co., Ltd.                       0.6
Great Portland Estates PLC                    0.6
Power Assets Holdings Ltd.                    0.6
 Link REIT                                    0.6
                                            ------
    Total                                     6.4%
                                            ======

----------------------------------------------------------------------------------------------------------
                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    APRIL 18, 2011 - DECEMBER 31, 2014

                  First Trust
            Developed Markets Ex-US        Defined Developed         S&P Developed Markets     MSCI World
               AlphaDEX(R) Fund           Markets Ex-US Index           Ex-US BMI Index        Ex-US Index
4/18/11             $10,000                     $10,000                     $10,000              $10,000
6/30/11              10,218                      10,215                      10,173               10,192
12/31/11              7,908                       7,970                       8,476                8,545
6/30/12               7,951                       7,996                       8,701                8,753
12/31/12              9,249                       9,315                       9,900                9,948
6/30/13               9,465                       9,622                      10,160               10,247
12/31/13             10,951                      11,233                      11,966               12,039
6/30/14              11,442                      11,755                      12,652               12,689
12/31/14             10,297                      10,704                      11,453               11,519
----------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          48               26              9               1
1/1/12 - 12/31/12          133               59             12               0
1/1/13 - 12/31/13          132               77              5               0
1/1/14 - 12/31/14          103               59              3               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          52               39              3               0
1/1/12 - 12/31/12           40                6              0               0
1/1/13 - 12/31/13           30                8              0               0
1/1/14 - 12/31/14           70               17              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

The First Trust Emerging Markets AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Emerging Markets Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEM." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Emerging Markets BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

On or about April 14, 2015, the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Emerging Markets Index (the "New Index"). The New Index is a modified equal dollar-weighted index calculated by The NASDAQ OMX Group, Inc., based on select securities from the NASDAQ Emerging Markets Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Accordingly, after the Fund changes to the New Index, the shares of the Fund will cease to be listed on NYSE Arca and instead be listed and trade on The NASDAQ(R) Stock Market, LLC. See Note 8 for further information.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (4/18/11)    Inception (4/18/11)
                                               12/31/14          to 12/31/14            to 12/31/14

FUND PERFORMANCE
NAV                                             -10.04%             -5.59%                -19.21%
Market Price                                    -10.90%             -5.57%                -19.13%

INDEX PERFORMANCE
Defined Emerging Markets Index                   -8.58%             -4.42%                -15.43%
S&P Emerging Markets BMI Index                    0.37%             -2.10%                 -7.55%
MSCI Emerging Markets Index                      -2.19%             -2.64%                 -9.42%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -10.04% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index ("benchmark") generated a return of -2.19%. Despite a small average Fund weight of 2.6%, Russia was the worst-contributing country in the Fund as its hard-hit energy companies and currency dragged the country's return in the Fund down to -52.5% in USD terms and caused a contribution of -1.7%. China was the next-worst contributing country with a -1.5% contribution. It was the heaviest-weighted country in the Fund with a 28.3% average weight and the Fund's holdings from the country returned -2.3% in USD terms. The country's return in the Fund was hurt by its Financials holdings return of -13.9% in USD terms. Relative to its benchmark, the Fund underperformed. China was the primary source of the Fund's underperformance. Within the country, the Fund underperformed the benchmark in the Financials sector (-13.9% vs. 21.2% USD returns) and the Information Technology sector (-23.4% vs. 12.8% USD returns). The underperformance in the Chinese Financials sector was caused by the Fund being overweight in Real Estate Management & Development companies, which performed poorly, and underweight in large diversified banks, which performed well. In the Chinese Information Technology sector, the Fund underperformed because most of the benchmark's weight was in Tencent Holdings, Ltd., which had a USD return of 14.0%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM) (CONTINUED)


-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   29.2%
Materials                                    12.2
Industrials                                  10.3
Energy                                        8.4
Information Technology                        8.3
Utilities                                     7.9
Telecommunication Services                    7.3
Consumer Discretionary                        6.4
Consumer Staples                              5.5
Health Care                                   4.5
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Guangzhou R&F Properties Co., Ltd.,
   Class H                                    1.5%
Alrosa AO                                     1.4
PICC Property & Casualty Co., Ltd.,
   Class H                                    1.4
JBS S.A.                                      1.4
Far East Horizon Ltd.                         1.3
Sanlam Ltd.                                   1.3
Westports Holdings Bhd                        1.3
SOHO China Ltd.                               1.2
GT Capital Holdings, Inc.                     1.2
Sinopharm Group Co., Ltd., Class H            1.2
                                            ------
    Total                                    13.2%
                                            ======

----------------------------------------------------------------------------------------------------
                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 APRIL 18, 2011 - DECEMBER 31, 2014

              First Trust
            Emerging Markets         Defined Emerging             S&P Emerging         MSCI Emerging
            AlphaDEX(R) Fund          Markets Index             Markets BMI Index      Markets Index
4/18/11         $10,000                  $10,000                     $10,000              $10,000
6/30/11           9,787                    9,770                       9,888                9,945
12/31/11          7,678                    7,729                       7,895                8,042
6/30/12           8,052                    8,125                       8,253                8,358
12/31/12          9,293                    9,427                       9,355                9,507
6/30/13           8,423                    8,651                       8,636                8,597
12/31/13          8,981                    9,251                       9,213                9,259
6/30/14           9,280                    9,606                       9,887                9,828
12/31/14          8,079                    8,457                       9,247                9,057
----------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31               60             57               5
1/1/12 - 12/31/12          105               72             14               1
1/1/13 - 12/31/13          100               60             12               1
1/1/14 - 12/31/14           95               57              4               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          12               12              1               0
1/1/12 - 12/31/12           47               10              1               0
1/1/13 - 12/31/13           50               24              5               0
1/1/14 - 12/31/14           61               33              2               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

The First Trust Germany AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index call the Defined Germany Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FGM." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Germany BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (2/14/12)    Inception (2/14/12)
                                                12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                             -11.60%             8.53%                 26.58%
Market Price                                    -13.23%             8.35%                 25.98%

INDEX PERFORMANCE
Defined Germany Index                           -10.90%             9.12%                 28.55%
S&P Germany BMI Index                            -9.88%            10.68%                 33.89%
MSCI Germany Index                              -10.36%            10.58%                 33.55%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -11.60% during the 12-month period covered by this report. During the same period, the MSCI Germany Index ("benchmark") generated a return of -10.36%. The Fund's return faced currency headwinds as the USD's strengthening vs. the Euro contributed -12.4% to the Fund's return. Most sectors in the Fund had a positive local return, but in USD terms only the Financials sector stayed in positive territory, with a 5.9% USD return. This caused the Financials sector to have the only positive contribution to total return, but the contribution was limited to 0.5% due to the sector's low average Fund weight of 7.6%. The Consumer Discretionary sector was the heaviest-weighted in the Fund with a 26.7% average weight. The Fund's holdings in the sector had a slightly positive local return, but in USD terms returned -11.8% and contributed -4.0% to the Fund's return. Relative to its benchmark, the Fund underperformed. The leading cause of the underperformance was the Health Care sector, where the Fund's holdings returned -4.9% in USD terms vs. 1.2% in USD terms for the benchmark's Health Care constituents. An underweight position in Pharmaceutical companies caused the Fund to lag within the sector.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                       24.4%
Materials                                    18.3
Industrials                                  15.7
Financials                                    9.7
Health Care                                   9.3
Telecommunication Services                    7.3
Information Technology                        6.7
Utilities                                     5.6
Consumer Staples                              3.0
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Deutsche Telekom AG                           4.7%
Celesio AG                                    4.7
Rhoen Klinikum AG                             4.6
ThyssenKrupp AG                               4.5
Evonik Industries AG                          4.3
Porsche Automobil Holding SE (Preference
   Shares)                                    4.0
Fielmann AG                                   3.9
Daimler AG                                    3.7
Infineon Technologies AG                      3.5
Volkswagen AG (Preference Shares)             3.5
                                            ------
    Total                                    41.4%
                                            ======

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                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           FEBRUARY 14, 2012 - DECEMBER 31, 2014

            First Trust Germany       Defined Germany       S&P Germany       MSCI Germany
             AlphaDEX(R) Fund              Index             BMI Index           Index
2/14/12          $10,000                 $10,000             $10,000            $10,000
6/30/12            9,157                   9,132               9,197              9,174
12/31/12          11,309                  11,243              11,304             11,342
6/30/13           11,312                  11,323              11,668             11,670
12/31/13          14,319                  14,428              14,857             14,900
6/30/14           14,701                  14,786              15,141             15,095
12/31/14          12,659                  12,855              13,389             13,358
-------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         116               45              4               1
1/1/13 - 12/31/13          163               35              2               0
1/1/14 - 12/31/14          130                9              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          45                8              1               0
1/1/13 - 12/31/13           49                3              0               0
1/1/14 - 12/31/14          106                7              0               0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

The First Trust Canada AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Canada Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FCAN." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Canada BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (2/14/12)    Inception (2/14/12)
                                                12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                             -10.86%            3.58%                  10.67%
Market Price                                    -11.30%            3.50%                  10.43%

INDEX PERFORMANCE
Defined Canada Index                            -10.08%            4.34%                  12.99%
S&P Canada BMI Index                             -0.09%            2.52%                   7.42%
MSCI Canada Index                                 1.50%            3.69%                  10.98%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -10.86% during the 12-month period covered by this report. During the same period, the MSCI Canada Index ("benchmark") generated a return of 1.50%. Weakening of the Canadian Dollar against the USD contributed -8.1% to the Fund's return. By sector, Energy was worst contributor with a -12.7% contribution to return. The sector was the worst-performing in the Fund with a return of -23.8% in USD terms and it was the heaviest-weighted sector in the Fund with a 26.3% average weight. The Consumer Discretionary sector was the best-performing and top-contributing sector in the Fund with a 28.4% USD return and a 3.0% contribution to return. Most of the sector's performance came from Auto Components companies, Linamar Corp. (52.9% USD return) and Magna International, Inc. (34.5% USD return). Relative to its benchmark, the Fund underperformed. The underperformance came mostly from the Energy sector where the Fund's holdings returned -23.8% vs. -10.8% for the benchmark's Energy constituents (in USD terms).

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Energy                                       32.2%
Materials                                    18.3
Financials                                   15.5
Consumer Discretionary                       13.0
Consumer Staples                              8.1
Industrials                                   5.0
Utilities                                     4.4
Information Technology                        3.5
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
CCL Industries, Inc. Class B                  6.0%
Linamar Corp.                                 5.5
Magna International, Inc.                     5.2
WestJet Airlines Ltd.                         5.0
Boardwalk Real Estate Investment Trust        4.6
Saputo, Inc.                                  4.3
Dream Office Real Estate Investment Trust     4.2
Gibson Energy, Inc.                           3.9
Genworth MI Canada, Inc.                      3.8
West Fraser Timber Co., Ltd.                  3.8
                                            ------
    Total                                    46.3%
                                            ======

---------------------------------------------------------------------------------------
                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         FEBRUARY 14, 2012 - DECEMBER 31, 2014

            First Trust Canada       Defined Canada       S&P Canada        MSCI Canada
             AlphaDEX(R) Fund            Index             BMI Index           Index
2/14/12          $10,000                $10,000             $10,000           $10,000
6/30/12            9,358                  9,369               9,194             9,312
12/31/12          10,726                 10,768              10,213            10,351
6/30/13           11,210                 11,272               9,499             9,662
12/31/13          12,415                 12,566              10,752            10,934
6/30/14           13,402                 13,630              12,091            12,201
12/31/14          11,067                 11,298              10,743            11,098
---------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         150               13             27               1
1/1/13 - 12/31/13          187               12              0               0
1/1/14 - 12/31/14          159                4              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          28                1              0               0
1/1/13 - 12/31/13           50                3              0               0
1/1/14 - 12/31/14           88                0              1               0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

The First Trust Australia AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Australia Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAUS." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Australia BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (2/14/12)    Inception (2/14/12)
                                                12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                              1.47%             3.54%                  10.53%
Market Price                                     1.27%             3.55%                  10.57%

INDEX PERFORMANCE
Defined Australia Index                          2.65%             4.36%                  13.06%
S&P Australia BMI Index                         -4.51%             2.50%                   7.37%
MSCI Australia Index                            -3.41%             4.37%                  13.11%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.47% during the 12-month period covered by this report. During the same period, the MSCI Australia Index ("benchmark") generated a return of -3.41%. Weakening of the Australian Dollar against the USD contributed -8.5% to the Fund's return. By sector, Financials led the way with a 3.8% contribution to return. The Fund's holdings from the sector returned 13.9% in USD terms and comprised an average of 32.9% of the Fund's weight. Real estate investment trusts ("REITs") were responsible for much of the sector's performance as the industry had a 16.4% average Fund weight and returned 25.8% in USD terms. The Industrials sector was the top-performing and second-best contributing sector. The Fund's holdings in the sector comprised 14.3% of the Fund's weight and returned 19.0% in USD terms resulting in a 2.2% contribution to return. Poor returns from the Metals & Mining industry dragged down the return of the Fund's holdings in the Materials sector. The sector was the worst contributing in the Fund with a contribution of -2.1% on a return of -13.2% in USD terms. About half of the Fund's Materials exposure was in the Metals & Mining industry, which returned -21.0% in USD terms. Relative to its benchmark, the Fund outperformed. The Financials sector was responsible for much of the Fund's outperformance. The Fund's holdings in the sector returned 13.9% in USD terms vs. 2.7% for the benchmark. An overweight position in the strong-performing REIT industry (16.4% vs. 6.8% average weight) was the cause of the performance gap in the sector. Additional outperformance came from the Industrials sector where the Fund was overweight (14.3% vs. 5.6% average weight) and outperformed the benchmark constituents (19.0% vs. 7.3% USD return).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   36.4%
Materials                                    19.4
Industrials                                  15.3
Energy                                        9.3
Utilities                                     8.3
Consumer Staples                              3.8
Consumer Discretionary                        3.2
Healthcare                                    2.9
Information Technology                        1.4
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Lend Lease Group                              5.0%
Federation Centres                            4.6
Leighton Holdings Ltd.                        4.5
Incitec Pivot Ltd.                            4.4
Alumina Ltd.                                  4.2
Dexus Property Group                          4.2
AMP Ltd.                                      4.1
Westfield Corp.                               4.0
Caltex Australia Ltd.                         3.8
Toll Holdings Ltd.                            3.7
                                            ------
    Total                                    42.5%
                                            ======

--------------------------------------------------------------------------------------------------
                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              FEBRUARY 14, 2012 - DECEMBER 31, 2014

            First Trust Australia       Defined Australia       S&P Australia       MSCI Australia
              AlphaDEX(R) Fund                Index               BMI Index             Index
2/14/12            $10,000                   $10,000               $10,000             $10,000
6/30/12              9,414                     9,374                 9,377               9,525
12/31/12            10,959                    10,895                10,991              11,242
6/30/13             10,075                    10,172                10,112              10,553
12/31/13            10,893                    11,013                11,244              11,711
6/30/14             12,109                    12,262                12,203              12,749
12/31/14            11,053                    11,304                10,737              11,312
--------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          94               73              9               2
1/1/13 - 12/31/13          108               66              4               0
1/1/14 - 12/31/14          131               15              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          34                8              0               0
1/1/13 - 12/31/13           62               12              0               0
1/1/14 - 12/31/14           96                9              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

The First Trust United Kingdom AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined United Kingdom Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FKU." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P United Kingdom BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (2/14/12)    Inception (2/14/12)
                                                12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                             -4.53%             13.00%                 42.17%
Market Price                                    -5.78%             12.96%                 42.02%

INDEX PERFORMANCE
Defined United Kingdom Index                    -2.50%             14.75%                 48.57%
S&P United Kingdom BMI Index                    -5.01%              9.07%                 28.36%
MSCI United Kingdom Index                       -5.39%              7.52%                 23.21%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.53% during the 12-month period covered by this report. During the same period, the MSCI United Kingdom Index ("benchmark") generated a return of -5.39%. The Energy sector was the worst contributor to the Fund's return with a -2.2% contribution. The Fund's holdings from the sector comprised 7.7% of the Fund's average weight and returned -34.8% in USD terms. Falling energy prices hit Oil & Gas Exploration & Production companies particularly hard as the Fund's holdings in the industry returned -54.3%. The Industrials sector was the second-worst contributing sector with a -1.9% contribution to return. Within the sector, the Fund's holdings returned -13.7% and comprised 14.3% of the Fund's average weight. The Air Freight & Logistics industry was a particular weak point in the sector with a -29.4% return in USD terms. The Financials sector was the best of only a few sectors which made positive contributions to the Fund's return. For the period, the Fund's Financials holdings comprised 33.3% of the Fund's average weight and returned 5.4% in USD terms resulting in a 1.6% contribution to return. In total, the Fund's currency exposure detracted -5.9% from the Fund's return. Relative to its benchmark, the Fund outperformed. The Financials sector was the main source of outperformance as the Fund was overweight the sector (33.3% vs. 22.3% average weight) and outperformed within the sector (5.4% vs. -5.3% USD return).

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   38.1%
Consumer Discretionary                       15.4
Industrials                                  12.2
Health Care                                   8.4
Consumer Staples                              6.4
Utilities                                     4.7
Energy                                        4.3
Materials                                     4.2
Telecommunication Services                    3.2
Information Technology                        3.1
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Carphone Warehouse Group PLC                  3.1%
Shaftesbury PLC                               2.6
Hikma Pharmaceuticals PLC                     2.5
Great Portland Estates PLC                    2.5
Vodafone Group PLC                            2.4
Derwent London PLC                            2.4
Capital & Counties Properties PLC             2.4
British Land Co., PLC                         2.4
Legal & General Group PLC                     2.4
Bunzl PLC                                     2.3
                                            ------
    Total                                    25.0%
                                            ======

-------------------------------------------------------------------------------------------------------
                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 FEBRUARY 14, 2012 - DECEMBER 31, 2014

            First Trust United Kingdom      Defined United       S&P United Kingdom        MSCI United
                 AlphaDEX(R) Fund           Kingdom Index            BMI Index            Kingdom Index
2/14/12              $10,000                   $10,000                $10,000                $10,000
6/30/12                9,737                     9,761                  9,718                  9,678
12/31/12              11,617                    11,622                 10,945                 10,792
6/30/13               11,954                    12,115                 11,108                 10,821
12/31/13              14,890                    15,237                 13,511                 13,022
6/30/14               15,136                    15,595                 14,168                 13,695
12/31/14              14,216                    14,854                 12,835                 12,320
-------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          87              100             21               1
1/1/13 - 12/31/13           96              125             14               0
1/1/14 - 12/31/14          118              102              5               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12           9                2              0               0
1/1/13 - 12/31/13           17                0              0               0
1/1/14 - 12/31/14           25                2              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

The First Trust Taiwan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Taiwan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTW." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Taiwan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (2/14/12)    Inception (2/14/12)
                                                12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                             15.13%              8.75%                 27.31%
Market Price                                    14.01%              8.69%                 27.13%

INDEX PERFORMANCE
Defined Taiwan Index                            17.27%             10.27%                 32.48%
S&P Taiwan BMI Index                             5.20%              6.54%                 19.99%
MSCI Taiwan Index                                9.36%              7.60%                 23.47%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 15.13% during the 12-month period covered by this report. During the same period, the MSCI Taiwan Index ("benchmark") generated a return of 9.36%. The Information Technology sector was responsible for all of the Fund's positive performance. The Fund's holdings in the sector had an average Fund weight of 65.9% and had a USD return of 32.2%, resulting in an 18.2% contribution to return. Within the sector, the Semiconductor industry made a particularly large contribution. The Fund's holdings in the industry comprised 21.8% of the Fund's average weight and returned 48.0% to contribute 8.6% to the Fund's return. The Consumer Discretionary, Financials, Industrials, and Materials sectors pulled back the Fund's return by contributing -0.9%, -0.9%, -0.8%, and -0.8% to return, respectively. Relative to its benchmark, the Fund outperformed. The outperformance came from the Information Technology sector where the Fund was overweight (65.9% vs. 56.7% average weight) and outperformed (32.2% vs. 20.6% USD returns) relative to the benchmark. Within the sector, the Semiconductor industry was a leading source of the performance gap with the Fund's holdings returning 48.0% vs. 22.7% (USD returns) for the benchmark. Inotera Memories, Inc. was a leading individual stock from the industry. The holding returned 112.6% while it was held in the Fund during this reporting period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Information Technology                       67.9%
Financials                                    7.6
Materials                                     7.3
Consumer Discretionary                        6.9
Industrials                                   6.0
Telecommunication Services                    3.5
Consumer Staples                              0.8
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
AU Optronics Corp.                            5.3%
Innolux Corp.                                 4.6
Nanya Technology Corp.                        4.3
Pegatron Corp.                                4.2
Largan Precision Co., Ltd.                    4.1
Far Eastern New Century Corp.                 4.1
Foxconn Technology Co., Ltd.                  4.1
United Microelectronics Corp.                 4.1
Advanced Semiconductor Engineering, Inc.      4.0
Inotera Memories, Inc.                        3.8
                                            ------
    Total                                    42.6%
                                            ======

--------------------------------------------------------------------------------------
                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        FEBRUARY 14, 2012 - DECEMBER 31, 2014

            First Trust Taiwan       Defined Taiwan       S&P Taiwan       MSCI Taiwan
             AlphaDEX(R) Fund            Index            BMI Index           Index
2/14/12           10000                  10000              10000             10000
6/30/12            9263                   9200               9129             9195
12/31/12          10070                  10111              10158             10353
6/30/13           10323                  10481              10365             10496
12/31/13          11057                  11297              11406             11291
6/30/14           13180                  13553              12591             12591
12/31/14          12731                  13248              11999             12348
--------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          70               74             30               1
1/1/13 - 12/31/13           75               45             12               2
1/1/14 - 12/31/14           88               27              3               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          36                8              0               1
1/1/13 - 12/31/13           78               33              6               1
1/1/14 - 12/31/14           87               37              7               3

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

The First Trust Hong Kong AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Hong Kong Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FHK." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Hong Kong BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (2/14/12)    Inception (2/14/12)
                                                12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                             1.63%              11.48%                 36.75%
Market Price                                    0.35%              11.32%                 36.18%

INDEX PERFORMANCE
Defined Hong Kong Index                         3.10%              12.86%                 41.62%
S&P Hong Kong BMI Index                         2.84%               8.57%                 26.67%
MSCI Hong Kong Index                            5.07%              10.10%                 31.90%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.63% during the 12-month period covered by this report. During the same period, the MSCI Hong Kong Index ("benchmark") generated a return of 5.07%. The Financials sector was the top-contributing sector to the Fund's return with a 6.7% contribution. The Fund's holdings in the sector comprised 50.0% of the Fund's average weight and returned 13.8% in USD terms. The Consumer Discretionary sector was the worst-contributing sector with a contribution of -4.4%. The Fund's holdings in the sector returned -15.0% in USD terms and comprised 21.0% of the Fund's average weight. Relative to the benchmark, the Fund underperformed. The Utilities sector was the main cause of underperformance. In general terms, the Utilities sector had solid returns during the reporting period and the Fund's relative return was harmed by being underweight the sector relative to the benchmark (4.6% vs. 11.7% average weight). The Fund's relative return in the Utilities sector was also hurt by a large position in ENN Energy Holdings Ltd. which returned -23.0% while held in the Fund. This caused the Fund's return within the Utilities sector to underperform the benchmark's Utilities holdings -12.0% vs. 17.4%. Some additional underperformance was caused by the Fund being underweight in the strong-performing Financials sector (50.0% vs. 59.6%).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   52.4%
Consumer Discretionary                       12.9
Industrials                                  12.8
Telecommunication Services                    8.9
Materials                                     3.5
Energy                                        3.4
Information Technology                        2.3
Utilities                                     2.3
Consumer Staples                              1.5
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
PCCW Ltd.                                     5.0%
Kerry Properties Ltd.                         4.5
Techtronic Industries Co.                     4.4
Wharf Holdings Ltd.                           4.4
Hysan Development Co., Ltd.                   4.2
Chinese Estates Holdings Ltd.                 4.1
Link REIT                                     4.1
Wheelock & Co., Ltd.                          3.9
HKT Trust and HKT Ltd.                        3.9
New World China Land Ltd.                     3.5
                                            ------
    Total                                    42.0%
                                            ======

-----------------------------------------------------------------------------------------
                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          FEBRUARY 14, 2012 - DECEMBER 31, 2014

            First Trust Hong Kong       Defined Hong       S&P Hong Kong       MSCI Hong
              AlphaDEX(R) Fund           Kong Index          BMI Index         Kong Index
2/14/12            $10,000                $10,000             $10,000           $10,000
6/30/12              9,573                  9,507               9,375             9,502
12/31/12            11,759                 11,734              11,132            11,299
6/30/13             11,586                 11,777              11,006            11,154
12/31/13            13,455                 13,736              12,316            12,553
6/30/14             13,520                 13,851              12,830            13,133
12/31/14            13,674                 14,161              12,666            13,191
-----------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          64               70             31               1
1/1/13 - 12/31/13           94               56             14               2
1/1/14 - 12/31/14           76               81             24               1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          43               11              0               0
1/1/13 - 12/31/13           51               31              3               1
1/1/14 - 12/31/14           45               19              6               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

The First Trust Switzerland AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Switzerland Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FSZ." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Switzerland BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                TOTAL RETURNS          TOTAL RETURNS
                                             1 Year Ended    Inception (2/14/12)    Inception (2/14/12)
                                                12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                             -5.06%             10.89%                 34.66%
Market Price                                    -6.09%             10.82%                 34.41%

INDEX PERFORMANCE
Defined Switzerland Index                       -4.15%             11.80%                 37.83%
S&P Switzerland BMI Index                        0.87%             14.02%                 45.85%
MSCI Switzerland Index                          -0.09%             13.48%                 43.88%
--------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)



PERFORMANCE REVIEW

The Fund generated a NAV return of -5.06% during the 12-month period covered by this report. During the same period, the MSCI Switzerland Index ("benchmark") generated a return of -0.09%. The USD strengthening versus the Swiss Franc was a major source of negative performance. For the reporting period, the Fund's currency exposure detracted -10.7% from the Fund's return. The Consumer Discretionary sector was the worst sector in the Fund, in terms of contribution to the Fund's return, with a -2.3% contribution. The Fund's holdings in the sector comprised 6.4% of the Fund's holdings and had a return of 20.7% in USD terms. The Industrials sector was the second-worst contributor with a -1.6% contribution. The Fund's holdings in the sector comprised 19.4% of the Fund's average weight and returned -12.1% in USD terms. The Health Care sector was the best-performing and contributing sector in the Fund. The Fund's holdings from the sector comprised 12.1% of the Fund's weight and had a local return of 29.5%; however the weak currency pulled the sector's USD return to 15.9% and limited its contribution to return to 1.8%. Relative to its benchmark, the Fund underperformed. The largest source of underperformance was the Fund being underweight the strong-performing Health Care sector relative to the benchmark (12.1% vs. 21.9% average weight). Additional underperformance was caused by the Fund being overweight the weak-performing Industrials sector (19.4% vs. 9.0% average weight).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   31.1%
Industrials                                  15.9
Materials                                    15.1
Health Care                                  12.9
Consumer Staples                             11.6
Consumer Discretionary                        6.3
Information Technology                        3.7
Telecommunication Services                    1.8
Utilities                                     1.6
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
GAM Holding AG                                4.8%
Swiss Re AG                                   4.8
Actelion Ltd.                                 4.6
Pargesa Holding S.A.                          4.4
Helvetia Holding AG                           4.2
Aryzta AG                                     4.1
Swiss Life Holding AG                         4.1
Barry Callebaut AG                            3.8
Temenos Group AG                              3.7
Clariant AG                                   3.5
                                            ------
    Total                                    42.0%
                                            ======

----------------------------------------------------------------------------------------------------------
                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  FEBRUARY 14, 2012 - DECEMBER 31, 2014

            First Trust Switzerland       Defined Switzerland       S&P Switzerland       MSCI Switzerland
               AlphaDEX(R) Fund                  Index                 BMI Index               Index
2/14/12             $10,000                    $10,000                 $10,000                $10,000
6/30/12              9,444                       9,432                   9,760                  9,769
12/31/12            11,004                      10,977                  11,338                 11,374
6/30/13             11,808                      11,869                  12,563                 12,616
12/31/13            14,183                      14,378                  14,458                 14,401
6/30/14             15,216                      15,416                  15,495                 15,399
12/31/14            13,466                      13,782                  14,585                 14,389
----------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         137               36              2               0
1/1/13 - 12/31/13          165               13              1               0
1/1/14 - 12/31/14          152               30              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          41                4              0               0
1/1/13 - 12/31/13           68                5              0               0
1/1/14 - 12/31/14           66                3              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

The First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets ex-US Small Cap Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FDTS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Developed Markets ex-US Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

On or about April 14, 2015, the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Developed Markets ex-US Small Cap Index (the "New Index"). The New Index is a modified equal dollar-weighted index calculated by The NASDAQ OMX Group, Inc., based on select securities from the NASDAQ Developed Markets ex-US Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Accordingly, after the Fund changes to the New Index, the shares of the Fund will cease to be listed on NYSE Arca and instead be listed and trade on The NASDAQ(R) Stock Market, LLC. See Note 8 for further information.

----------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                  TOTAL RETURNS          TOTAL RETURNS
                                               1 Year Ended    Inception (2/15/12)    Inception (2/15/12)
                                                  12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                               -10.36%            4.58%                  13.73%
Market Price                                      -11.34%            4.52%                  13.56%

INDEX PERFORMANCE
Defined Developed Markets ex-US Small Cap Index    -8.60%            6.19%                  18.84%
S&P Developed Markets ex-US Small Cap Index        -3.77%            9.01%                  28.13%
MSCI World ex US Small Cap Index                   -5.34%            8.15%                  25.24%
----------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -10.36% during the 12-month period covered by this report. During the same period, the MSCI World ex US Small Cap Index ("benchmark") generated a return of -5.34%. Japan was the worst-contributing country in the Fund with a -1.7% contribution to the Fund's return. The Fund's Japanese holdings comprised 33.3% of the Fund's weight and had a local return of 8.9%, but a weakening Japanese Yen caused the country's USD return to be -4.6%. Australia was the second-worst contributing country in the Fund with a contribution of -1.4%. Negative returns in the Energy and Materials sectors along with a weakening currency dragged the country's performance down to -24.7% in USD terms. Greece was another negative contributor to the Fund's return. The Fund's holdings domiciled in the country comprised only 1.7% of the Fund's average weight, but returned -45.9% in USD terms to detract -1.0% from the Fund's return. The strengthening of the dollar versus other world currencies was a large headwind to the Fund's return. In total, the Fund's currency exposure detracted -9.5% from the Fund's return. Relative to its benchmark, the Fund underperformed. Australia was the largest source of underperformance as the Fund underperformed the benchmark's Australian constituents -24.7% vs. -8.0% in USD terms. Within the country, the Materials sector was the major cause of underperformance as the Fund's Australian Materials holdings underperformed the benchmark's -64.9% vs. -16.6% in USD terms.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)
(CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                       24.0%
Industrials                                  23.0
Financials                                   16.2
Materials                                    11.2
Information Technology                        8.6
Consumer Staples                              7.1
Energy                                        5.3
Health Care                                   2.8
Telecommunication Services                    1.2
Utilities                                     0.6
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Kusuri No Aoki Co., Ltd.                      0.6%
Yellow Pages Ltd./Canada                      0.6
Bic Camera, Inc.                              0.6
S Foods, Inc.                                 0.6
Create Restaurants Holdings, Inc.             0.5
Workspace Group PLC                           0.5
Schouw & Co.                                  0.5
Keihin Corp.                                  0.5
Deutsche Beteiligungs AG                      0.5
Belc Co., Ltd.                                0.5
                                            ------
    Total                                     5.4%
                                            ======

-------------------------------------------------------------------------------------------------------
                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 FEBRUARY 15, 2012 - DECEMBER 31, 2014

             First Trust Developed        Defined Developed       S&P Developed
            Markets ex-US Small Cap         Markets ex-US         Markets ex-US        MSCI World ex US
               AlphaDEX(R) Fund            Small Cap Index        SmallCap Index       Small Cap Index
2/15/12            $10,000                     $10,000                $10,000               $10,000
6/30/12              8,976                       8,930                  9,318                 9,258
12/31/12            10,352                      10,311                 10,604                10,538
6/30/13             10,509                      10,625                 11,001                10,907
12/31/13            12,686                      13,002                 13,315                13,231
6/30/14             13,310                      13,743                 14,242                14,129
12/31/14            11,372                      11,884                 12,814                12,523
-------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          35                9              4               0
1/1/13 - 12/31/13          104               38              2               0
1/1/14 - 12/31/14          107              105              4               1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          82               84              2               3
1/1/13 - 12/31/13           77               30              1               0
1/1/14 - 12/31/14           29                5              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

The First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Emerging Markets Small Cap Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEMS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

On or about April 14, 2015, the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Emerging Markets Small Cap Index (the "New Index"). The New Index is a modified equal dollar-weighted index calculated by The NASDAQ OMX Group, Inc., based on select securities from the NASDAQ Emerging Markets Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Accordingly, after the Fund changes to the New Index, the shares of the Fund will cease to be listed on NYSE Arca and instead be listed and trade on The NASDAQ(R) Stock Market, LLC. See Note 8 for further information.

----------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                  TOTAL RETURNS          TOTAL RETURNS
                                               1 Year Ended    Inception (2/15/12)    Inception (2/15/12)
                                                  12/31/14         to 12/31/14            to 12/31/14
FUND PERFORMANCE
NAV                                               -4.89%             5.33%                  16.12%
Market Price                                      -6.78%             5.14%                  15.51%

INDEX PERFORMANCE
Defined Emerging Markets Small Cap Index          -2.59%             6.83%                  20.91%
S&P Emerging Markets Small Cap Index              -1.84%             1.78%                   5.21%
MSCI Emerging Markets Small Cap Index              1.01%             1.74%                   5.09%
----------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)



PERFORMANCE REVIEW

The Fund generated a NAV return of -4.89% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Small Cap Index ("benchmark") generated a return of 1.01%. Though the country made up only 3.7% of the Fund's average weight, Brazil was the largest detractor from the Fund's return with a -1.8% contribution. The local performance of the Fund's Brazilian securities was only -1.3%, but the weak Real made the country's USD return -12.4%. China was the second-worst contributor with a -1.6%. The Fund's holdings domiciled in China comprised 21.9% of the Fund's average weight and returned -5.2% in USD terms. Within the country, the Fund was hit particularly hard by a -23.0% USD return in the Information Technology sector. Russia also contributed -1.6% to the Fund's return. Holdings domiciled in the country comprised only 1.7% of the Fund's average weight, but the country's heavy energy exposure and weak currency caused the Fund's Russian holdings to return -64.1% in USD terms. South Africa was a bright spot in the Fund with the Fund's holdings from the country returning 17.2% in USD and contributing 1.0% to the Fund's return. The county's Financial sector had a particularly strong return of 28.5% in USD terms. Indonesia was the second-best contributing country with a 0.9% to the Fund's return. The Fund's holdings domiciled in the country returned 30.8% in USD terms largely due to a 112.4% return from the Fund's Industrials holdings within the country. Relative to its benchmark, the Fund underperformed. Most of the underperformance came from the Fund's weak performance in China relative to the benchmark. Additional underperformance came from the Fund not having exposure to Indian securities, which had a significant weight and very strong performance in the benchmark.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS) (CONTINUED)


-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   29.3%
Consumer Discretionary                       15.6
Materials                                    14.4
Industrials                                  13.0
Information Technology                       12.7
Consumer Staples                              6.8
Utilities                                     4.4
Health Care                                   1.5
Energy                                        1.3
Telecommunication Services                    1.0
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Sunac China Holdings Ltd.                     1.2%
Pembangunan Perumahan Persero Tbk PT          1.1
China National Materials Co., Ltd.            1.1
Lewis Group Ltd.                              1.1
Samart Corp. PCL                              1.1
Yuzhou Properties Co. Ltd                     1.0
Hydoo International Holding Ltd.              1.0
Astral Foods Ltd.                             1.0
Tianjin Port Development Holdings Ltd.        1.0
Xiamen International Port Co., Ltd.           1.0
                                            ------
    Total                                    10.6%
                                            ======

---------------------------------------------------------------------------------------------------
                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               FEBRUARY 15, 2012 - DECEMBER 31, 2014

            First Trust Emerging       Defined Emerging         S&P Emerging         MSCI Emerging
             Markets Small Cap          Markets Small         Markets SmallCap       Markets Small
              AlphaDEX(R) Fund            Cap Index                Index               Cap Index
2/15/12           $10,000                  $10,000                $10,000               $10,000
6/30/12             8,991                    8,898                  9,016                 9,037
12/31/12           11,556                   11,512                 10,563                10,297
6/30/13            11,559                   11,703                 10,069                 9,928
12/31/13           12,209                   12,409                 10,718                10,404
6/30/14            12,898                   13,211                 11,616                11,338
12/31/14           11,613                   12,092                 10,521                10,509
---------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          94               83             12               0
1/1/13 - 12/31/13           66               86             44               3
1/1/14 - 12/31/14           71               69             21               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          25                5              0               0
1/1/13 - 12/31/13           34               12              6               1
1/1/14 - 12/31/14           41               38             12               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)

The First Trust Eurozone AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the NASDAQ AlphaDEX(R) Eurozone Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and traded on the NASDAQ Stock Market LLC under the ticker symbol "FEUZ." The Fund commenced trading on October 22, 2014.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Eurozone Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                               TOTAL RETURNS
                                                            Inception (10/21/14)
                                                                to 12/31/14

FUND PERFORMANCE
NAV                                                                1.14%
Market Price                                                       1.04%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Eurozone Index                                  1.99%
NASDAQ Eurozone Index                                              1.20%
MSCI EMU Index                                                     1.30%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.14% from its inception on 10/21/2014 through the end of the reporting period. During the same period, the MSCI EMU Index ("benchmark") returned 1.30%. The Fund launched during the reporting period and had just over one month of history before the period ended. In that time the Fund had a very strong local currency return of 5.7%, but the strengthening US Dollar relative to the Euro was a -4.6% drag on the Fund's performance. The Fund's German holdings, which comprised 22.1% of the Fund's average weight, had a 5.6% USD return and contributed 1.1% to the Fund's return. The country received strong performance from Automobile companies, Volkswagen AG (10.7% USD return) and Daimler AG (10.6% USD return). The Fund slightly underperformed its benchmark from inception through the end of the reporting period. The underperformance can be attributed to the Fund's only Greek holding; National Bank of Greece S.A., which had a USD return of -38.6% and contributed -0.3% to the Fund's return.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   19.8%
Industrials                                  12.7
Materials                                    12.2
Utilities                                    11.0
Health Care                                  10.5
Consumer Discretionary                        9.9
Consumer Staples                              6.7
Telecommunication Services                    6.7
Information Technology                        5.3
Energy                                        5.2
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Neste Oil OYJ                                 1.4%
UPM-Kymmene OYJ                               1.4
Teleperformance                               1.3
Volkswagen AG (Preference Shares)             1.3
Ingenico                                      1.2
Renault S.A.                                  1.2
Voestalpine AG                                1.2
Ackermans & van Haaren N.V.                   1.2
K+S AG                                        1.2
Koninklijke Boskalis Westminster N.V.         1.2
                                            ------
    Total                                    12.6%
                                            ======

----------------------------------------------------------------------------------------------
                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               OCTOBER 21, 2014 - DECEMBER 31, 2014

            First Trust Eurozone       NASDAQ AlphaDEX(R)       NASDAQ Eurozone       MSCI EMU
              AlphaDEX(R) ETF            Eurozone Index              Index             Index
10/21/14         $10,000                    $10,000                 $10,000           $10,000
12/31/14          10,114                     10,199                  10,130            10,120
----------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 22, 2014 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
10/22/14 - 12/31/14         18               19              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
10/22/14 - 12/31/14          8                4              0               0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2014 (UNAUDITED)

As a shareholder of First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, First Trust Emerging Markets Small Cap AlphaDEX(R) Fund and First Trust Eurozone AlphaDEX(R) ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended December 31, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2014      DECEMBER 31, 2014       PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)
Actual                                              $1,000.00           $  953.70             0.80%               $3.94
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)
Actual                                              $1,000.00           $  860.50             0.80%               $3.75
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)
Actual                                              $1,000.00           $  798.90             0.80%               $3.63
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)
Actual                                              $1,000.00           $  786.60             0.80%               $3.60
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)
Actual                                              $1,000.00           $1,060.50             0.80%               $4.15
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)
Actual                                              $1,000.00           $  947.90             0.80%               $3.93
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)
Actual                                              $1,000.00           $  862.30             0.80%               $3.76
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2014 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2014      DECEMBER 31, 2014       PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)
Actual                                              $1,000.00           $  899.90             0.80%               $3.83
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)
Actual                                              $1,000.00           $  870.60             0.80%               $3.77
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)
Actual                                              $1,000.00           $  861.10             0.80%               $3.75
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)
Actual                                              $1,000.00           $  825.80             0.80%               $3.68
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)
Actual                                              $1,000.00           $  912.80             0.80%               $3.86
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)
Actual                                              $1,000.00           $  939.20             0.80%               $3.91
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)
Actual                                              $1,000.00           $  965.90             0.80%               $3.96
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)
Actual                                              $1,000.00           $1,011.40             0.80%               $4.06
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)
Actual                                              $1,000.00           $  885.00             0.80%               $3.80
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)
Actual                                              $1,000.00           $  854.40             0.80%               $3.74
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)
Actual                                              $1,000.00           $  900.40             0.80%               $3.83
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                          EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE    OCTOBER 21, 2014 (b)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                               OCTOBER 21, 2014 (b)  DECEMBER 31, 2014    IN THE PERIOD   DECEMBER 31, 2014 (c)
-------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)
Actual                                              $1,000.00           $1,029.90             0.80%               $1.60
Hypothetical (5% return before expenses)            $1,000.00           $1,021.17             0.80%               $4.08

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2014 through December 31, 2014), multiplied by 184/365 (to reflect the one-half year period).

(b)   Inception date.

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (October 21, 2014 through December 31, 2014), multiplied by 72/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 100.2%
               AUSTRALIA - 16.5%
         9,000 AGL Energy Ltd.                  $     98,164
        22,318 AMP Ltd. (b)                           99,399
        17,303 APA Group (b)                         104,602
        20,866 Aristocrat Leisure Ltd. (b)           110,810
        20,140 Asciano Ltd. (b)                       98,631
         7,195 BHP Billiton Ltd. (b)                 170,109
        12,799 Brambles Ltd. (b)                     110,253
        21,759 Caltex Australia Ltd. (b)             603,748
         1,750 Cochlear Ltd. (b)                     110,402
         1,640 CSL Ltd. (b)                          115,203
       141,641 Federation Centres (b)                329,778
       140,016 Fortescue Metals Group Ltd. (b)       307,425
        31,483 GPT (The) Group (b)                   111,420
        67,132 Harvey Norman Holdings Ltd. (b)       183,242
       134,846 Incitec Pivot Ltd. (b)                348,809
        39,821 Insurance Australia Group Ltd. (b)    202,192
        33,979 Lend Lease Group (b)                  452,562
         6,447 Orica Ltd. (b)                         98,791
        87,665 Qantas Airways Ltd. (b) (c)           170,273
         4,860 Ramsay Health Care Ltd. (b)           225,301
       185,692 Scentre Group (b) (c)                 526,098
        17,361 Suncorp Group Ltd. (b)                198,328
        21,602 Toll Holdings Ltd. (b)                102,901
        35,628 TPG Telecom Ltd. (b)                  194,895
                                                ------------
                                                   5,073,336
                                                ------------
               BERMUDA - 8.8%
     1,018,108 Brightoil Petroleum Holdings
                 Ltd. (b) (c)                        255,077
        60,666 Cheung Kong Infrastructure
                 Holdings Ltd. (b)                   447,290
        74,062 Chinese Estates Holdings Ltd.         228,261
       678,566 Goldin Financial Holdings
                 Ltd. (b) (c)                        656,477
       158,564 Kerry Properties Ltd. (b)             571,002
        59,504 NWS Holdings Ltd. (b)                 108,839
        57,826 Orient Overseas International
                 Ltd. (b)                            337,416
        71,952 Shangri-La Asia Ltd. (b)               98,410
                                                ------------
                                                   2,702,772
                                                ------------
               CAYMAN ISLANDS - 1.8%
       323,945 HK Electric Investments & HK
                 Electric Investments
                 Ltd. (b) (d)                        213,949
       564,473 New World China Land Ltd. (b)         333,759
                                                ------------
                                                     547,708
                                                ------------
               HONG KONG - 22.2%
        66,790 BOC Hong Kong Holdings
                 Ltd. (b)                            222,125
       115,913 Cathay Pacific Airways Ltd. (b)       253,026
        32,305 Cheung Kong Holdings Ltd. (b)         541,837
        88,733 Fosun International Ltd. (b)          116,117
        65,954 Henderson Land Development
                 Co., Ltd. (b)                       457,554
       176,494 HKT Trust and HKT Ltd.                229,418


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               HONG KONG (CONTINUED)
         9,885 Hong Kong Exchanges and
                 Clearing Ltd. (b)              $    218,229
        26,197 Hutchison Whampoa Ltd. (b)            299,808
       115,499 Hysan Development Co., Ltd. (b)       512,585
        92,581 Link REIT                             579,031
        54,434 MTR Corp., Ltd. (b)                   222,704
       274,538 New World Development Co.,
                 Ltd. (b)                            315,172
       509,049 PCCW Ltd. (b)                         347,915
        60,494 Power Assets Holdings Ltd. (b)        584,468
       275,889 Sino Land Co., Ltd. (b)               440,056
        22,144 Sun Hung Kai Properties Ltd. (b)      335,492
        16,446 Swire Pacific Ltd., Class A (b)       213,477
        34,148 Swire Properties Ltd. (b)             100,697
        59,612 Wharf Holdings Ltd. (b)               427,960
        88,945 Wheelock & Co., Ltd. (b)              412,966
                                                ------------
                                                   6,830,637
                                                ------------
               NEW ZEALAND - 2.8%
       191,326 Meridian Energy Ltd. (b)              261,369
       159,945 Mighty River Power Ltd. (b)           370,940
        92,117 Spark New Zealand Ltd. (b)            223,307
                                                ------------
                                                     855,616
                                                ------------
               SINGAPORE - 9.1%
        85,000 CapitaCommercial Trust (b)            112,222
       142,000 CapitaMall Trust (b)                  218,023
        57,000 ComfortDelGro Corp. Ltd. (b)          111,544
        20,665 Flextronics International Ltd. (c)    231,035
       159,000 Frasers Centrepoint Ltd. (b)          202,253
       155,000 Keppel Land Ltd. (b)                  399,299
       573,000 Keppel REIT (b)                       526,261
        14,000 Oversea-Chinese Banking Corp
                 Ltd. (b)                            110,152
        14,000 Singapore Airlines Ltd. (b)           122,128
       230,000 Singapore Post Ltd. (b)               332,741
        82,000 UOL Group Ltd. (b)                    428,678
                                                ------------
                                                   2,794,336
                                                ------------
               SOUTH KOREA - 39.0%
           188 Amorepacific Corp. (b) (c)            379,546
           479 AMOREPACIFIC Group (b) (c)            433,227
        19,974 BS Financial Group, Inc. (b)          262,972
         1,453 CJ CheilJedang Corp. (b) (c)          404,896
         3,231 CJ Corp. (b) (c)                      457,448
         3,356 CJ Korea Express Co., Ltd. (b) (c)    592,562
         8,375 GS Holdings Corp. (b) (c)             304,842
         6,546 Hankook Tire Co., Ltd. (b) (c)        311,076
         3,765 Hotel Shilla Co., Ltd. (b)            312,293
        13,169 Hyundai Development
                 Co-Engineering &
                 Construction (b) (c)                461,756
         1,747 Hyundai Glovis Co., Ltd. (b) (c)      462,284
         1,748 Hyundai Mobis Co., Ltd. (b) (c)       373,979
         2,952 Hyundai Motor Co. (b)                 450,936
         6,063 Hyundai Steel Co. (b)                 347,276
         1,571 Hyundai Wia Corp. (b) (c)             251,161
        28,209 Industrial Bank of Korea (b) (c)      360,866
           471 KCC Corp. (b)                         222,055

                        See Notes to Financial Statements                Page 45

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               SOUTH KOREA (CONTINUED)
         5,380 KEPCO Plant Service &
                 Engineering Co., Ltd. (b) (c)  $    389,928
        10,474 Kia Motors Corp. (b)                  497,682
        13,804 Korea Aerospace Industries
                 Ltd. (b) (c)                        498,140
        11,668 Korea Electric Power Corp. (b) (c)    449,603
         2,929 LG Corp. (b) (c)                      162,684
        27,331 LG Uplus Corp. (b)                    284,966
           209 Lotte Confectionery Co.,
                 Ltd. (b) (c)                        338,618
         1,068 Lotte Shopping Co., Ltd. (b) (c)      264,151
           350 Neo Holdings Co., Ltd. (b) (c)              0
         4,461 Samsung C&T Corp. (b)                 249,149
           473 Samsung Electronics Co., Ltd. (b)     568,662
         1,594 Samsung Fire & Marine
                 Insurance Co., Ltd. (b)             409,042
         1,855 SK C&C Co., Ltd. (b) (c)              359,264
         7,220 SK Hynix, Inc. (b)                    308,550
         1,550 SK Telecom Co., Ltd. (b)              379,119
         9,207 Youngone Corp. (b) (c)                444,806
                                                ------------
                                                  11,993,539
                                                ------------
               TOTAL COMMON STOCKS                30,797,944
               (Cost $30,839,342)               ------------

               RIGHTS - 0.0%
               AUSTRALIA - 0.0%
         5,282 APA Group (b)                           3,666
                                                ------------
               TOTAL RIGHTS                            3,666
               (Cost $5,923)                    ------------
               TOTAL INVESTMENTS - 100.2%         30,801,610
               (Cost $30,845,265) (e)
               NET OTHER ASSETS
                 AND LIABILITIES - (0.2%)            (74,258)
                                                ------------
               NET ASSETS - 100.0%              $ 30,727,352
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $29,435,701 or 95.80% of net assets.

(c)   Non-income producing security.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the Hong Kong Stock Exchange and trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e) Aggregate cost for federal income tax purposes is $31,892,558. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,131,335 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,222,283.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Australia               $  5,073,336   $   98,164   $ 4,975,172     $    --
  Bermuda                    2,702,772      228,261     2,474,511          --
  Cayman Islands               547,708           --       547,708          --
  Hong Kong                  6,830,637      808,449     6,022,188          --
  New Zealand                  855,616           --       855,616          --
  Singapore                  2,794,336      231,035     2,563,301          --
  South Korea               11,993,539           --    11,993,539          --
                         -------------------------------------------------------
Total Common
  Stocks                    30,797,944    1,365,909    29,432,035          --
Rights                           3,666           --         3,666          --
                         -------------------------------------------------------
Total Investments         $ 30,801,610   $1,365,909   $29,435,701     $    --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $12,761,172 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and The New York Stock Exchange ("NYSE") close on December 31, 2014 exceeding a certain threshold.


Page 46                 See Notes to Financial Statements

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

DECEMBER 31, 2014

INDUSTRY                                     % OF NET ASSETS
------------------------------------------------------------
Real Estate Management & Development                   20.7%
Real Estate Investment Trusts                           7.8
Electric Utilities                                      6.7
Diversified Telecommunication Services                  4.2
Oil, Gas & Consumable Fuels                             3.8
Industrial Conglomerates                                3.3
Road & Rail                                             3.3
Banks                                                   3.1
Automobiles                                             3.1
Metals & Mining                                         3.1
Auto Components                                         3.0
Insurance                                               3.0
Air Freight & Logistics                                 2.9
Diversified Financial Services                          2.8
Personal Products                                       2.6
Food Products                                           2.4
Technology Hardware, Storage & Peripherals              1.9
Airlines                                                1.8
Commercial Services & Supplies                          1.6
Aerospace & Defense                                     1.6
Construction & Engineering                              1.5
Chemicals                                               1.5
Multiline Retail                                        1.5
Textiles, Apparel & Luxury Goods                        1.4
Wireless Telecommunication Services                     1.2
IT Services                                             1.2
Marine                                                  1.1
Specialty Retail                                        1.0
Semiconductors & Semiconductor Equipment                1.0
Independent Power and Renewable Electricity
  Producers                                             0.9
Trading Companies & Distributors                        0.8
Electronic Equipment, Instruments & Components          0.8
Health Care Providers & Services                        0.7
Building Products                                       0.7
Hotels, Restaurants & Leisure                           0.7
Biotechnology                                           0.4
Health Care Equipment & Supplies                        0.4
Gas Utilities                                           0.4
Multi-Utilities                                         0.3
------------------------------------------------------------
TOTAL INVESTMENTS                                     100.2
NET OTHER ASSETS AND LIABILITIES                       (0.2)
                                                     -------
TOTAL                                                 100.0%
                                                     =======


                        See Notes to Financial Statements                Page 47

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 100.1%
               AUSTRIA - 2.2%
        37,580 ams AG (b)                       $  1,358,517
        42,579 OMV AG (b)                          1,130,611
        21,958 Raiffeisen Bank International
                 AG (b)                              335,519
        41,793 UNIQA Insurance Group AG (b)          392,228
        71,162 Verbund AG (b) (c)                  1,317,849
        36,257 Voestalpine AG (b)                  1,432,626
                                                ------------
                                                   5,967,350
                                                ------------
               BELGIUM - 2.7%
         7,711 Ackermans & van Haaren N.V. (b)       950,812
         4,270 Anheuser-Busch InBev N.V. (b)         480,552
        41,064 Belgacom S.A. (b)                   1,489,946
        39,918 bpost S.A. (b)                      1,002,761
        13,696 Delhaize Group S.A. (b)               997,416
         9,913 Elia System Operator S.A./
                 N.V. (b)                            461,619
        10,462 Groupe Bruxelles Lambert
                 S.A. (b)                            892,620
        15,795 UCB S.A. (b)                        1,201,011
                                                ------------
                                                   7,476,737
                                                ------------
               BERMUDA - 1.2%
       225,223 Catlin Group Ltd. (b)               2,346,117
        89,083 Seadrill Ltd. (b)                   1,030,705
                                                ------------
                                                   3,376,822
                                                ------------
               CAYMAN ISLANDS - 0.4%
        80,991 Phoenix Group Holdings (b)          1,043,467
                                                ------------
               DENMARK - 3.6%
           842 AP Moeller - Maersk A.S.,
                 Class B (b)                       1,674,698
        17,553 Danske Bank A.S. (b)                  474,560
        20,019 Novo Nordisk A.S., Class B (b)        846,799
        30,498 Pandora A.S. (b)                    2,472,081
         9,871 Rockwool International A.S.,
                 Class B (b)                       1,109,414
       125,900 TDC A.S. (b)                          960,227
        78,889 Topdanmark A.S. (b) (d)             2,560,469
                                                ------------
                                                  10,098,248
                                                ------------
               FINLAND - 4.1%
        97,664 Fortum OYJ (b)                      2,120,436
        69,652 Huhtamaki OYJ (b)                   1,832,473
        92,853 Neste Oil OYJ (b)                   2,261,675
        56,015 Nokia OYJ (b)                         443,012
        48,784 Orion OYJ, Class B (b)              1,517,206
         9,877 Sampo OYJ, Class A (b)                462,386
        57,252 Stora Enso OYJ, Class R (b)           511,888
       133,812 UPM-Kymmene OYJ (b)                 2,192,934
                                                ------------
                                                  11,342,010
                                                ------------
               FRANCE - 11.8%
        13,921 Alstom S.A. (b) (d)                   448,989
         7,361 Arkema S.A. (b)                       486,833
        96,666 AXA S.A. (b)                        2,227,478
        13,268 Cap Gemini S.A. (b)                   948,890
         4,419 Casino Guichard Perrachon
                 S.A. (b)                            406,391


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               FRANCE (CONTINUED)
        15,179 Cie Generale des Etablissements
                 Michelin (b)                   $  1,370,158
       157,891 Credit Agricole S.A. (b)            2,038,140
         4,341 Essilor International S.A. (b)        484,105
        26,600 Eurazeo S.A. (b)                    1,862,958
        18,687 Ingenico (b)                        1,968,459
        38,834 Ipsen S.A. (b)                      2,010,104
        63,332 Korian-Medica                       2,314,373
        89,281 Lagardere SCA (b)                   2,325,054
       208,403 Natixis S.A. (b)                    1,375,172
        63,594 Orange S.A. (b)                     1,081,525
        19,829 Renault S.A. (b)                    1,444,271
        15,325 SCOR SE (b)                           464,353
        18,704 Societe Generale S.A. (b)             782,766
       177,193 Societe Television Francaise 1 (b)  2,724,053
        30,931 Teleperformance (b)                 2,105,475
        14,665 Total S.A. (b)                        751,318
        20,761 Vallourec S.A. (b)                    562,657
         7,423 Vicat (b)                             532,941
        79,179 Vivendi S.A. (b)                    1,970,807
                                                ------------
                                                  32,687,270
                                                ------------
               GERMANY - 11.5%
        32,856 Aareal Bank AG (b)                  1,312,394
        43,387 Axel Springer SE (b)                2,616,875
         3,404 Bayer AG (b)                          463,994
        13,308 Bayerische Motoren Werke
                 AG (b)                            1,436,176
        15,100 Bilfinger SE (b)                      844,074
        14,314 Celesio AG (b)                        461,350
         6,213 Daimler AG (b)                        516,015
        60,509 Deutsche Lufthansa AG (b)           1,002,692
        66,873 Deutsche Wohnen AG (b)              1,577,516
        54,982 Evonik Industries AG (b)            1,795,322
        36,601 Freenet AG (b)                      1,040,650
        13,634 Fresenius Medical Care AG &
                 Co. KGaA (b)                      1,017,599
        28,866 Fresenius SE & Co. KGaA (b)         1,500,860
        21,720 HeidelbergCement AG (b)             1,532,996
        50,543 K+S AG (b)                          1,394,742
         6,863 LEG Immobilien AG (b) (d)             511,251
         5,156 Merck KGaA (b)                        485,223
        12,867 OSRAM Licht AG (b)                    505,157
        23,846 Porsche Automobil Holding SE
                 (Preference Shares) (b)           1,928,488
        83,003 Rhoen Klinikum AG (b)               2,326,300
        91,277 Suedzucker AG (b) (c)               1,312,365
        17,976 Symrise AG (b)                      1,082,966
        36,394 ThyssenKrupp AG (b)                   927,095
         9,203 Volkswagen AG (Preference
                 Shares) (b)                       2,045,416
        19,754 Wacker Chemie AG (b)                2,166,924
                                                ------------
                                                  31,804,440
                                                ------------
               IRELAND - 2.3%
        25,774 DCC PLC (b)                         1,418,937
        66,244 Glanbia PLC (b)                     1,007,872
        33,367 ICON PLC (d)                        1,701,383


Page 48                 See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               IRELAND (CONTINUED)
       150,536 King Digital Entertainment
                 PLC (c)                        $  2,312,233
                                                ------------
                                                   6,440,425
                                                ------------
               ITALY - 2.8%
       480,497 A2A S.p.A. (b)                        486,882
        39,240 ACEA S.p.A. (b)                       423,836
        57,594 Credito Emiliano S.p.A. (b)           434,478
       179,529 Enel S.p.A. (b)                       800,254
        59,966 Eni S.p.A. (b)                      1,050,394
        24,535 Exor S.p.A. (b)                     1,006,714
       195,810 Finmeccanica S.p.A. (b) (d)         1,820,020
        29,164 Recordati S.p.A. (b)                  452,140
     1,250,935 Telecom Italia S.p.A. (b) (d)       1,334,106
                                                ------------
                                                   7,808,824
                                                ------------
               JERSEY - 1.2%
       257,756 Glencore PLC (b)                    1,189,757
       436,226 Henderson Group PLC (b)             1,442,289
        11,004 Shire PLC (b)                         780,184
                                                ------------
                                                   3,412,230
                                                ------------
               LUXEMBOURG - 1.2%
        76,982 GAGFAH S.A. (b) (d)                 1,719,191
       167,312 Subsea 7 S.A. (b)                   1,712,087
                                                ------------
                                                   3,431,278
                                                ------------
               NETHERLANDS - 4.7%
       115,497 Aegon N.V. (b)                        868,072
         9,571 ASML Holding N.V. (b)               1,034,122
        33,852 Boskalis Westminster N.V. (b)       1,851,876
        79,025 Delta Lloyd N.V. (b)                1,737,788
       148,101 Fiat Chrysler Automobiles
                 N.V. (b) (d)                      1,720,893
        12,769 Heineken N.V. (b)                     906,697
       133,812 ING Groep N.V. (b) (d)              1,728,806
        32,975 NN Group N.V. (b) (d)                 984,419
        27,917 NXP Semiconductor N.V. (d)          2,132,859
                                                ------------
                                                  12,965,532
                                                ------------
               NORWAY - 4.7%
        90,334 Gjensidige Forsikring ASA (b)       1,474,016
        41,907 Kongsberg Gruppen ASA (b)             690,655
       170,793 Marine Harvest ASA (b)              2,345,060
       427,134 Norsk Hydro ASA (b)                 2,406,061
       211,403 Orkla ASA (b)                       1,439,119
        70,075 Statoil ASA (b)                     1,233,799
        75,084 TGS Nopec Geophysical Co.
                 ASA (b) (c)                       1,621,569
        38,103 Yara International ASA (b)          1,696,818
                                                ------------
                                                  12,907,097
                                                ------------
               PORTUGAL - 1.2%
     1,811,371 Banco Espirito Santo
                 S.A. (b) (d) (e)                          0
       109,177 EDP - Energias de Portugal
                 S.A. (b)                            423,350
       359,905 Portucel S.A. (b)                   1,334,634
     1,320,208 Sonae SGPS S.A. (b)                 1,624,958
                                                ------------
                                                   3,382,942
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               SPAIN - 2.9%
        93,902 Atresmedia Corp de Medios de
                 Comunicaion S.A. (b)           $  1,319,168
        18,017 Corp. Financiera Alba S.A. (b)        880,874
        29,560 Enagas S.A. (b)                       932,353
        48,226 Endesa S.A. (b)                       965,451
       172,863 Gamesa Corp. Tecnologica
                 S.A. (b) (d)                      1,560,412
        16,187 Gas Natural SDG S.A. (b)              406,627
       200,214 Iberdrola S.A. (b)                  1,349,591
         5,547 Red Electrica Corp. S.A. (b)          488,976
                                                ------------
                                                   7,903,452
                                                ------------
               SWEDEN - 8.7%
        27,663 Assa Abloy AB, Class B (b)          1,461,063
        18,398 Axfood AB (b)                       1,098,211
       167,871 BillerudKorsnas AB (b)              2,407,465
        88,002 Boliden AB (b)                      1,406,695
        53,978 Electrolux AB, Class B (b)          1,577,196
        76,622 Hufvudstaden AB, Class A (b)          994,317
       202,306 Husqvarna AB, Class B (b)           1,487,044
        58,396 ICA Gruppen AB (b)                  2,273,843
       136,592 Industrivarden AB, Class C (b)      2,370,986
        66,057 Investment AB Kinnevik,
                 Class B (b)                       2,148,123
        67,528 Investor AB, Class B (b)            2,455,172
        23,837 LE Lundbergforetagen AB,
                 Class B (b)                       1,030,340
        43,178 NCC AB, Class B (b)                 1,359,426
        42,959 Securitas AB, Class B (b)             519,705
       278,147 SSAB AB, Class A (b) (c) (d)        1,608,439
                                                ------------
                                                  24,198,025
                                                ------------
               SWITZERLAND - 7.3%
         4,042 Actelion Ltd. (b)                     465,319
        11,055 Aryzta AG (b)                         849,572
        18,583 Baloise Holding AG (b)              2,375,122
         3,446 EMS-Chemie Holding AG (b)           1,395,021
         3,937 Helvetia Holding AG (b)             1,870,664
        15,865 Lonza Group AG (b)                  1,786,267
        17,993 Pargesa Holding S.A. (b)            1,388,446
         8,943 Sonova Holding AG (b)               1,313,821
        19,454 Sulzer AG (b)                       2,081,018
        10,044 Swiss Life Holding AG (b)           2,373,917
        17,950 Swiss Re AG (b)                     1,503,702
        12,540 Temenos Group AG (b)                  446,535
         7,992 Zurich Insurance Group AG (b)       2,497,519
                                                ------------
                                                  20,346,923
                                                ------------
               UNITED KINGDOM - 25.6%
       307,683 3i Group PLC (b)                    2,145,404
       135,449 Amlin PLC (b)                       1,004,735
       140,904 Ashtead Group PLC (b)               2,502,442
       280,727 Aviva PLC (b)                       2,109,208
       222,609 Barratt Developments PLC (b)        1,620,175
        13,071 Berkeley Group Holdings PLC (b)       502,572
        68,546 BHP Billiton PLC (b)                1,469,033
       194,467 BP PLC (b)                          1,234,394
       209,183 British Land Co., PLC (b)           2,522,465
       167,961 BTG PLC (b) (d)                     2,073,116


                        See Notes to Financial Statements                Page 49

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2014

SHARES/UNITS   DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               UNITED KINGDOM (CONTINUED)
        25,251 Capita PLC (b)                   $    423,401
       268,261 Capital & Counties Properties
                 PLC (b)                           1,515,815
        20,550 Close Brothers Group PLC (b)          474,871
        53,816 Derwent London PLC (b)              2,512,331
       499,530 Direct Line Insurance Group
                 PLC (b)                           2,259,671
       401,198 Dixons Carphone PLC (b)             2,881,821
       230,583 Great Portland Estates PLC (b)      2,630,386
       256,640 Hammerson PLC (b)                   2,403,411
        34,031 Hikma Pharmaceuticals PLC (b)       1,044,122
        23,941 IMI PLC (b)                           468,380
        74,976 Intermediate Capital Group
                 PLC (b)                             535,621
       456,908 Intu Properties PLC (b)             2,362,186
       141,868 ITV PLC (b)                           473,231
       468,950 J Sainsbury PLC (b)                 1,790,772
       147,591 Jazztel PLC (b) (d)                 2,230,539
       273,067 Kingfisher PLC (b)                  1,443,470
       113,494 Land Securities Group PLC (b)       2,040,127
       128,853 Legal & General Group PLC (b)         497,521
        72,852 Marks & Spencer Group PLC (b)         539,425
       595,218 Melrose Industries PLC (b)          2,463,876
       206,709 Millennium & Copthorne
                 Hotels PLC (b)                    1,895,748
        23,813 Pearson PLC (b)                       439,782
        44,231 Persimmon PLC (b)                   1,080,293
       354,201 Premier Oil PLC (b)                   916,123
       107,137 Prudential PLC (b)                  2,476,951
        61,181 Rolls-Royce Holdings PLC (b)          821,895
        61,181 Rolls-Royce Holdings PLC,
                 Class C (Preference
                  Shares) (b) (d)                     15,547
       375,890 Royal Mail PLC (b)                  2,504,912
       324,811 Segro PLC (b)                       1,860,737
       216,297 Shaftesbury PLC (b)                 2,617,417
        19,078 SSE PLC (b)                           482,045
       355,803 Standard Life PLC (b)               2,203,945
        99,737 Tate & Lyle PLC (b)                   934,482
       316,687 Tesco PLC (b)                         923,364
        73,023 United Utilities Group PLC (b)      1,037,213
       721,260 Vodafone Group PLC (b)              2,472,931
                                                ------------
                                                  70,857,906
                                                ------------
               TOTAL COMMON STOCKS               277,450,978
               (Cost $294,575,003)              ------------

               MONEY MARKET FUNDS - 0.2%
       527,519 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class - 0.01%
                 (f) (g)                             527,519
                                                ------------
               TOTAL MONEY MARKET FUNDS              527,519
               (Cost $527,519)                  ------------

  PRINCIPAL
    VALUE      DESCRIPTION                           AMOUNT
------------------------------------------------------------
               REPURCHASE AGREEMENTS - 2.2%
$    1,158,176 JPMorgan Chase & Co., 0.06% (f),
                 dated 12/31/14, due 1/2/15,
                 with a maturity value of
                 $1,158,180. Collateralized by
                 U.S. Treasury Notes, interest
                 rates of 0.75% to 1.25%, due
                 1/15/17 to 11/30/18. The value
                 of the collateral including
                 accrued interest is
                 $1,185,072. (g)                $  1,158,176
     5,032,270 RBC Capital Markets LLC,
                 0.06% (f), dated 12/31/14, due
                 1/2/15, with a maturity value
                 of $5,032,287. Collateralized
                 by U.S. Treasury Notes,
                 interest rates of 0.25% to
                 1.75%, due 12/31/15 to 9/30/19.
                 The value of the collateral
                 including accrued interest is
                 $5,147,817. (g)                   5,032,270
                                                ------------
               TOTAL REPURCHASE AGREEMENTS         6,190,446
               (Cost $6,190,446)                ------------
               TOTAL INVESTMENTS - 102.5%        284,168,943
               (Cost $301,292,968) (h)
               NET OTHER ASSETS
                 AND LIABILITIES - (2.5%)         (6,882,675)
                                                ------------
               NET ASSETS - 100.0%              $277,286,268
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $268,990,130 or 97.01% of net assets.

(c) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $6,351,858 and the total value of the collateral held by the Fund is $6,717,965.

(d)   Non-income producing security.

(e)   This company has filed for protection in federal bankruptcy court.

(f)   Interest rate shown reflects yield as of December 31, 2014.

(g)   This security serves as collateral for securities on loan.

(h) Aggregate cost for federal income tax purposes is $302,205,011. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,485,359 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $41,521,427.


Page 50                 See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2014

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                            TOTAL        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                           VALUE AT      QUOTED      OBSERVABLE     UNOBSERVABLE
INVESTMENTS               12/31/2014     PRICES         INPUT          INPUT
--------------------------------------------------------------------------------
Common Stocks:
  France                 $ 32,687,270  $ 2,314,373   $ 30,372,897     $    --
  Ireland                   6,440,425    4,013,616      2,426,809          --
  Netherlands              12,965,532    2,132,859     10,832,673          --
  Portugal                  3,382,942           --      3,382,942          --*
  Other Country
    Categories**          221,974,809           --    221,974,809          --
                         -------------------------------------------------------
Total Common
  Stocks                  277,450,978    8,460,848    268,990,130          --*
Money Market
  Funds                       527,519      527,519             --          --
Repurchase
  Agreements                6,190,446           --      6,190,446          --
                         -------------------------------------------------------
Total Investments        $284,168,943  $ 8,988,367   $275,180,576     $    --*
                         =======================================================

*  Investment is valued at $0.
** See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $91,062,504 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014 exceeding a certain threshold.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


BEGINNING BALANCE AT DECEMBER 31, 2013
  Common Stocks                                 $         --
Net Realized Gain (Loss)                                  --
Net Change in Unrealized Appreciation/
  Depreciation                                            --
Purchases                                                 --*
Sales                                                     --
Transfers In                                              --
Transfers Out                                             --
ENDING BALANCE AT DECEMBER 31, 2014
  Common Stocks                                           --*
                                                ------------
Total Level 3 holdings                          $         --*
                                                ============

*  Investment is valued at $0.


-----------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(1)                  $  6,351,858
Non-cash Collateral(2)                            (6,351,858)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At December 31, 2014, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(3)                  $  6,190,446
Non-cash Collateral(4)                            (6,190,446)
                                                ------------
Net Amount                                      $         --
                                                ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2014, the value of the collateral from each seller exceeded the value of the repurchase agreements.

                        See Notes to Financial Statements                Page 51

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2014

INDUSTRY                                     % OF NET ASSETS
------------------------------------------------------------
Insurance                                              12.8%
Real Estate Investment Trusts                           6.7
Diversified Financial Services                          5.4
Pharmaceuticals                                         3.9
Metals & Mining                                         3.8
Chemicals                                               3.6
Media                                                   3.6
Food & Staples Retailing                                3.3
Automobiles                                             3.3
Diversified Telecommunication Services                  3.3
Oil, Gas & Consumable Fuels                             3.1
Electric Utilities                                      3.0
Food Products                                           2.8
Health Care Providers & Services                        2.7
Banks                                                   2.6
Real Estate Management & Development                    2.3
Household Durables                                      2.3
Repurchase Agreements                                   2.2
Machinery                                               2.0
Capital Markets                                         1.7
Semiconductors & Semiconductor Equipment                1.6
Energy Equipment & Services                             1.6
Specialty Retail                                        1.6
Containers & Packaging                                  1.5
Paper & Forest Products                                 1.5
Wireless Telecommunication Services                     1.3
Air Freight & Logistics                                 1.3
Life Sciences Tools & Services                          1.3
Aerospace & Defense                                     1.2
Construction & Engineering                              1.2
Software                                                1.0
Building Products                                       0.9
Professional Services                                   0.9
Electrical Equipment                                    0.9
Trading Companies & Distributors                        0.9
Textiles, Apparel & Luxury Goods                        0.9
Construction Materials                                  0.7
Electronic Equipment, Instruments & Components          0.7
Hotels, Restaurants & Leisure                           0.7
Health Care Equipment & Supplies                        0.6
Marine                                                  0.6
Industrial Conglomerates                                0.5
Beverages                                               0.5
Auto Components                                         0.5
Commercial Services & Supplies                          0.5
Gas Utilities                                           0.5
Thrifts & Mortgage Finance                              0.5
Water Utilities                                         0.4
Airlines                                                0.4
IT Services                                             0.3
Multi-Utilities                                         0.3
Multiline Retail                                        0.2
Money Market Funds                                      0.2
Biotechnology                                           0.2
Communications Equipment                                0.2
------------------------------------------------------------
TOTAL INVESTMENTS                                     102.5
NET OTHER ASSETS AND LIABILITIES                       (2.5)
                                                     -------
TOTAL                                                 100.0%
                                                     =======

                                                  % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
Euro                                                   43.2%
British Pound Sterling                                 27.1
Swedish Krona                                           8.5
Swiss Franc                                             7.6
Norwegian Krone                                         5.5
US Dollar                                               4.5
Danish Krone                                            3.6
                                                     -------
TOTAL                                                 100.0%
                                                     =======


Page 52                 See Notes to Financial Statements

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.8%
               BRAZIL - 54.8%
         5,211 AES Tiete S.A. (Preference
                 Shares) (b)                    $     35,565
        10,271 B2W Cia Digital (c)                    86,706
         8,877 Banco do Brasil S.A.                   79,379
        14,188 Banco Santander Brasil S.A. (b)        72,709
         3,487 BB Seguridade Participacoes
                 S.A. (b)                             42,078
        11,619 BR Malls Participacoes S.A. (b)        72,468
         6,932 Braskem S.A. (Preference Shares)       45,636
         1,928 BRF S.A                                46,013
         1,051 Cia Brasileira de Distribuicao
                 (Preference Shares)                  38,996
        28,386 Cia de Saneamento Basico do
                 Estado de Sao Paulo (b)             182,818
        37,456 Cia Energetica de Minas Gerais
                 (Preference Shares)                 185,152
        12,868 Cia Energetica de Sao Paulo
                 (Preference Shares)                 129,784
        16,841 Cia Paranaense de Energia
                 (Preference Shares)                 227,444
        23,249 Embraer S.A.                          213,756
         4,184 Fibria Celulose S.A. (b) (c)           51,131
        28,598 Gerdau S.A. (Preference
                 Shares) (b)                         102,715
         3,315 Itau Unibanco Holding S.A.
                 (Preference Shares)                  43,149
        48,455 Itausa - Investimentos Itau S.A.
                 (Preference Shares)                 171,166
        61,363 JBS S.A.                              258,546
        14,603 Kroton Educacional S.A.                85,150
        19,361 Oi S.A. (Preference Shares) (c)        62,711
        18,623 Petroleo Brasileiro S.A.
                 (Preference Shares)                  70,199
        15,811 Porto Seguro S.A.                     180,820
        16,088 Raia Drogasil S.A. (b)                154,890
        45,648 Suzano Papel e Celulose S.A.
                 (Preference Shares) (b)             192,694
         9,281 Telefonica Brasil S.A.
                 (Preference Shares)                 163,575
        17,424 Tim Participacoes S.A.                 77,216
        35,257 Usinas Siderurgicas de Minas
                 Gerais S.A. (Perference
                 Shares) (b) (c)                      66,935
                                                ------------
                                                   3,139,401
                                                ------------
               CHILE - 12.2%
         7,067 Antarchile S.A.                        84,888
       178,285 Colbun S.A.                            47,792
    17,921,867 Corpbanca S.A.                        215,423
        93,699 Empresa Nacional de Electricidad
                 S.A./Chile (b)                      142,958
       144,221 Enersis S.A.                           47,408
        16,144 ENTEL Chile S.A.                      161,334
                                                ------------
                                                     699,803
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COLOMBIA - 2.8%
        87,715 Ecopetrol S.A.                   $     76,771
       114,955 Empresa de Energia de Bogota
                 SA ESP                               82,232
                                                ------------
                                                     159,003
                                                ------------
               LUXEMBOURG - 2.3%
         7,624 Ternium S.A., ADR                     134,487
                                                ------------
               MEXICO - 27.7%
        66,964 Alfa S.A.B. de C.V., Series A (c)     149,644
       145,205 America Movil S.A.B. de C.V.,
                 Series L                            161,801
        85,718 Compartamos S.A.B. de C.V. (c)        172,264
        24,534 Controladora Comercial Mexicana
                 S.A.B. de C.V.                       86,371
        69,630 Fibra Uno Administracion S.A.
                 de C.V.                             205,297
        38,983 Grupo Comercial Chedraui S.A.
                 de C.V. (c)                         114,858
        13,691 Grupo Mexico S.A.B. de C.V.,
                 Series B                             39,708
        56,085 Impulsora del Desarrollo y El
                 Empleo en America Latina
                 S.A.B. de C.V. (c)                  152,474
        36,806 Industrias Bachoco S.A.B. de
                 C.V. (c)                            154,671
        15,024 Infraestructura Energetica Nova
                 SAB de C.V.                          74,948
        28,982 Megacable Holdings S.A.B. de
                 C.V. (c)                            113,325
        84,686 OHL Mexico S.A.B. de C.V. (c)         157,849
                                                ------------
                                                   1,583,210
                                                ------------
               TOTAL INVESTMENTS - 99.8%           5,715,904
               (Cost $6,737,966) (d)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.2%               10,109
                                                ------------
               NET ASSETS - 100.0%              $  5,726,013
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $1,116,961 or 19.51% of net assets.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $6,872,327. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $376,675 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,533,098.

ADR   American Depositary Receipt


                        See Notes to Financial Statements                Page 53

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

DECEMBER 31, 2014

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                               TOTAL        LEVEL 1    SIGNIFICANT  SIGNIFICANT
                             VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 12/31/2014      PRICES        INPUT        INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Brazil                    $3,139,401   $2,165,398    $  974,003     $    --
  Chile                        699,803      556,845       142,958          --
  Other Country
    Categories*              1,876,700    1,876,700            --          --
                           -----------------------------------------------------
Total Investments           $5,715,904   $4,598,943    $1,116,961     $    --
                           =====================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $456,336 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014, exceeding a certain threshold.



INDUSTRY                                     % OF NET ASSETS
------------------------------------------------------------
Banks                                                  10.1%
Electric Utilities                                      7.9
Food Products                                           8.0
Wireless Telecommunication Services                     7.0
Food & Staples Retailing                                6.9
Independent Power and Renewable Electricity
  Producers                                             6.2
Metals & Mining                                         6.0
Paper & Forest Products                                 4.3
Industrial Conglomerates                                4.1
Diversified Telecommunication Services                  4.0
Insurance                                               3.9
Aerospace & Defense                                     3.7
Real Estate Investment Trusts                           3.6
Water Utilities                                         3.2
Consumer Finance                                        3.0
Transportation Infrastructure                           2.8
Gas Utilities                                           2.7
Construction & Engineering                              2.7
Oil, Gas & Consumable Fuels                             2.6
Media                                                   2.0
Internet & Catalog Retail                               1.5
Diversified Consumer Services                           1.5
Real Estate Management & Development                    1.3
Chemicals                                               0.8
------------------------------------------------------------
TOTAL INVESTMENTS                                      99.8
NET OTHER ASSETS AND LIABILITIES                        0.2
                                                     -------
TOTAL                                                 100.0%
                                                     =======


Page 54                 See Notes to Financial Statements

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.7%
               AEROSPACE & DEFENSE - 1.1%
         4,524 Embraer S.A.                     $     41,594
                                                ------------
               BANKS - 12.8%
        11,399 Banco Bradesco S.A. (Preference
                 Shares)                             150,346
         7,351 Banco do Brasil S.A.                   65,734
        12,082 Banco Santander Brasil S.A. (a)        61,917
         5,714 Itau Unibanco Holding S.A.
                 (Preference Shares)                  74,375
        42,043 Itausa - Investimentos Itau S.A.
                 (Preference Shares)                 148,515
                                                ------------
                                                     500,887
                                                ------------
               CAPITAL MARKETS - 5.8%
        11,617 CETIP S.A. - Mercados
                 Organizados                         140,722
         7,966 Grupo BTG Pactual                      84,359
                                                ------------
                                                     225,081
                                                ------------
               CHEMICALS - 2.2%
        12,965 Braskem S.A. (Preference Shares)       85,354
                                                ------------
               DIVERSIFIED CONSUMER SERVICES
                 - 8.0%
        15,613 Estacio Participacoes S.A. (a)        141,928
        29,483 Kroton Educacional S.A.               171,916
                                                ------------
                                                     313,844
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 0.7%
         7,881 BM&FBovespa S.A.                       29,203
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 4.7%
        23,420 Oi S.A. (Preference Shares) (b)        75,858
         6,089 Telefonica Brasil S.A. (Preference
                 Shares)                             107,317
                                                ------------
                                                     183,175
                                                ------------
               ELECTRIC UTILITIES - 4.4%
        14,294 Centrais Electricas Brasileiras
                 S.A.                                 31,188
        28,296 Cia Energetica de Minas Gerais
                 (Preference Shares)                 139,873
                                                ------------
                                                     171,061
                                                ------------
               FOOD & STAPLES RETAILING - 0.8%
           887 Cia Brasileira de Distribuicao
                 (Preference Shares)                  32,911
                                                ------------
               FOOD PRODUCTS - 4.5%
         1,710 BRF S.A.                               40,810
        24,036 JBS S.A.                              101,273
           935 M Dias Branco S.A.                     32,009
                                                ------------
                                                     174,092
                                                ------------
               GAS UTILITIES - 2.6%
         5,592 Cia de Gas de Sao Paulo
                 COMGAS (Preference Shares)          102,659
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               HEALTH CARE PROVIDERS &
                 SERVICES - 3.7%
        13,998 Qualicorp S.A. (b)               $    146,394
                                                ------------
               INDEPENDENT POWER AND RENEWABLE
                 ELECTRICITY PRODUCERS - 4.3%
        13,142 Cia Energetica de Sao Paulo
                 (Preference Shares)                 132,547
         2,768 Tractebel Energia S.A. (a)             35,541
                                                ------------
                                                     168,088
                                                ------------
               INSURANCE - 6.0%
        14,078 BB Seguridade Participacoes
                 S.A. (a)                            169,879
         5,734 Porto Seguro S.A.                      65,576
                                                ------------
                                                     235,455
                                                ------------
               INTERNET & CATALOG RETAIL - 3.5%
        16,310 B2W Cia Digital (b)                   137,686
                                                ------------
               IT SERVICES - 4.0%
        10,037 Cielo S.A. (a)                        157,055
                                                ------------
               MACHINERY - 3.8%
        12,915 WEG S.A.                              148,672
                                                ------------
               METALS & MINING - 2.6%
        28,234 Gerdau S.A. (Preference
                 Shares) (a)                         101,408
                                                ------------
               MULTILINE RETAIL - 6.1%
        19,434 Lojas Americanas S.A.
                 (Preference Shares)                 126,041
         3,870 Lojas Renner S.A.                     111,330
                                                ------------
                                                     237,371
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 3.4%
         5,092 Cosan S.A. Industria e Comercio        55,264
        21,131 Petroleo Brasileiro S.A.
                 (Preference Shares)                  79,653
                                                ------------
                                                     134,917
                                                ------------
               PAPER & FOREST PRODUCTS - 3.5%
        30,379 Duratex S.A. (a)                       92,121
        10,887 Suzano Papel e Celulose S.A.
                 (Preference Shares) (a)              45,958
                                                ------------
                                                     138,079
                                                ------------
               PERSONAL PRODUCTS - 2.3%
        14,235 Hypermarcas S.A. (a) (b)               89,655
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 1.6%
         9,717 BR Malls Participacoes S.A. (a)        60,605
                                                ------------
               ROAD & RAIL - 2.6%
         7,520 Localiza Rent a Car S.A. (a)          101,731
                                                ------------
               TRANSPORTATION INFRASTRUCTURE
                   - 1.2%
         4,964 Arteris S.A.                           23,156
         6,033 EcoRodovias Infraestrutura e
                 Logistica S.A. (a)                   24,193
                                                ------------
                                                      47,349
                                                ------------


                        See Notes to Financial Statements                Page 55

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               WATER UTILITIES - 1.9%
        11,635 Cia de Saneamento Basico do
               Estado de Sao Paulo (a)          $     74,935
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 1.6%
        14,139 Tim Participacoes S.A.                 62,658
                                                ------------
               TOTAL INVESTMENTS - 99.7%           3,901,919
               (Cost $4,650,998) (c)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.3%                9,847
                                                ------------
               NET ASSETS - 100.0%              $  3,911,766
                                                ============


(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $1,156,926 or 29.58% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $4,896,264. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $406,891 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,401,236.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                               TOTAL        LEVEL 1    SIGNIFICANT  SIGNIFICANT
                             VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 12/31/2014      PRICES        INPUT        INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Banks                     $  500,887    $ 438,970    $   61,917     $    --
  Diversified
    Consumer
    Services                   313,844      171,916       141,928          --
  Diversified
    Financial
    Services                    29,203       29,203            --          --
  Independent
    Power and
    Renewable
    Electricity
    Producers                  168,088      132,547        35,541          --
  Insurance                    235,455       65,576       169,879          --
  IT Services                  157,055           --       157,055          --
  Metals & Mining              101,408           --       101,408          --
  Paper & Forest
    Products                   138,079           --       138,079          --
  Personal Products             89,655           --        89,655          --
  Real Estate
    Management &
    Development                 60,605           --        60,605          --
  Road & Rail                  101,731           --       101,731          --
  Transportation
    Infrastructure              47,349       23,156        24,193          --
  Water Utilities               74,935           --        74,935          --
  Wireless
    Telecommuni-
    cation Services             62,658       62,658            --          --
Other Industry
  Categories*                1,820,967    1,820,967            --          --
                            ----------------------------------------------------
Total Investments           $3,901,919   $2,744,993    $1,156,926     $    --
                            ====================================================


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $651,760 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014 exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Brazil                                                 99.7%
Net Other Assets and Liabilities                        0.3
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 56                 See Notes to Financial Statements

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AEROSPACE & DEFENSE - 0.7%
       179,200 AviChina Industry & Technology
                 Co., Ltd., Class H (a)         $    109,639
                                                ------------
               AUTOMOBILES - 2.8%
     1,413,991 Geely Automobile Holdings
                 Ltd. (a)                            447,069
                                                ------------
               BANKS - 7.6%
       224,000 Bank of China Ltd., Class H (a)       125,724
       656,128 China CITIC Bank Corp., Ltd.,
                 Class H (a)                         522,250
       218,864 China Minsheng Banking Corp.,
                 Ltd., Class H (a)                   286,126
       429,328 Chongqing Rural Commercial
                 Bank, Class H (a)                   266,914
                                                ------------
                                                   1,201,014
                                                ------------
               COMMERCIAL SERVICES & SUPPLIES
                 - 1.3%
       140,000 China Everbright International
                 Ltd. (a)                            208,487
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 4.5%
       591,728 China Communications
                 Construction Co., Ltd.,
                 Class H (a)                         706,382
                                                ------------
               CONSTRUCTION MATERIALS - 3.4%
       448,928 China National Building Material
                 Co., Ltd., Class H (a)              432,500
       156,800 China Resources Cement
                 Holdings Ltd. (a)                   101,455
                                                ------------
                                                     533,955
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 5.7%
       202,536 China Communications Services
                 Corp., Ltd., Class H (a)             94,445
       811,064 China Telecom Corp., Ltd.,
                 Class H (a)                         466,262
       255,736 China Unicom Hong Kong
                 Ltd. (a)                            342,063
                                                ------------
                                                     902,770
                                                ------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 0.5%
        15,400 AAC Technologies Holdings,
                 Inc. (a)                             81,507
                                                ------------
               GAS UTILITIES - 2.4%
       238,936 China Gas Holdings Ltd. (a)           376,642
                                                ------------
               HEALTH CARE PROVIDERS &
                 SERVICES - 0.8%
        35,840 Sinopharm Group Co., Ltd.,
                 Class H (a)                         126,345
                                                ------------

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               INDEPENDENT POWER AND RENEWABLE
                 ELECTRICITY PRODUCERS - 2.0%
        33,600 China Resources Power Holdings
               Co., Ltd. (a)                    $     86,347
       174,536 Huaneng Power International,
                 Inc., Class H (a)                   236,291
                                                ------------
                                                     322,638
                                                ------------
               INDUSTRIAL CONGLOMERATES - 3.1%
       284,465 CITIC Ltd. (a)                        483,552
                                                ------------
               INSURANCE - 4.6%
       116,840 China Taiping Insurance Holdings
                 Co., Ltd. (a) (b)                   332,037
       204,000 PICC Property & Casualty Co.,
                 Ltd., Class H (a)                   393,664
                                                ------------
                                                     725,701
                                                ------------
               INTERNET & CATALOG RETAIL - 4.6%
         4,649 Ctrip.com International Ltd.,
                 ADR (b)                             211,530
        26,434 Vipshop Holdings Ltd., ADR (b)        516,520
                                                ------------
                                                     728,050
                                                ------------
               INTERNET SOFTWARE & SERVICES
                 - 4.9%
         2,127 Baidu, Inc., ADR (b)                  484,892
        19,504 Tencent Holdings Ltd. (a)             282,202
                                                ------------
                                                     767,094
                                                ------------
               MACHINERY - 3.8%
        84,464 Haitian International Holdings
                 Ltd. (a)                            177,460
       461,000 Yangzijiang Shipbuilding
                 Holdings Ltd. (a)                   417,765
                                                ------------
                                                     595,225
                                                ------------
               METALS & MINING - 2.9%
       691,601 China Hongqiao Group Ltd. (a)         462,083
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                   - 7.6%
       417,200 China Petroleum & Chemical
                 Corp., Class H (a)                  337,865
       103,250 China Shenhua Energy Co., Ltd.,
                 Class H (a)                         304,018
       221,426 CNOOC Ltd. (a)                        299,406
       235,200 PetroChina Co., Ltd., Class H (a)     260,485
                                                ------------
                                                   1,201,774
                                                ------------
               PAPER & FOREST PRODUCTS - 0.8%
       148,400 Nine Dragons Paper Holdings
                 Ltd. (a)                            129,226
                                                ------------
               PHARMACEUTICALS - 3.7%
       162,400 China Medical System Holdings
                 Ltd. (a)                            265,883
       486,728 Sihuan Pharmaceutical Holdings
                 Group Ltd. (a)                      325,623
                                                ------------
                                                     591,506
                                                ------------


                        See Notes to Financial Statements                Page 57

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 22.4%
        84,000 China Overseas Land &
                 Investment Ltd. (a)            $    249,030
       162,400 China Resources Land Ltd. (a)         426,790
       947,327 China South City Holdings
                 Ltd. (a)                            428,546
       504,000 Country Garden Holdings Co.,
                 Ltd. (a)                            199,159
     1,280,262 Evergrande Real Estate Group
                 Ltd. (a)                            517,563
       402,080 Guangzhou R&F Properties Co.,
                 Ltd., Class H (a)                   491,085
       243,600 Longfor Properties Co., Ltd. (a)      314,521
       162,636 Shimao Property Holdings Ltd. (a)     361,004
       197,512 Sino-Ocean Land Holdings
                 Ltd. (a)                            112,121
       630,700 SOHO China Ltd. (a)                   445,644
                                                ------------
                                                   3,545,463
                                                ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 3.0%
     4,597,573 Semiconductor Manufacturing
                 International Corp. (a) (b)         419,642
        78,400 Shunfeng International Clean
                 Energy Ltd. (a) (b)                  55,496
                                                ------------
                                                     475,138
                                                ------------
               TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS - 3.0%
       365,400 Lenovo Group Ltd. (a)                 479,877
                                                ------------
               TRANSPORTATION INFRASTRUCTURE
                 - 1.5%
       196,000 Zhejiang Expressway Co., Ltd.,
               Class H (a)                           228,240
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 2.3%
        30,336 China Mobile Ltd. (a)                 356,103
                                                ------------
               TOTAL INVESTMENTS - 99.9%          15,785,480
               (Cost $15,776,461) (c)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.1%               17,894
                                                ------------
               NET ASSETS - 100.0%              $ 15,803,374
                                                ============


(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $14,572,538 or 92.21% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $15,789,645. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $874,697 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $878,862.

ADR   American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                               TOTAL        LEVEL 1    SIGNIFICANT  SIGNIFICANT
                             VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 12/31/2014      PRICES        INPUT        INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Internet &
    Catalog Retail         $   728,050   $  728,050   $        --     $    --
  Internet Software
    & Services                 767,094      484,892       282,202          --
  Other Industry
    Categories*             14,290,336           --    14,290,336          --
                           -----------------------------------------------------
Total Investments          $15,785,480   $1,212,942   $14,572,538     $    --
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $1,644,317 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014, exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Cayman Islands                                         36.5%
China                                                  34.1
Hong Kong                                              21.4
Bermuda                                                 5.3
Singapore                                               2.6
------------------------------------------------------------
TOTAL INVESTMENTS                                      99.9
NET OTHER ASSETS AND LIABILITIES                        0.1
                                                     -------
TOTAL                                                 100.0%
                                                     =======


*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 58                 See Notes to Financial Statements

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.8%
               AIRLINES - 1.9%
        24,400 Japan Airlines Co., Ltd. (a)     $    723,437
                                                ------------
               AUTO COMPONENTS - 10.6%
        10,100 Aisin Seiki Co., Ltd. (a)             362,877
         7,600 Bridgestone Corp. (a)                 263,583
        26,400 Koito Manufacturing Co., Ltd. (a)     807,623
         4,700 NGK Spark Plug Co., Ltd. (a)          142,811
        20,000 NOK Corp. (a)                         509,070
        15,500 Stanley Electric Co., Ltd. (a)        334,699
         9,400 Sumitomo Electric Industries
                 Ltd. (a)                            117,399
        46,800 Sumitomo Rubber Industries
                 Ltd. (a)                            695,732
         2,500 Toyota Industries Corp. (a)           128,129
        77,000 Yokohama Rubber (The) Co.,
                 Ltd. (a)                            701,111
                                                ------------
                                                   4,063,034
                                                ------------
               AUTOMOBILES - 6.6%
        22,900 Daihatsu Motor Co., Ltd. (a)          299,093
        11,500 Honda Motor Co., Ltd. (a)             337,390
        10,500 Isuzu Motors Ltd. (a)                 127,893
        56,900 Nissan Motor Co., Ltd. (a)            496,269
        17,200 Suzuki Motor Corp. (a)                515,439
         4,500 Toyota Motor Corp. (a)                280,428
        23,400 Yamaha Motor Co., Ltd. (a)            468,171
                                                ------------
                                                   2,524,683
                                                ------------
               BUILDING PRODUCTS - 1.3%
        24,000 Asahi Glass Co., Ltd. (a)             116,836
         4,200 Daikin Industries Ltd. (a)            269,321
         9,000 TOTO Ltd. (a)                         104,695
                                                ------------
                                                     490,852
                                                ------------
               CHEMICALS - 10.0%
        34,000 Air Water, Inc. (a)                   538,541
        70,000 Asahi Kasei Corp. (a)                 638,570
        27,000 Daicel Corp. (a)                      315,373
        32,600 Hitachi Chemical Co., Ltd. (a)        575,938
        21,300 Kuraray Co., Ltd. (a)                 242,006
        30,300 Mitsubishi Chemical Holdings
                 Corp. (a)                           146,970
        98,000 Mitsui Chemicals, Inc. (a)            277,573
        19,000 Nippon Paint Holdings Co.,
                 Ltd. (a)                            550,582
       110,000 Tosoh Corp. (a)                       528,976
                                                ------------
                                                   3,814,529
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 5.7%
        91,000 Kajima Corp. (a)                      374,222
        94,000 Obayashi Corp. (a)                    605,943
        94,000 Shimizu Corp. (a)                     638,455
        96,000 Taisei Corp. (a)                      544,513
                                                ------------
                                                   2,163,133
                                                ------------
               CONTAINERS & PACKAGING - 0.3%
         8,800 Toyo Seikan Group Holdings
                 Ltd. (a)                            109,309
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               DISTRIBUTORS - 1.6%
        35,900 Canon Marketing Japan, Inc. (a)  $    608,420
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 1.5%
        10,900 Nippon Telegraph & Telephone
                 Corp. (a)                           556,801
                                                ------------
               ELECTRIC UTILITIES - 1.7%
       161,700 Tokyo Electric Power Co.,
                 Inc. (a) (b)                        657,685
                                                ------------
               ELECTRICAL EQUIPMENT - 1.5%
        14,400 Mabuchi Motor Co., Ltd. (a)           571,571
                                                ------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 3.1%
        33,300 Ibiden Co., Ltd. (a)                  491,713
       109,600 Japan Display, Inc. (a)               334,498
        45,000 Nippon Electric Glass Co.,
                 Ltd. (a)                            202,490
         2,900 TDK Corp. (a)                         170,797
                                                ------------
                                                   1,199,498
                                                ------------
               FOOD PRODUCTS - 1.2%
        21,000 NH Foods Ltd. (a)                     459,444
                                                ------------
               GAS UTILITIES - 0.3%
        24,000 Tokyo Gas Co., Ltd. (a)               129,496
                                                ------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES - 0.4%
         3,600 Sysmex Corp. (a)                      159,777
                                                ------------
               HOUSEHOLD DURABLES - 2.0%
        18,500 Casio Computer Co., Ltd. (a) (c)      283,001
        17,100 Nikon Corp. (a)                       227,206
        19,600 Sekisui House Ltd. (a)                257,897
                                                ------------
                                                     768,104
                                                ------------
               IT SERVICES - 1.7%
        91,000 Fujitsu Ltd. (a)                      485,182
         5,700 Otsuka Corp. (a)                      180,738
                                                ------------
                                                     665,920
                                                ------------
               LEISURE PRODUCTS - 0.3%
         8,500 Yamaha Corp. (a)                      125,289
                                                ------------
               MACHINERY - 7.2%
        53,000 Amada Co., Ltd. (a)                   454,146
        10,900 Hoshizaki Electric Co., Ltd. (a)      525,249
        24,000 JTEKT Corp. (a)                       403,915
        60,000 Minebea Co., Ltd. (a)                 886,074
         6,000 NGK Insulators Ltd. (a)               122,990
        31,000 NSK Ltd. (a)                          366,009
                                                ------------
                                                   2,758,383
                                                ------------
               MARINE - 2.4%
       180,000 Mitsui OSK Lines Ltd. (a)             533,293
       141,000 Nippon Yusen K.K. (a)                 398,256
                                                ------------
                                                     931,549
                                                ------------
               MEDIA - 1.4%
        54,200 Hakuhodo DY Holdings, Inc. (a)        518,690
                                                ------------


                        See Notes to Financial Statements                Page 59

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               METALS & MINING - 6.1%
         9,000 Hitachi Metals Ltd. (a)          $    152,918
        26,200 JFE Holdings, Inc. (a)                584,283
       359,000 Kobe Steel Ltd. (a)                   618,377
       114,000 Mitsubishi Materials Corp. (a)        378,187
        84,000 Nippon Steel & Sumitomo Metal
                 Corp. (a)                           208,373
        25,000 Sumitomo Metal Mining Co.,
                 Ltd. (a)                            372,872
                                                ------------
                                                   2,315,010
                                                ------------
               MULTILINE RETAIL - 0.8%
         2,400 Ryohin Keikaku Co., Ltd. (a)          295,797
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 3.6%
        18,600 Idemitsu Kosan Co., Ltd. (a)          307,148
        26,400 Inpex Corp. (a)                       293,910
        50,200 JX Holdings, Inc. (a)                 195,359
        59,200 Showa Shell Sekiyu K.K. (a) (c)       583,147
                                                ------------
                                                   1,379,564
                                                ------------
               PAPER & FOREST PRODUCTS - 0.9%
        97,000 Oji Holdings Corp. (a)                347,055
                                                ------------
               PHARMACEUTICALS - 1.3%
         8,700 Otsuka Holdings Co., Ltd. (a)         260,837
         4,700 Santen Pharmaceutical Co.,
                 Ltd. (a)                            253,023
                                                ------------
                                                     513,860
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 2.7%
         3,400 Daito Trust Construction Co.,
                 Ltd. (a)                            385,689
        12,800 Daiwa House Industry Co.,
                 Ltd. (a)                            241,808
        58,000 Tokyo Tatemono Co., Ltd. (a)          422,102
                                                ------------
                                                   1,049,599
                                                ------------
               ROAD & RAIL - 1.1%
           900 Central Japan Railway Co. (a)         134,889
        34,000 Nagoya Railroad Co., Ltd. (a)         126,589
         3,000 West Japan Railway Co. (a)            141,835
                                                ------------
                                                     403,313
                                                ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 1.1%
         4,600 Rohm Co., Ltd. (a)                    277,165
         2,000 Tokyo Electron Ltd. (a)               151,660
                                                ------------
                                                     428,825
                                                ------------
               SOFTWARE - 0.4%
        14,200 Nexon Co., Ltd. (a)                   132,374
                                                ------------
               SPECIALTY RETAIL - 1.6%
         7,500 ABC-Mart, Inc. (a)                    362,911
         4,900 Nitori Holdings Co., Ltd. (a)         263,270
                                                ------------
                                                     626,181
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               TECHNOLOGY HARDWARE, STORAGE &
                 PERIPHERALS - 6.6%
        38,800 Brother Industries Ltd. (a)      $    703,341
         8,200 Canon, Inc. (a)                       260,627
        14,400 FUJIFILM Holdings Corp. (a)           439,395
        45,100 Ricoh Co., Ltd. (a)                   455,919
        15,800 Seiko Epson Corp. (a)                 661,139
                                                ------------
                                                   2,520,421
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 1.8%
        28,900 Asics Corp. (a)                       695,776
                                                ------------
               TRADING COMPANIES &
                 DISTRIBUTORS - 7.5%
        41,800 ITOCHU Corp. (a)                      446,219
        73,800 Marubeni Corp. (a)                    441,573
        26,000 Mitsubishi Corp. (a)                  475,803
        41,900 Mitsui & Co., Ltd. (a)                561,172
        50,000 Sumitomo Corp. (a)                    513,535
        18,700 Toyota Tsusho Corp. (a)               434,400
                                                ------------
                                                   2,872,702
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 1.6%
         2,200 KDDI Corp. (a)                        138,213
        31,400 NTT DOCOMO, Inc. (a)                  457,280
                                                ------------
                                                     595,493
                                                ------------
               TOTAL COMMON STOCKS                38,175,574
               (Cost $41,163,900)               ------------

               MONEY MARKET FUNDS - 0.1%
        38,597 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.01% (d) (e)                        38,597
                                                ------------
               TOTAL MONEY MARKET FUNDS               38,597
               (Cost $38,597)                   ------------

PRINCIPAL
   VALUE       DESCRIPTION                           AMOUNT
------------------------------------------------------------
               REPURCHASE AGREEMENTS - 1.2%
$       84,741 JPMorgan Chase & Co., 0.06%
                 (d), dated 12/31/14, due
                 1/2/15, with a maturity value
                 of $84,741. Collateralized by
                 U.S. Treasury Notes, interest
                 rates of 0.75% to 1.25%, due
                 1/15/17 to 11/30/18. The value
                 of the collateral including
                 accrued interest is
                 $86,708. (e)                         84,741


Page 60                 See Notes to Financial Statements

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

DECEMBER 31, 2014

  PRINCIPAL
    VALUE      DESCRIPTION                           AMOUNT
------------------------------------------------------------
               REPURCHASE AGREEMENTS (CONTINUED)
$      368,196 RBC Capital Markets LLC, 0.06%
                 (d), dated 12/31/14, due
                 1/2/15, with a maturity value
                 of $368,198. Collateralized by
                 U.S. Treasury Notes, interest
                 rates of 0.25% to 1.75%, due
                 12/31/15 to 9/30/19. The value
                 of the collateral including
                 accrued interest is
                 $376,651. (e)                  $    368,196
                                                ------------
               TOTAL REPURCHASE AGREEMENTS           452,937
               (Cost $452,937)                  ------------
               TOTAL INVESTMENTS - 101.1%         38,667,108
               (Cost $41,655,434) (f)
               NET OTHER ASSETS
                 AND LIABILITIES - (1.1%)           (429,217)
                                                ------------
               NET ASSETS - 100.0%              $ 38,237,891
                                                ============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $38,175,574 or 99.84% of net assets.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $460,768 and the total value of the collateral held by the Fund is $491,534.

(d)   Interest rate shown reflects yield as of December 31, 2014.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $41,753,140. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,846,506 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,932,538.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                               TOTAL        LEVEL 1    SIGNIFICANT  SIGNIFICANT
                             VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 12/31/2014      PRICES        INPUT        INPUT
--------------------------------------------------------------------------------
Common Stocks*             $38,175,574         $ --   $38,175,574     $    --
Money Market
  Funds                         38,597       38,597            --          --
Repurchase
  Agreements                   452,937           --       452,937          --
                           -----------------------------------------------------
Total Investments          $38,667,108      $38,597   $38,628,511     $    --
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stock valued at $18,434,872 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014, exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Japan                                                  99.8%
United States                                           1.3
------------------------------------------------------------
TOTAL INVESTMENTS                                     101.1
NET OTHER ASSETS AND LIABILITIES                       (1.1)
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


                        See Notes to Financial Statements                Page 61

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

DECEMBER 31, 2014

-----------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(1)                  $    460,768
Non-cash Collateral(2)                              (460,768)
                                                ------------
Net Amount                                      $         --
                                                ============


(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At December 31, 2014, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                 $    452,937
Non-cash Collateral(4)                              (452,937)
                                                ------------
Net Amount                                      $         --
                                                ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2014, the value of the collateral from the seller exceeded the value of the repurchase agreements.


Page 62                 See Notes to Financial Statements

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.3%
               AIR FREIGHT & LOGISTICS - 3.0%
           407 Hyundai Glovis Co., Ltd. (a) (b) $    107,699
                                                ------------
               AUTO COMPONENTS - 4.9%
           599 Halla Visteon Climate Control
                 Corp. (a) (b)                        26,390
           909 Hankook Tire Co., Ltd. (a) (b)         43,197
           290 Hyundai Mobis Co., Ltd. (a) (b)        62,044
           280 Hyundai Wia Corp. (a) (b)              44,765
                                                ------------
                                                     176,396
                                                ------------
               AUTOMOBILES - 5.8%
           598 Hyundai Motor Co. (a)                  91,348
         2,424 Kia Motors Corp. (a)                  115,179
                                                ------------
                                                     206,527
                                                ------------
               BANKS - 3.5%
           732 Hana Financial Group, Inc. (a)         21,200
         6,097 Industrial Bank of Korea (a) (b)       77,996
           779 KB Financial Group, Inc. (a) (b)       25,469
                                                ------------
                                                     124,665
                                                ------------
               BUILDING PRODUCTS - 2.3%
           178 KCC Corp. (a)                          83,919
                                                ------------
               CHEMICALS - 1.0%
            93 LG Chem Ltd. (a)                       15,207
           149 Lotte Chemical Corp. (a) (b)           21,452
                                                ------------
                                                      36,659
                                                ------------
               COMMERCIAL SERVICES & SUPPLIES
                 - 2.4%
         1,190 KEPCO Plant Service &
                 Engineering Co., Ltd. (a) (b)        86,248
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 1.2%
         6,257 Daewoo Engineering &
                 Construction Co., Ltd. (a) (b)       33,243
           343 Samsung Engineering Co.,
                 Ltd. (a) (b)                         11,740
                                                ------------
                                                      44,983
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 0.0%
           196 Neo Holdings Co., Ltd. (a) (b)              0
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 4.9%
         1,796 KT Corp. (a) (b)                       50,786
        11,904 LG Uplus Corp. (a)                    124,117
                                                ------------
                                                     174,903
                                                ------------
               ELECTRIC UTILITIES - 3.2%
         2,942 Korea Electric Power Corp. (a) (b)    113,364
                                                ------------
               ELECTRICAL EQUIPMENT - 0.5%
           783 Doosan Heavy Industries &
                 Construction Co., Ltd. (a) (b)       16,728
                                                ------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 6.1%
         1,726 LG Display Co., Ltd. (a)               52,349
           946 LG Innotek Co., Ltd. (a)               96,163


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS (CONTINUED)
         1,412 Samsung Electro-Mechanics Co.,
                 Ltd. (a)                       $     69,816
                                                ------------
                                                     218,328
                                                ------------
               FOOD & STAPLES RETAILING - 1.8%
           355 E-Mart Co., Ltd. (a)                   65,695
                                                ------------
               FOOD PRODUCTS - 3.1%
           398 CJ CheilJedang Corp. (a) (b)          110,907
                                                ------------
               GAS UTILITIES - 1.2%
           994 Korea Gas Corp. (a) (b)                44,699
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 1.7%
         2,935 Paradise Co., Ltd. (a)                 62,563
                                                ------------
               HOUSEHOLD DURABLES - 3.7%
           972 Coway Co., Ltd. (a) (b)                74,117
         1,108 LG Electronics, Inc. (a)               59,351
                                                ------------
                                                     133,468
                                                ------------
               INDUSTRIAL CONGLOMERATES - 7.0%
           784 CJ Corp. (a) (b)                      111,000
           878 LG Corp. (a) (b)                       48,766
           601 SK Holdings Co., Ltd. (a) (b)          89,205
                                                ------------
                                                     248,971
                                                ------------
               INSURANCE - 2.3%
           528 Dongbu Insurance Co., Ltd. (a) (b)     26,367
           213 Samsung Fire & Marine
                 Insurance Co., Ltd. (a)              54,659
                                                ------------
                                                      81,026
                                                ------------
               INTERNET SOFTWARE & SERVICES
                 - 0.6%
            33 NAVER Corp. (a)                        21,134
                                                ------------
               IT SERVICES - 2.7%
           494 SK C&C Co., Ltd. (a) (b)               95,675
                                                ------------
               METALS & MINING - 6.9%
         1,844 Hyundai Steel Co. (a)                 105,621
           138 Korea Zinc Co., Ltd. (a) (b)           50,441
           361 POSCO (a)                              90,934
                                                ------------
                                                     246,996
                                                ------------
               MULTILINE RETAIL - 4.3%
           395 Hyundai Department Store Co.,
                 Ltd. (a) (b)                         43,934
           445 Lotte Shopping Co., Ltd. (a) (b)      110,063
                                                ------------
                                                     153,997
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 2.4%
         1,825 GS Holdings Corp. (a) (b)              66,428
           243 SK Innovation Co., Ltd. (a) (b)        18,716
                                                ------------
                                                      85,144
                                                ------------
               PERSONAL PRODUCTS - 8.7%
            72 Amorepacific Corp. (a) (b)            145,358
           184 AMOREPACIFIC Group (a) (b)            166,417
                                                ------------
                                                     311,775
                                                ------------


                        See Notes to Financial Statements                Page 63

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 3.4%
         2,826 SK Hynix, Inc. (a)               $    120,770
                                                ------------
               SPECIALTY RETAIL - 2.1%
           901 Hotel Shilla Co., Ltd. (a)             74,735
                                                ------------
               TECHNOLOGY HARDWARE, STORAGE &
                 PERIPHERALS - 3.5%
           104 Samsung Electronics Co., Ltd. (a)     125,033
                                                ------------
               TRADING COMPANIES &
                 DISTRIBUTORS - 2.9%
         1,839 Samsung C&T Corp. (a)                 102,709
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 3.2%
           464 SK Telecom Co., Ltd. (a)              113,491
                                                ------------
               TOTAL INVESTMENTS - 100.3%          3,589,207
               (Cost $3,607,622) (c)
               NET OTHER ASSETS
                 AND LIABILITIES - (0.3%)            (11,264)
                                                ------------
               NET ASSETS - 100.0%              $  3,577,943
                                                ============


(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $3,589,207 or 100.3% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $3,635,631. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $469,252 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $515,676.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*            $3,589,207     $    --      $3,589,207      $    --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $2,170,395 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014, exceeding a certain threshold.



COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
South Korea                                           100.3%
Net Other Assets and Liabilities                       (0.3)
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 64                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.9%
               AUSTRALIA - 3.3%
        10,633 AGL Energy Ltd.                  $    115,975
         4,252 BHP Billiton Ltd. (b)                 100,529
        25,716 Caltex Australia Ltd. (b)             713,544
       223,205 Federation Centres (b)                519,680
       206,849 Fortescue Metals Group Ltd. (b)       454,166
       106,248 Incitec Pivot Ltd. (b)                274,834
        40,159 Lend Lease Group (b)                  534,873
         2,875 Ramsay Health Care Ltd. (b)           133,280
       219,461 Scentre Group (b) (c)                 621,771
        21,048 TPG Telecom Ltd. (b)                  115,138
                                                ------------
                                                   3,583,790
                                                ------------
               AUSTRIA - 0.8%
         3,311 ams AG (b)                            119,692
        11,228 OMV AG (b)                            298,140
        12,508 Verbund AG (b)                        231,636
         6,373 Voestalpine AG (b)                    251,817
                                                ------------
                                                     901,285
                                                ------------
               BELGIUM - 0.1%
         1,374 Groupe Bruxelles Lambert
                 S.A. (b)                            117,230
                                                ------------
               BERMUDA - 3.1%
       801,422 Brightoil Petroleum Holdings
                 Ltd. (b) (c)                        200,789
        44,661 Catlin Group Ltd. (b)                 465,228
        90,185 Cheung Kong Infrastructure
                 Holdings Ltd. (b)                   664,933
        87,406 Chinese Estates Holdings Ltd.         269,387
       598,040 Goldin Financial Holdings
                 Ltd. (b) (c) (d)                    578,573
       187,601 Kerry Properties Ltd. (b)             675,566
        45,544 Orient Overseas International
                 Ltd. (b)                            265,750
        23,480 Seadrill Ltd. (b)                     271,667
                                                ------------
                                                   3,391,893
                                                ------------
               CANADA - 6.5%
        15,725 Alimentation Couche-Tard, Inc.,
                 Class B                             659,021
         9,100 Amaya, Inc. (c)                       223,623
         2,045 Boardwalk Real Estate
                 Investment Trust                    108,323
         5,599 Brookfield Asset Management,
                 Inc., Class A                       280,576
         7,124 Cameco Corp.                          116,812
         3,541 Canadian National Railway Co.         243,889
         6,470 Canadian Natural Resources Ltd.       200,036
         1,212 Canadian Pacific Railway Ltd.         233,418
         2,455 Canadian Tire Corp. Ltd., Class A     259,362
         5,033 CCL Industries, Inc., Class B         545,278
         2,626 Enbridge, Inc.                        135,029
        11,932 Genworth MI Canada, Inc.              379,795
         3,191 George Weston Ltd.                    275,621
        16,098 Gibson Energy, Inc.                   376,747
         9,160 Husky Energy, Inc.                    216,819


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               CANADA (CONTINUED)
         4,643 InterOil Corp. (c)               $    226,532
         3,120 Keyera Corp.                          217,712
         2,435 Linamar Corp.                         148,703
        25,459 Lundin Mining Corp. (c)               125,345
         3,766 Methanex Corp.                        173,000
         3,758 Metro, Inc.                           301,791
         6,818 Open Text Corp.                       396,768
        29,988 Pacific Rubiales Energy Corp. (d)     185,586
         2,186 Paramount Resources Ltd.,
                 Class A (c)                          52,910
         2,983 Pembina Pipeline Corp.                108,711
         3,838 Restaurant Brands International,
                 Inc. (c)                            150,309
        17,481 Secure Energy Services, Inc.          255,339
         6,947 Suncor Energy, Inc.                   220,644
        13,277 Teck Resources Ltd., Class B          181,476
                                                ------------
                                                   6,999,175
                                                ------------
               CAYMAN ISLANDS - 0.6%
       382,775 HK Electric Investments & HK
                 Electric Investments Ltd. (b)       252,803
       666,506 New World China Land Ltd. (b)         394,088
                                                ------------
                                                     646,891
                                                ------------
               DENMARK - 1.1%
           211 AP Moeller - Maersk A.S.,
                 Class B (b)                         419,669
         3,212 Pandora A.S. (b)                      260,356
           870 Rockwool International A.S.,
                 Class B (b)                          97,780
        12,469 Topdanmark A.S. (b) (c)               404,701
                                                ------------
                                                   1,182,506
                                                ------------
               FINLAND - 1.3%
        20,657 Fortum OYJ (b)                        448,495
        18,353 Neste Oil OYJ (b)                     447,035
         3,217 Orion OYJ, Class B (b)                100,050
        26,451 UPM-Kymmene OYJ (b)                   433,484
                                                ------------
                                                   1,429,064
                                                ------------
               FRANCE - 3.5%
        10,223 AXA S.A. (b)                          235,569
         2,671 Cie Generale des Etablissements
                 Michelin (b)                        241,102
        16,696 Credit Agricole S.A. (b)              215,521
         5,251 Eurazeo S.A. (b)                      367,759
         1,232 Ingenico (b)                          129,777
         2,560 Ipsen S.A. (b)                        132,509
         6,677 Korian-Medica                         244,001
        23,532 Lagardere SCA (b)                     612,820
         3,476 Renault S.A. (b)                      253,179
        46,688 Societe Television Francaise 1 (b)    717,752
         1,939 Total S.A. (b)                         99,339
         5,478 Vallourec S.A. (b)                    148,463
        15,647 Vivendi S.A. (b)                      389,462
                                                ------------
                                                   3,787,253
                                                ------------


                        See Notes to Financial Statements                Page 65

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               GERMANY - 3.3%
         9,151 Axel Springer SE (b)             $    551,940
         1,170 Bayerische Motoren Werke
                 AG (b)                              126,265
         1,987 Bilfinger SE (b)                      111,071
        10,902 Evonik Industries AG (b)              355,982
         3,812 HeidelbergCement AG (b)               269,051
         8,882 K+S AG (b)                            245,100
         6,287 Porsche Automobil Holding SE
                 (Preference Shares) (b)             508,446
        21,867 Rhoen Klinikum AG (b)                 612,860
        16,034 Suedzucker AG (b) (d)                 230,534
         1,818 Volkswagen AG (Preference
                 Shares) (b)                         404,060
         1,040 Wacker Chemie AG (b)                  114,083
                                                ------------
                                                   3,529,392
                                                ------------
               HONG KONG - 6.8%
       137,108 Cathay Pacific Airways Ltd. (b)       299,293
        38,318 Cheung Kong Holdings Ltd. (b)         642,690
        78,042 Henderson Land Development
                 Co., Ltd. (b)                       541,414
         5,890 Hong Kong Exchanges and
                 Clearing Ltd. (b)                   130,032
        41,404 Hutchison Whampoa Ltd. (b)            473,843
       136,632 Hysan Development Co., Ltd. (b)       606,374
       109,390 Link REIT                             684,159
        64,414 MTR Corp. Ltd. (b)                    263,535
       433,297 New World Development Co.,
                 Ltd. (b)                            497,429
       401,185 PCCW Ltd. (b)                         274,194
        71,314 Power Assets Holdings Ltd. (b)        689,006
       326,508 Sino Land Co., Ltd. (b)               520,796
        35,565 Sun Hung Kai Properties Ltd. (b)      538,826
         9,660 Swire Pacific Ltd., Class A (b)       125,391
        40,376 Swire Properties Ltd. (b)             119,062
        70,473 Wharf Holdings Ltd. (b)               505,932
       105,933 Wheelock & Co., Ltd. (b)              491,841
                                                ------------
                                                   7,403,817
                                                ------------
               IRELAND - 0.7%
         2,201 ICON PLC (c)                          112,229
        39,678 King Digital Entertainment
                 PLC (d)                             609,454
                                                ------------
                                                     721,683
                                                ------------
               ISRAEL - 0.1%
           818 Taro Pharmaceutical Industries
                 Ltd. (c)                            121,219
                                                ------------
               ITALY - 0.6%
        23,638 Enel S.p.A. (b)                       105,367
        10,568 Eni S.p.A. (b)                        185,114
        12,943 Finmeccanica S.p.A. (b) (c)           120,303
       219,780 Telecom Italia S.p.A. (b) (c)         234,393
                                                ------------
                                                     645,177
                                                ------------
               JAPAN - 35.1%
        36,700 Alps Electric Co., Ltd. (b)           693,718
        47,000 Asahi Kasei Corp. (b)                 428,754


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               JAPAN (CONTINUED)
        22,300 Asics Corp. (b)                  $    536,879
        25,400 Astellas Pharma, Inc. (b)             353,621
        14,800 Bandai Namco Bandai Holdings,
                  Inc. (b)                           313,335
        34,200 Brother Industries Ltd. (b)           619,956
        32,700 Canon Marketing Japan, Inc. (b)       554,188
        30,100 Casio Computer Co., Ltd. (b) (d)      460,450
        11,600 COLOPL, Inc. (b) (c)                  260,678
        25,300 Dai-ichi Life Insurance (The)
                 Co., Ltd. (b)                       384,050
        58,000 Daicel Corp. (b)                      677,468
         7,900 Daihatsu Motor Co., Ltd. (b)          103,181
         6,100 Daikin Industries Ltd. (b)            391,157
         3,100 Daito Trust Construction Co.,
                 Ltd. (b)                            351,657
        19,100 Fuji Heavy Industries Ltd. (b)        675,872
        16,300 FUJIFILM Holdings Corp. (b)           497,371
        62,100 Hakuhodo DY Holdings, Inc. (b)        594,293
        21,100 Hitachi Chemical Co., Ltd. (b)        372,770
        21,900 Hitachi High-Technologies
                 Corp. (b)                           629,114
        49,000 Hitachi Ltd. (b)                      361,658
        34,000 Hitachi Metals Ltd. (b)               577,690
        19,500 Ibiden Co., Ltd. (b)                  287,940
        72,000 IHI Corp. (b)                         364,641
        26,700 Inpex Corp. (b)                       297,250
        30,900 ITOCHU Corp. (b)                      329,861
        14,900 Izumi Co., Ltd. (b)                   523,426
        18,400 Japan Airlines Co., Ltd. (b)          545,543
         9,400 Japan Airport Terminal Co.,
                 Ltd. (b)                            369,646
       104,400 Japan Display, Inc. (b) (c)           318,628
        19,000 JFE Holdings, Inc. (b)                423,717
        30,000 JTEKT Corp. (b)                       504,894
       106,000 Kajima Corp. (b)                      435,908
       233,000 Kobe Steel Ltd. (b)                   401,342
        23,200 Koito Manufacturing Co.,
                 Ltd. (b)                            709,729
        58,300 Konica Minolta, Inc. (b)              635,238
        11,700 Kose Corp. (b)                        457,356
        24,000 Kubota Corp. (b)                      348,355
        11,600 Mabuchi Motor Co., Ltd. (b)           460,432
        55,200 Marubeni Corp. (b)                    330,282
        25,300 Mazda Motor Corp. (b)                 607,594
         6,400 Meiji Holdings Co., Ltd. (b)          582,267
        46,000 Minebea Co., Ltd. (b)                 679,323
       128,000 Mitsubishi Chemical Holdings
                 Corp. (b)                           620,863
        18,500 Mitsubishi Corp. (b)                  338,552
        47,000 Mitsubishi Electric Corp. (b)         558,269
        77,000 Mitsubishi Heavy Industries
                 Ltd. (b)                            424,931
        24,000 Mitsui & Co., Ltd. (b)                321,435
       181,000 Mitsui Chemicals, Inc. (b)            512,660
       117,000 Mitsui OSK Lines Ltd. (b)             346,641
         7,400 Mixi, Inc. (b) (d)                    272,839
         3,200 Murata Manufacturing Co.,
                 Ltd. (b)                            349,187


Page 66                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               JAPAN (CONTINUED)
       111,000 NEC Corp. (b)                    $    322,566
        16,000 NGK Insulators Ltd. (b)               327,973
        29,000 NH Foods Ltd. (b)                     634,471
         5,600 Nidec Corp. (b)                       361,680
        17,000 Nippon Paint Co., Ltd. (b)            492,626
       146,000 Nippon Steel & Sumitomo Metal
                 Corp. (b)                           362,173
         8,000 Nippon Telegraph & Telephone
                 Corp. (b)                           408,661
         8,100 Nitori Holdings Co., Ltd. (b)         435,201
        27,500 NOK Corp. (b)                         699,971
        44,000 NSK Ltd. (b)                          519,497
        72,000 Obayashi Corp. (b)                    464,126
        11,200 Omron Corp. (b)                       501,038
        14,700 Otsuka Holdings Co., Ltd. (b)         440,724
        35,100 Ricoh Co., Ltd. (b)                   354,828
         7,900 Rohm Co., Ltd. (b)                    476,001
         4,200 Ryohin Keikaku Co., Ltd. (b)          517,645
        13,100 Seiko Epson Corp. (b)                 548,159
        32,000 Sekisui Chemical Co., Ltd. (b)        384,991
        79,000 Shimizu Corp. (b)                     536,574
        34,400 Sumitomo Corp. (b)                    353,312
       113,000 Sumitomo Heavy Industries
                 Ltd. (b)                            607,825
        35,400 Sumitomo Rubber Industries
                 Ltd. (b)                            526,259
        19,000 Suzuki Motor Corp. (b)                569,380
        89,000 Taisei Corp. (b)                      504,809
        11,300 TDK Corp. (b)                         665,519
        62,000 Tokyo Tatemono Co., Ltd. (b)          451,213
         9,100 Tsuruha Holdings, Inc. (b)            526,555
        16,500 Unicharm Corp. (b)                    395,490
        32,200 Yamaha Motor Co., Ltd. (b)            644,235
        28,000 Yamazaki Baking Co., Ltd. (b)         345,499
        58,000 Yokohama Rubber (The) Co.,
                 Ltd. (b)                            528,109
                                                ------------
                                                  38,103,719
                                                ------------
               JERSEY - 0.2%
        76,635 Henderson Group PLC (b)               253,377
                                                ------------
               LUXEMBOURG - 0.4%
        44,093 Subsea 7 S.A. (b)                     451,199
                                                ------------
               NETHERLANDS - 0.6%
         4,475 Boskalis Westminster N.V. (b)         244,805
         5,224 Delta Lloyd N.V. (b)                  114,878
        13,052 Fiat Chrysler Automobiles
                 N.V. (b) (c)                        151,661
         4,341 NN Group N.V. (b) (c)                 129,594
                                                ------------
                                                     640,938
                                                ------------
               NEW ZEALAND - 0.4%
       113,024 Meridian Energy Ltd. (b) (d)          154,402
        63,010 Mighty River Power Ltd. (b)           146,131
        54,419 Spark New Zealand Ltd. (b)            131,920
                                                ------------
                                                     432,453
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               NORWAY - 1.6%
         5,955 Gjensidige Forsikring ASA (b)    $     97,170
        36,001 Marine Harvest ASA (b)                494,309
        45,027 Norsk Hydro ASA (b)                   253,639
        13,871 Orkla ASA (b)                          94,426
        18,474 Statoil ASA (b)                       325,269
        19,795 TGS Nopec Geophysical Co.
                 ASA (b) (d)                         427,507
                                                ------------
                                                   1,692,320
                                                ------------
               PORTUGAL - 0.5%
        81,454 Banco Espirito Santo
                 S.A. (b) (c) (e)                          0
        63,236 Portucel S.A. (b)                     234,498
       260,608 Sonae SGPS S.A. (b)                   320,765
                                                ------------
                                                     555,263
                                                ------------
               SINGAPORE - 2.0%
        84,000 CapitaMall Trust (b)                  128,971
       189,000 Frasers Centrepoint Ltd. (b)          240,414
       229,630 Keppel Land Ltd. (b)                  591,556
       674,000 Keppel REIT (b)                       619,022
        89,000 Singapore Post Ltd. (b)               128,756
        97,294 UOL Group Ltd. (b)                    508,632
                                                ------------
                                                   2,217,351
                                                ------------
               SOUTH KOREA - 11.3%
           166 Amorepacific Corp. (b)                335,131
           455 AMOREPACIFIC Group (b)                411,520
         1,716 CJ CheilJedang Corp. (b)              478,184
         3,820 CJ Corp. (b)                          540,840
         3,969 CJ Korea Express Co., Ltd. (b) (c)    700,799
         6,598 GS Holdings Corp. (b)                 240,161
         7,745 Hankook Tire Co., Ltd. (b)            368,055
         3,337 Hotel Shilla Co., Ltd. (b)            276,792
        15,567 Hyundai Development Co.
                 Engineering & Construction (b)      545,839
         1,651 Hyundai Glovis Co., Ltd. (b)          436,881
         2,587 Hyundai Mobis Co., Ltd. (b)           553,480
         3,489 Hyundai Motor Co. (b)                 532,966
         7,165 Hyundai Steel Co. (b)                 410,396
           620 Hyundai Wia Corp. (b)                  99,121
        25,004 Industrial Bank of Korea (b)          319,866
           370 KCC Corp. (b)                         174,438
         3,181 KEPCO Plant Service &
                 Engineering Co., Ltd. (b)           230,550
        12,377 Kia Motors Corp. (b)                  588,105
        13,050 Korea Aerospace Industries
                 Ltd. (b)                            470,931
        13,789 Korea Electric Power Corp. (b)        531,332
           519 LG Chem Ltd. (b)                       84,868
         3,910 LG Display Co., Ltd. (b)              118,588
        10,720 LG Uplus Corp. (b)                    111,772
         1,893 Lotte Chemical Corp. (b)              272,539
           121 Lotte Confectionery Co., Ltd. (b)     196,042
           842 Lotte Shopping Co., Ltd. (b)          208,254
           808 POSCO (b)                             203,531
         3,518 Samsung C&T Corp. (b)                 196,482
         2,687 Samsung Electro-Mechanics Co.,
                 Ltd. (b)                            132,859
           562 Samsung Electronics Co., Ltd. (b)     675,661


                        See Notes to Financial Statements                Page 67

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               SOUTH KOREA (CONTINUED)
         1,411 Samsung Fire & Marine
                 Insurance Co., Ltd. (b)        $    362,082
         3,964 Sewon Precision Industry Co.,
                 Ltd.                                 91,062
         1,096 SK C&C Co., Ltd. (b)                  212,266
           703 SK Holdings Co., Ltd. (b)             104,345
         8,532 SK Hynix, Inc. (b)                    364,618
           917 SK Telecom Co., Ltd. (b)              224,292
         8,703 Youngone Corp. (b)                    420,457
                                                ------------
                                                  12,225,105
                                                ------------
               SPAIN - 0.4%
         2,381 Corp. Financiera Alba S.A. (b)        116,410
         3,175 Endesa S.A. (b)                        63,562
        35,177 Iberdrola S.A. (b)                    237,119
                                                ------------
                                                     417,091
                                                ------------
               SWEDEN - 2.5%
        26,632 BillerudKorsnas AB (b)                381,934
        10,102 Hufvudstaden AB, Class A (b)          131,093
         3,848 ICA Gruppen AB (b)                    149,835
        36,007 Industrivarden AB, Class C (b)        625,015
        17,417 Investment AB Kinnevik,
                 Class B (b)                         566,387
        17,793 Investor AB, Class B (b)              646,915
         3,144 LE Lundbergforetagen AB,
                 Class B (b)                         135,898
        14,600 SSAB AB, Class A (b) (c)               84,427
                                                ------------
                                                   2,721,504
                                                ------------
               SWITZERLAND - 1.9%
         1,964 Baloise Holding AG (b)                251,022
           259 Helvetia Holding AG (b)               123,064
         1,042 Lonza Group AG (b)                    117,320
         3,165 Pargesa Holding S.A. (b)              244,230
         4,098 Sulzer AG (b)                         438,368
         2,109 Swiss Life Holding AG (b)             498,466
         3,160 Swiss Re AG (b)                       264,719
           422 Zurich Insurance Group AG (b)         131,876
                                                ------------
                                                   2,069,065
                                                ------------
               UNITED KINGDOM - 11.2%
        81,096 3i Group PLC (b)                      565,464
        17,905 Amlin PLC (b)                         132,816
        14,900 Ashtead Group PLC (b)                 264,623
        59,376 Aviva PLC (b)                         446,114
        13,594 BHP Billiton PLC (b)                  291,338
        34,276 BP PLC (b)                            217,569
        55,310 British Land Co., PLC (b)             666,964
        11,102 BTG PLC (b) (c)                       137,030
        47,283 Capital & Counties Properties
                 PLC (b)                             267,174
        14,227 Derwent London PLC (b)                664,169
        52,829 Direct Line Insurance Group
                 PLC (b)                             238,977
       106,073 Dixons Carphone PLC (b)               761,927
        60,757 Great Portland Estates PLC (b)        693,088
        67,632 Hammerson PLC (b)                     633,368
       120,405 Intu Properties PLC (b)               622,486


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               UNITED KINGDOM (CONTINUED)
       123,595 J Sainsbury PLC (b)              $    471,970
        15,558 Jazztel PLC (b) (c)                   235,128
        71,976 Kingfisher PLC (b)                    380,475
        29,916 Land Securities Group PLC (b)         537,759
       156,862 Melrose Industries PLC (b)            649,323
        40,862 Millennium & Copthorne Hotels
                 PLC (b)                             374,749
        70,007 Premier Oil PLC (b)                   181,070
         5,646 Prudential PLC (b)                    130,533
         8,025 Rolls-Royce Holdings PLC (b)          107,807
         8,025 Rolls-Royce Holdings PLC, Class C
                 (Preference Shares) (b) (c)           1,199
        99,068 Royal Mail PLC (b)                    660,184
        85,608 Segro PLC (b)                         490,420
        45,610 Shaftesbury PLC (b)                   551,928
        18,753 Standard Life PLC (b)                 116,161
       190,091 Vodafone Group PLC (b)                651,751
                                                ------------
                                                  12,143,564
                                                ------------
               TOTAL COMMON STOCKS               108,383,324
               (Cost $107,830,451)              ------------

               MONEY MARKET FUNDS - 0.2%
       181,338 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.01% (f) (g)                       181,338
                                                ------------
               TOTAL MONEY MARKET FUNDS              181,338
               (Cost $181,338)                  ------------

PRINCIPAL
   VALUE       DESCRIPTION                           AMOUNT
------------------------------------------------------------
               REPURCHASE AGREEMENTS - 1.9%
$      398,130 JPMorgan Chase & Co., 0.06% (f),
                 dated 12/31/14, due 1/2/15,
                 with a maturity value of
                 $398,132. Collateralized by
                 U.S. Treasury Notes, interest
                 rates of 0.75% to 1.25%, due
                 1/15/17 to 11/30/18. The value
                 of the collateral including
                 accrued interest is
                 $407,376. (g)                       398,130
     1,729,875 RBC Capital Markets LLC,
                 0.06% (f), dated 12/31/14, due
                 1/2/15, with a maturity value
                 of $1,729,880. Collateralized
                 by U.S. Treasury Notes,
                 interest rates of 0.25% to
                 1.75%, due 12/31/15 to 9/30/19.
                 The value of the collateral
                 including accrued interest is
                 $1,769,595. (g)                   1,729,875
                                                ------------
               TOTAL REPURCHASE AGREEMENTS         2,128,005
               (Cost $2,128,005)                ------------
               TOTAL INVESTMENTS - 102.0%        110,692,667
               (Cost $110,139,794) (h)
               NET OTHER ASSETS
                 AND LIABILITIES - (2.0%)         (2,182,259)
                                                ------------
               NET ASSETS - 100.0%              $108,510,408
                                                ============


Page 68                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2014

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $99,136,663 or 91.36% of net assets.

(c)   Non-income producing security.

(d) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,167,874 and the total value of the collateral held by the Fund is $2,309,343.

(e)   This company has filed for protection in federal bankruptcy court.

(f)   Interest rate shown reflects yield as of December 31, 2014.

(g)   This security serves as collateral for securities on loan.

(h) Aggregate cost for federal income tax purposes is $110,840,811. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,374,908 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,523,052.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                               TOTAL        LEVEL 1    SIGNIFICANT  SIGNIFICANT
                             VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 12/31/2014      PRICES        INPUT        INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Australia               $  3,583,790   $  115,975  $  3,467,815     $    --
  Bermuda                    3,391,893      269,387     3,122,506          --
  Canada                     6,999,175    6,999,175            --          --
  France                     3,787,253      244,001     3,543,252          --
  Hong Kong                  7,403,817      684,159     6,719,658          --
  Ireland                      721,683      721,683            --          --
  Israel                       121,219      121,219            --          --
  Portugal                     555,263           --       555,263          -- *
  South Korea               12,225,105       91,062    12,134,043          --
  Other Country
    Categories**            69,594,126           --    69,594,126          --
                          ------------------------------------------------------
Total Common
  Stocks                   108,383,324    9,246,661    99,136,663          -- *
Money Market
  Funds                        181,338      181,338            --          --
Repurchase
  Agreements                 2,128,005           --     2,128,005          --
                          ------------------------------------------------------
Total Investments         $110,692,667   $9,427,999  $101,264,668     $    -- *
                          ======================================================

*   Investment is valued at $0.
**  See Portfolio of Investments for country breakout.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $34,109,477 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014 exceeding a certain threshold.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


BEGINNING BALANCE AT DECEMBER 31, 2013
  Common Stocks                                 $         --
Net Realized Gain (Loss)                                  --
Net Change in Unrealized Appreciation/
  Depreciation                                            --
Purchases                                                 -- *
Sales                                                     --
Transfers In                                              --
Transfers Out                                             --
ENDING BALANCE AT DECEMBER 31, 2014
  Common Stocks                                           -- *
                                                ------------
Total Level 3 holdings                          $         -- *
                                                ============

*  Investment is valued at $0.


                        See Notes to Financial Statements                Page 69

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2014

OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(1)                  $  2,167,874
Non-cash Collateral(2)                            (2,167,874)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At December 31, 2014, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(3)                  $  2,128,005
Non-cash Collateral(4)                            (2,128,005)
                                                ------------
Net Amount                                      $         --
                                                ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2014, the value of the collateral from each seller exceeded the value of the repurchase agreements.

INDUSTRY                                     % OF NET ASSETS
------------------------------------------------------------
Real Estate Management & Development                    8.5%
Real Estate Investment Trusts                           6.9
Oil, Gas & Consumable Fuels                             4.8
Automobiles                                             4.7
Machinery                                               4.5
Chemicals                                               4.2
Insurance                                               4.2
Electronic Equipment, Instruments & Components          3.9
Metals & Mining                                         3.8
Auto Components                                         3.7
Technology Hardware, Storage & Peripherals              3.4
Diversified Financial Services                          3.3
Electric Utilities                                      3.1
Food Products                                           2.8
Construction & Engineering                              2.5
Food & Staples Retailing                                2.5
Media                                                   2.3
Trading Companies & Distributors                        2.0
Repurchase Agreements                                   2.0


INDUSTRY (CONTINUED)                         % OF NET ASSETS
------------------------------------------------------------
Diversified Telecommunication Services                  1.8%
Specialty Retail                                        1.7
Multiline Retail                                        1.4
Road & Rail                                             1.3
Energy Equipment & Services                             1.3
Electrical Equipment                                    1.3
Pharmaceuticals                                         1.2
Software                                                1.2
Air Freight & Logistics                                 1.1
Textiles, Apparel & Luxury Goods                        1.1
Personal Products                                       1.1
Industrial Conglomerates                                1.0
Marine                                                  1.0
Health Care Providers & Services                        0.9
Semiconductors & Semiconductor Equipment                0.9
Containers & Packaging                                  0.9
Wireless Telecommunication Services                     0.8
Household Durables                                      0.8
Airlines                                                0.8
Capital Markets                                         0.8
Hotels, Restaurants & Leisure                           0.7
Aerospace & Defense                                     0.6
Paper & Forest Products                                 0.6
Building Products                                       0.6
Distributors                                            0.5
Banks                                                   0.5
Household Products                                      0.4
Thrifts & Mortgage Finance                              0.4
Transportation Infrastructure                           0.3
Commercial Services & Supplies                          0.3
Leisure Products                                        0.3
Internet Software & Services                            0.3
Construction Materials                                  0.2
Life Sciences Tools & Services                          0.2
IT Services                                             0.2
Money Market Funds                                      0.2
Independent Power and Renewable Electricity
  Producers                                             0.1
Multi-Utilities                                         0.1
------------------------------------------------------------
TOTAL INVESTMENTS                                     102.0
NET OTHER ASSETS AND LIABILITIES                       (2.0)
                                                     -------
TOTAL                                                 100.0%
                                                     =======

CURRENCY EXPOSURE
DIVERSIFICATION                       % OF TOTAL INVESTMENTS
------------------------------------------------------------
Japanese Yen                                           34.4%
British Pound Sterling                                 11.4
South Korean Won                                       11.0
Euro                                                   11.0
Hong Kong Dollar                                        9.7
Canadian Dollar                                         6.1
Australian Dollar                                       3.2
US Dollar                                               3.0
Swedish Krona                                           2.5
Norwegian Krone                                         2.2
Singapore Dollar                                        2.0
Swiss Franc                                             2.0
Danish Krone                                            1.1
New Zealand Dollar                                      0.4
                                                     -------
TOTAL                                                 100.0%
                                                     =======


Page 70                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.8%
               BRAZIL - 8.6%
        87,266 B2W Cia Digital (b)              $    736,682
       578,862 Cia de Saneamento Basico do
                 Estado de Sao Paulo (c)           3,728,129
       954,714 Cia Energetica de Minas Gerais
                 (Preference Shares)               4,719,337
       343,386 Cia Paranaense de Energia
                 (Preference Shares)               4,637,558
       592,633 Embraer S.A.                        5,448,781
       485,959 Gerdau S.A. (Preference
                 Shares) (c)                       1,745,415
       926,305 Itausa - Investimentos Itau S.A.
                 (Preference Shares)               3,272,141
     1,564,118 JBS S.A.                            6,590,220
       295,579 Oi S.A. (Preference Shares) (b)       957,390
       316,415 Petroleo Brasileiro S.A.
                 (Preference Shares)               1,192,716
       201,513 Porto Seguro S.A.                   2,304,565
       136,734 Raia Drogasil S.A. (c)              1,316,430
       290,920 Suzano Papel e Celulose S.A.
                 (Preference Shares) (c)           1,228,062
       177,365 Telefonica Brasil S.A.
                 (Preference Shares)               3,126,007
                                                ------------
                                                  41,003,433
                                                ------------
               CAYMAN ISLANDS - 16.7%
     7,613,930 Agile Property Holdings Ltd. (c)    4,327,600
     1,146,900 ANTA Sports Products Ltd (c)        2,016,114
        16,037 Baidu, Inc., ADR (b)                3,655,955
        59,895 Bitauto Holdings Ltd., ADR (b) 4,217,207 1,813,540 China Conch Venture Holdings
                 Ltd. (c) (d)                      3,930,076
     7,781,659 China Hongqiao Group Ltd. (c)       5,199,198
     2,732,900 China Medical System Holdings
                 Ltd. (c)                          4,474,338
     1,706,294 China Resources Cement
                 Holdings Ltd. (c)                 1,104,031
     1,133,043 China Resources Land Ltd. (c)       2,977,657
    11,753,100 China Zhongwang Holdings
                 Ltd. (c) (d)                      5,187,989
    12,386,193 Country Garden Holdings Co.,
                 Ltd. (c)                          4,894,491
    12,429,287 Evergrande Real Estate Group
                 Ltd. (c) (d)                      5,024,701
     3,183,851 GCL-Poly Energy Holdings
                 Ltd. (b) (c)                        743,660
     8,375,032 Geely Automobile Holdings
                 Ltd. (c)                          2,647,977
     4,087,044 Longfor Properties Co., Ltd. (c) 5,276,929 56,707,900 Semiconductor Manufacturing
                 International Corp. (b) (c)       5,175,994
     1,731,610 Shimao Property Holdings Ltd. (c)   3,843,668
     2,349,819 Sino Biopharmaceutical Ltd. (c)     2,129,484
     8,072,495 SOHO China Ltd. (c)                 5,703,915
       167,165 TAL Education Group, ADR (b)        4,695,665
       123,630 Vipshop Holdings Ltd., ADR (b)      2,415,730
                                                ------------
                                                  79,642,379
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               CHILE - 1.4%
   456,810,552 Corpbanca S.A.                   $  5,490,909
       102,854 ENTEL Chile S.A.                    1,027,862
                                                ------------
                                                   6,518,771
                                                ------------
               CHINA - 11.3%
     8,172,900 AviChina Industry & Technology
                 Co., Ltd., Class H (c)            5,000,383
     2,512,326 China Communications Services
                 Corp., Ltd., Class H (c)          1,171,529
     7,673,100 China Molybdenum Co., Ltd.,
                 Class H (c)                       4,445,763
     1,289,699 China National Building Material
                 Co., Ltd., Class H (c)            1,242,504
     7,623,271 China Telecom Corp., Ltd.,
                 Class H (c)                       4,382,446
     3,555,641 Dongfeng Motor Group Co., Ltd.,
                 Class H (c)                       4,964,653
     5,778,989 Guangzhou R&F Properties Co.,
                 Ltd., Class H (c)                 7,058,228
     3,988,300 Huadian Fuxin Energy Corp.,
                 Ltd., Class H (c) (d)             1,867,811
     3,419,304 PICC Property & Casualty Co.,
                 Ltd., Class H (c)                 6,598,313
     1,083,684 Sinopec Engineering Group Co.,
                 Ltd., Class H (c)                   730,737
     1,597,400 Sinopharm Group Co., Ltd.,
                 Class H (c)                       5,631,250
     6,434,500 Sinotrans Ltd., Class H (c)         4,275,972
     2,171,100 TravelSky Technology Ltd.,
                 Class H (c)                       2,337,340
       710,105 Zhuzhou CSR Times Electric
                 Co., Ltd., Class H                4,125,297
                                                ------------
                                                  53,832,226
                                                ------------
               EGYPT - 2.4%
       656,944 Commercial International Bank
                 Egypt SAE (c)                     4,474,212
     1,459,300 Talaat Moustafa Group (c)           1,982,399
     3,038,047 Telecom Egypt Co. (c)               5,002,565
                                                ------------
                                                  11,459,176
                                                ------------
               HONG KONG - 8.2%
     5,040,900 BYD Electronic International
                 Co., Ltd. (c)                     4,848,178
       202,398 China Mobile Ltd. (c)               2,375,876
     1,363,616 China Overseas Land &
                 Investment Ltd. (c)               4,042,642
     2,519,800 China Power International
                 Development Ltd. (c) (d)          1,271,458
       434,000 China Resources Power Holdings
                 Co., Ltd. (c)                     1,115,318
     5,054,061 China South City Holdings
                 Ltd. (c)                          2,286,325
     1,134,441 China Taiping Insurance
                 Holdings Co., Ltd. (b) (c)        3,223,871
     1,400,794 CITIC Ltd. (c)                      2,381,160
     2,725,321 CNOOC Ltd. (c)                      3,685,095
     6,527,500 Far East Horizon Ltd. (c)           6,415,718
     3,923,700 Lenovo Group Ltd. (c)               5,152,969


                        See Notes to Financial Statements                Page 71

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               HONG KONG (CONTINUED)
     4,437,100 Sino-Ocean Land Holdings
                 Ltd. (c)                       $  2,518,795
                                                ------------
                                                  39,317,405
                                                ------------
               INDONESIA - 2.5%
    24,234,444 Adaro Energy Tbk PT (c)             2,021,994
     2,177,844 Bank Central Asia Tbk PT (c)        2,310,122
     2,576,961 Bank Negara Indonesia Persero
                 Tbk PT (c)                        1,262,697
       753,628 Gudang Garam Tbk PT (c)             3,691,963
       877,534 Matahari Department Store
                 Tbk PT (c)                        1,057,394
     4,592,870 XL Axiata Tbk PT (c)                1,801,016
                                                ------------
                                                  12,145,186
                                                ------------
               JERSEY - 0.9%
     6,301,400 United Co., RUSAL PLC (b) (c)       4,238,050
                                                ------------
               LUXEMBOURG - 0.5%
       145,753 Ternium S.A., ADR                   2,571,083
                                                ------------
               MALAYSIA - 2.7%
     2,887,100 HAP Seng Consolidated Bhd (c)       3,858,583
     4,388,300 IOI Properties Group Bhd (c)        3,026,298
     6,285,400 Westports Holdings Bhd              6,040,024
                                                ------------
                                                  12,924,905
                                                ------------
               MALTA - 0.8%
       543,845 Brait SE (b) (c)                    3,681,584
                                                ------------
               MEXICO - 4.4%
     1,024,135 Alfa S.A.B. de C.V., Series A (b)   2,288,620
     2,775,845 America Movil S.A.B. de C.V.,
                 Series L                          3,093,105
       546,217 Compartamos S.A.B. de C.V. (b)      1,097,710
     1,774,769 Fibra Uno Administracion S.A.
                 de C.V.                           5,232,734
       714,723 Impulsora del Desarrollo y El
                 Empleo en America Latina
                 S.A.B. de C.V. (b)                1,943,068
       703,580 Industrias Bachoco S.A.B. de
                 C.V. (b)                          2,956,669
       246,254 Megacable Holdings S.A.B. de
                 C.V. (b)                            962,901
     1,726,845 OHL Mexico S.A.B. de C.V. (b)       3,218,723
                                                ------------
                                                  20,793,530
                                                ------------
               NETHERLANDS - 0.6%
       253,342 X5 Retail Group N.V.,
                 GDR (b) (c)                       3,069,710
                                                ------------
               PHILIPPINES - 5.0%
     1,286,300 Aboitiz Power Corp. (c)             1,223,374
       212,600 Ayala Corp. (c)                     3,284,591
     1,501,700 Ayala Land, Inc. (c)                1,119,784
    15,557,700 Bloomberry Resorts Corp. (b) (c)    4,289,295
       247,515 GT Capital Holdings, Inc. (c)       5,669,379
       905,220 JG Summit Holdings, Inc. (c)        1,325,681
    41,685,100 Megaworld Corp. (c)                 4,307,447
       561,230 Universal Robina Corp. (c)          2,446,899
                                                ------------
                                                  23,666,450
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               POLAND - 3.3%
       643,777 Energa S.A. (c)                  $  4,186,669
        91,630 KGHM Polska Miedz S.A. (c)          2,793,332
       736,803 PGE Polska Grupa Energetyczna
                 S.A. (c)                          3,895,645
       763,379 Polskie Gornictwo Naftowe i
                 Gazownictwo S.A. (c)                951,973
     2,877,329 Tauron Polska Energia S.A. (c)      4,068,464
                                                ------------
                                                  15,896,083
                                                ------------
               RUSSIA - 8.5%
         2,647 AK Transneft OAO (Preference
                 Shares) (b) (c)                   5,490,074
     6,509,720 Alrosa AO (c)                       6,750,820
    55,241,390 E.ON Russia JSC (b) (c)             2,073,265
     1,675,819 Gazprom OAO (c)                     3,594,667
       114,698 Lukoil OAO (b) (c)                  4,200,873
       312,823 Mobile Telesystems OJSC, ADR        2,246,069
     1,762,099 Rostelecom OJSC (b) (c)             2,523,789
   197,066,494 RusHydro JSC (b) (c)                1,756,651
       587,309 Severstal PAO (b) (c)               4,852,187
     8,874,568 Surgutneftegas OAO (b) (c)          3,435,878
       996,141 Tatneft OAO (b) (c)                 3,746,802
                                                ------------
                                                  40,671,075
                                                ------------
               SINGAPORE - 1.0%
     5,011,000 Yangzijiang Shipbuilding
                 Holdings Ltd. (c)                 4,541,041
                                                ------------
               SOUTH AFRICA - 6.6%
       368,559 African Rainbow Minerals Ltd. (c)   3,774,169
        39,276 Aspen Pharmacare Holdings
                 Ltd. (c)                          1,370,186
       307,011 Assore Ltd. (c)                     3,939,569
       535,736 Growthpoint Properties Ltd. (c)     1,272,909
        49,551 Kumba Iron Ore Ltd. (c)             1,024,765
       287,032 Mediclinic International Ltd. (c)   2,484,546
       186,520 Mr. Price Group Ltd. (c)            3,773,092
     1,670,560 Netcare Ltd (c)                     5,459,579
     2,716,404 Redefine Properties Ltd. (c)        2,512,511
     1,010,862 Sanlam Ltd. (c)                     6,082,645
                                                ------------
                                                  31,693,971
                                                ------------
               TAIWAN - 4.2%
     2,766,084 AU Optronics Corp. (c)              1,403,974
     2,152,035 Cathay Financial Holding Co.,
                 Ltd. (c)                          3,179,932
     1,738,053 CTBC Financial Holding Co.,
                 Ltd. (c)                          1,124,430
     2,283,321 Fubon Financial Holding Co.,
                 Ltd. (c)                          3,634,428
     1,480,993 Hon Hai Precision Industry Co.,
                 Ltd. (c)                          4,089,783
     1,572,727 Inotera Memories, Inc. (b) (c)      2,467,606
       851,377 Siliconware Precision Industries
                 Co., Ltd. (c)                     1,282,878
     5,641,956 United Microelectronics Corp. (c)   2,618,840
                                                ------------
                                                  19,801,871
                                                ------------


Page 72                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               THAILAND - 7.1%
     2,355,300 Bangkok Life Assurance PCL (c)   $  3,278,334
     3,759,300 Charoen Pokphand Foods PCL          3,113,706
       227,800 Electricity Generating PCL          1,159,772
     6,258,800 Energy Absolute PCL                 4,755,927
       796,000 Glow Energy PCL                     2,159,362
     1,597,800 Krung Thai Bank PCL                 1,102,433
     3,068,500 Minor International PCL             3,031,193
       476,700 PTT Exploration & Production
                 Public Co., Ltd.                  1,622,809
     1,862,700 PTT Global Chemical PCL             2,901,622
       101,500 PTT PCL                               999,574
     2,208,800 Thai Oil PCL                        2,819,745
     1,022,800 Thai Union Frozen Products PCL      2,813,477
    12,730,500 True Corp. PCL (b)                  4,295,093
                                                ------------
                                                  34,053,047
                                                ------------
               TURKEY - 2.5%
     3,359,286 Emlak Konut Gayrimenkul
                 Yatirim Ortakligi A.S. (c)        3,973,266
     1,890,139 Eregli Demir ve Celik Fabrikalari
                 TAS (c)                           3,596,156
        58,203 Tupras Turkiye Petrol
                 Rafinerileri A.S. (c)             1,377,073
       447,898 Turkcell Iletisim Hizmetleri
                 A.S. (b) (c)                      2,733,294
                                                ------------
                                                  11,679,789
                                                ------------
               UNITED KINGDOM - 0.3%
       554,479 Evraz PLC (c)                       1,325,309
                                                ------------
               VIRGIN ISLANDS (BRITISH) - 0.3%
        83,169 Mail.ru Group Ltd., GDR (b) (c)     1,342,695
                                                ------------
               TOTAL COMMON STOCKS               475,868,769
               (Cost $525,049,806)              ------------

               MONEY MARKET FUNDS - 0.1%
       803,976 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.01% (e) (f)                       803,976
                                                ------------
               TOTAL MONEY MARKET FUNDS              803,976
               (Cost $803,976)                  ------------


PRINCIPAL
VALUE          DESCRIPTION                           AMOUNT
------------------------------------------------------------
               REPURCHASE AGREEMENTS - 2.0%
$    1,765,141 JPMorgan Chase & Co., 0.06% (e),
                 dated 12/31/14, due 1/2/15,
                 with a maturity value of
                 $1,765,146. Collateralized by
                 U.S. Treasury Notes, interest
                 rates of 0.75% to 1.25%, due
                 1/15/17 to 11/30/18. The value
                 of the collateral including
                 accrued interest is
                 $1,806,131. (f)                $  1,765,141
     7,669,527 RBC Capital Markets LLC,
                 0.06% (e), dated 12/31/14, due
                 1/2/15, with a maturity value
                 of $7,669,553. Collateralized
                 by U.S. Treasury Notes,
                 interest rates of 0.25% to
                 1.75%, due 12/31/15 to 9/30/19.
                 The value of the collateral
                 including accrued interest is
                 $7,845,629. (f)                   7,669,527
                                                ------------
               TOTAL REPURCHASE AGREEMENTS         9,434,668
               (Cost $9,434,668)                ------------
               TOTAL INVESTMENTS - 101.9%        486,107,413
               (Cost $535,288,450) (g)
               NET OTHER ASSETS
                 AND LIABILITIES - (1.9%)         (9,198,456)
                                                ------------
               NET ASSETS - 100.0%              $476,908,957
                                                ============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $354,829,328 or 74.40% of net assets.

(d) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $9,583,287 and the total value of the collateral held by the Fund is $10,238,644.

(e)   Interest rate shown reflects yield as of December 31, 2014.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $541,304,271. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,167,302 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $70,364,160.

ADR   American Depositary Receipt
GDR   Global Depositary Receipt


                        See Notes to Financial Statements                Page 73

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2014

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Brazil                 $ 41,003,433  $ 32,985,397  $  8,018,036     $    --
  Cayman Islands           79,642,379    14,984,557    64,657,822          --
  Chile                     6,518,771     6,518,771            --          --
  China                    53,832,226     4,125,297    49,706,929          --
  Luxembourg                2,571,083     2,571,083            --          --
  Malaysia                 12,924,905     6,040,024     6,884,881          --
  Malta                     3,681,584            --     3,681,584          --
  Mexico                   20,793,530    20,793,530            --          --
  Russia                   40,671,075     2,246,069    38,425,006          --
  Thailand                 34,053,047    30,774,713     3,278,334          --
  Other Country
    Categories*           180,176,736            --   180,176,736          --
                         -------------------------------------------------------
Total Common
  Stocks                  475,868,769   121,039,441   354,829,328          --
Money Market
  Funds                       803,976       803,976            --          --
Repurchase
  Agreements                9,434,668            --     9,434,668          --
                         -------------------------------------------------------
Total Investments        $486,107,413  $121,843,417  $364,263,996     $    --
                         =======================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $57,074,975 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014 exceeding a certain threshold.

-----------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(1)                  $  9,583,287
Non-cash Collateral(2)                            (9,583,287)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At December 31, 2014, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(3)                  $  9,434,668
Non-cash Collateral(4)                            (9,434,668)
                                                ------------
Net Amount                                      $         --
                                                ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2014, the value of the collateral from each seller exceeded the value of the repurchase agreements.


Page 74                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2014

INDUSTRY                                     % OF NET ASSETS
------------------------------------------------------------
Real Estate Management & Development                   12.1%
Metals & Mining                                        10.7
Oil, Gas & Consumable Fuels                             8.3
Insurance                                               5.1
Electric Utilities                                      4.9
Diversified Telecommunication Services                  4.9
Banks                                                   4.0
Diversified Financial Services                          4.0
Food Products                                           3.8
Health Care Providers & Services                        2.8
Real Estate Investment Trusts                           2.7
Semiconductors & Semiconductor Equipment                2.6
Wireless Telecommunication Services                     2.4
Independent Power and Renewable Electricity
  Producers                                             2.3
Aerospace & Defense                                     2.2
Industrial Conglomerates                                2.1
Repurchase Agreements                                   2.0
Transportation Infrastructure                           1.9
Internet Software & Services                            1.9
Machinery                                               1.8
Pharmaceuticals                                         1.7
Automobiles                                             1.6
Hotels, Restaurants & Leisure                           1.5
Electronic Equipment, Instruments & Components          1.2
Technology Hardware, Storage & Peripherals              1.1
Communications Equipment                                1.0
Diversified Consumer Services                           1.0
Food & Staples Retailing                                0.9
Air Freight & Logistics                                 0.9
Electrical Equipment                                    0.9
Specialty Retail                                        0.8
Water Utilities                                         0.8
Tobacco                                                 0.8
Capital Markets                                         0.8
Internet & Catalog Retail                               0.7
Chemicals                                               0.6
Construction & Engineering                              0.6
Construction Materials                                  0.5
IT Services                                             0.5
Textiles, Apparel & Luxury Goods                        0.4
Paper & Forest Products                                 0.3
Consumer Finance                                        0.2
Multiline Retail                                        0.2
Media                                                   0.2
Money Market Funds                                      0.2
------------------------------------------------------------
TOTAL INVESTMENTS                                     101.9
NET OTHER ASSETS AND LIABILITIES                       (1.9)
                                                     -------
TOTAL                                                 100.0%
                                                     =======


                        See Notes to Financial Statements                Page 75

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.1%
               AIRLINES - 2.4%
        83,816 Deutsche Lufthansa AG (a)        $  1,388,912
                                                ------------
               AUTO COMPONENTS - 1.9%
         5,181 Continental AG (a)                  1,092,791
                                                ------------
               AUTOMOBILES - 13.9%
        14,188 Bayerische Motoren Werke AG (a)     1,531,144
        25,621 Daimler AG (a)                      2,127,928
        28,789 Porsche Automobil Holding SE
                 (Preference Shares) (a)           2,328,241
         9,139 Volkswagen AG (Preference
                 Shares) (a)                       2,031,191
                                                ------------
                                                   8,018,504
                                                ------------
               CHEMICALS - 10.3%
        75,401 Evonik Industries AG (a)            2,462,061
        54,726 K+S AG (a)                          1,510,173
        33,026 Symrise AG (a)                      1,989,656
                                                ------------
                                                   5,961,890
                                                ------------
               COMMERCIAL SERVICES & SUPPLIES
                 - 0.5%
         5,260 Bilfinger SE (a)                      294,029
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 1.7%
        13,861 Hochtief AG (a)                       977,871
                                                ------------
               CONSTRUCTION MATERIALS - 3.4%
        28,116 HeidelbergCement AG (a)             1,984,425
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 6.4%
       171,129 Deutsche Telekom AG (a)             2,738,122
       183,457 Telefonica Deutschland Holding
                 AG (a)                              972,294
                                                ------------
                                                   3,710,416
                                                ------------
               FOOD PRODUCTS - 3.0%
       118,805 Suedzucker AG (a) (b)               1,708,157
                                                ------------
               HEALTH CARE PROVIDERS & SERVICES
                 - 9.4%
        84,249 Celesio AG (a)                      2,715,403
        95,661 Rhoen Klinikum AG (a)               2,681,062
                                                ------------
                                                   5,396,465
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 2.0%
        71,234 TUI AG (a)                          1,181,079
                                                ------------
               INDUSTRIAL CONGLOMERATES - 3.2%
        42,368 Rheinmetall AG (a)                  1,844,664
                                                ------------
               INSURANCE - 3.8%
         3,597 Allianz SE (a)                        595,758
         2,708 Muenchener Rueckversicherungs-
                 Gesellschaft AG in Muenchen (a)     539,264
        34,228 Talanx AG (a)                       1,042,841
                                                ------------
                                                   2,177,863
                                                ------------
               IT SERVICES - 3.2%
        41,685 Wirecard AG (a)                     1,817,637
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               MACHINERY - 7.1%
        20,283 Duerr AG (a)                     $  1,782,471
        13,832 KION Group AG (a)                     528,097
        18,154 Krones AG (a)                       1,765,262
                                                ------------
                                                   4,075,830
                                                ------------
               MEDIA - 1.0%
         4,096 Kabel Deutschland Holding
                 AG (a) (c)                          555,085
                                                ------------
               METALS & MINING - 4.5%
       102,885 ThyssenKrupp AG (a)                 2,620,876
                                                ------------
               MULTI-UTILITIES - 5.6%
        87,155 E.ON SE (a)                         1,489,626
        55,870 RWE AG (a)                          1,724,409
                                                ------------
                                                   3,214,035
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 5.9%
        40,771 Deutsche Annington Immobilien
                 SE (a)                            1,384,243
        55,628 Deutsche Wohnen AG (a)              1,312,250
        32,953 GAGFAH S.A. (a) (c)                   735,919
                                                ------------
                                                   3,432,412
                                                ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 3.5%
       191,957 Infineon Technologies AG (a)        2,031,262
                                                ------------
               SPECIALTY RETAIL - 3.9%
        33,269 Fielmann AG (a)                     2,272,087
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 1.7%
         8,028 Hugo Boss AG (a)                      982,078
                                                ------------
               TRANSPORTATION INFRASTRUCTURE
                 - 0.9%
         8,489 Fraport AG Frankfurt Airport
                 Services Worldwide (a)              489,831
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 0.9%
        18,857 Freenet AG (a)                        536,148
                                                ------------
               TOTAL COMMON STOCKS                57,764,347
               (Cost $62,991,141)               ------------

               MONEY MARKET FUNDS - 0.2%
        93,709 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.01% (d) (e)                        93,709
                                                ------------
               TOTAL MONEY MARKET FUNDS               93,709
               (Cost $93,709)                   ------------


Page 76                 See Notes to Financial Statements

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

DECEMBER 31, 2014

PRINCIPAL
VALUE          DESCRIPTION                           AMOUNT
------------------------------------------------------------
               REPURCHASE AGREEMENTS - 1.9%
$      205,741 JPMorgan Chase & Co., 0.06% (d),
                 dated 12/31/14, due 1/2/15,
                 with a maturity value of
                 $205,741. Collateralized by
                 U.S. Treasury Notes, interest
                 rates of 0.75% to 1.25%, due
                 1/15/17 to 11/30/18. The value
                 of the collateral including
                 accrued interest is
                 $210,518. (e)                  $    205,741
       893,941 RBC Capital Markets LLC,
                 0.06% (d), dated 12/31/14, due
                 1/2/15, with a maturity value
                 of 893,944. Collateralized by
                 U.S. Treasury Notes, interest
                 rates of 0.25% to 1.75%, due
                 12/31/15 to 9/30/19. The value
                 of the collateral including
                 accrued interest is
                 $914,467. (e)                       893,941
                                                ------------
               TOTAL REPURCHASE AGREEMENTS         1,099,682
               (Cost $1,099,682)                ------------
               TOTAL INVESTMENTS - 102.2%         58,957,738
               (Cost $64,184,532) (f)
               NET OTHER ASSETS
                 AND LIABILITIES - (2.2%)         (1,243,021)
                                                ------------
               NET ASSETS - 100.0%              $ 57,714,717
                                                ============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $57,764,347 or 100.09% of net assets.

(b) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,121,959 and the total value of the collateral held by the Fund is $1,193,391.

(c)   Non-income producing security.

(d)   Interest rate shown reflects yield as of December 31, 2014.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $64,400,124. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,038,376 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,480,762.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                               TOTAL         LEVEL 1   SIGNIFICANT  SIGNIFICANT
                             VALUE AT        QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 12/31/2014       PRICES       INPUT        INPUT
--------------------------------------------------------------------------------
Common Stocks*             $57,764,347      $    --   $57,764,347     $    --
Money Market
  Funds                         93,709       93,709            --          --
Repurchase
  Agreements                 1,099,682           --     1,099,682          --
                           -----------------------------------------------------
Total Investments          $58,957,738      $93,709   $58,864,029     $    --
                           =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $21,077,403 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014 exceeding a certain threshold.


                        See Notes to Financial Statements                Page 77

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

DECEMBER 31, 2014

OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(1)                  $  1,121,959
Non-cash Collateral(2)                            (1,121,959)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At December 31, 2014, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
  of Assets and Liabilities(3)                  $  1,099,682
Non-cash Collateral(4)                            (1,099,682)
                                                ------------
Net Amount                                      $         --
                                                ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2014, the value of the collateral from each seller exceeded the value of the repurchase agreements.

COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Germany                                                98.8%
United States                                           2.1
Luxembourg                                              1.3
------------------------------------------------------------
TOTAL INVESTMENTS                                     102.2
NET OTHER ASSETS AND LIABILITIES                       (2.2)
                                                     -------
TOTAL                                                 100.0%
                                                     =======

** Portfolio securities are categorized based on their country of incorporation.


Page 78                 See Notes to Financial Statements

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.8%
               AIRLINES - 5.0%
        59,581 WestJet Airlines Ltd.            $  1,727,223
                                                ------------
               AUTO COMPONENTS - 10.8%
        30,997 Linamar Corp.                       1,892,957
        16,988 Magna International, Inc.           1,840,781
                                                ------------
                                                   3,733,738
                                                ------------
               CONTAINERS & PACKAGING - 5.9%
        18,990 CCL Industries, Inc., Class B       2,057,386
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 2.0%
        11,822 Onex Corp.                            686,445
                                                ------------
               ELECTRIC UTILITIES - 3.5%
        36,057 Fortis, Inc.                        1,209,142
                                                ------------
               ENERGY EQUIPMENT & SERVICES
                 - 3.7%
        51,655 Precision Drilling Corp.              313,896
        26,306 ShawCor Ltd.                          960,040
                                                ------------
                                                   1,273,936
                                                ------------
               FOOD & STAPLES RETAILING - 3.9%
         9,916 George Weston Ltd.                    856,490
         5,916 Metro, Inc.                           475,093
                                                ------------
                                                   1,331,583
                                                ------------
               FOOD PRODUCTS - 4.2%
        48,835 Saputo, Inc.                        1,467,824
                                                ------------
               IT SERVICES - 2.3%
        20,637 CGI Group, Inc., Class A (a)          786,721
                                                ------------
               METALS & MINING - 4.9%
        34,203 First Quantum Minerals Ltd.           486,049
        66,483 Lundin Mining Corp. (a)               327,322
        64,081 Teck Resources Ltd., Class B          875,888
                                                ------------
                                                   1,689,259
                                                ------------
               MULTI-UTILITIES - 0.9%
         7,546 ATCO, Ltd., Class I                   309,556
                                                ------------
               MULTILINE RETAIL - 1.2%
         3,812 Canadian Tire Corp. Ltd., Class A     402,724
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 28.4%
        31,838 Canadian Natural Resources Ltd.       984,353
        32,279 Canadian Oil Sands Ltd.               289,505
        46,312 Encana Corp.                          644,573
        58,052 Enerplus Corp                         559,134
        57,323 Gibson Energy, Inc.                 1,341,550
        33,974 Husky Energy, Inc.                    804,170
         6,940 Imperial Oil Ltd.                     298,973
        14,893 Keyera Corp.                        1,039,228
        90,003 Pacific Rubiales Energy Corp. (b) 556,999 19,660 Paramount Resources Ltd.,
                 Class A (a)                         475,847
        25,501 Pembina Pipeline Corp. (CAD)          929,345
        74,905 Penn West Petroleum Ltd. (b)          156,670
        34,308 Suncor Energy, Inc.                 1,089,659
        41,627 Veresen, Inc.                         657,834
                                                ------------
                                                   9,827,840
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 7.4%
        50,118 Canfor Corp. (a)                 $  1,278,617
        22,641 West Fraser Timber Co., Ltd.        1,295,359
                                                ------------
                                                   2,573,976
                                                ------------
               REAL ESTATE INVESTMENT TRUSTS
                 - 9.7%
        29,900 Boardwalk Real Estate
                 Investment Trust                  1,583,789
        66,619 Dream Office Real Estate
                 Investment Trust                  1,442,131
        14,290 RioCan Real Estate Investment
                 Trust                               325,086
                                                ------------
                                                   3,351,006
                                                ------------
               SOFTWARE - 1.2%
         1,435 Constellation Software, Inc.          426,671
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 1.0%
         6,207 Gildan Activewear, Inc.               351,007
                                                ------------
               THRIFTS & MORTGAGE FINANCE
                 - 3.8%
        41,069 Genworth MI Canada, Inc.            1,307,223
                                                ------------
               TOTAL COMMON STOCKS                34,513,260
                                                ------------
               (Cost $42,904,095)

               MONEY MARKET FUNDS - 0.2%
        44,786 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.01% (c) (d)                        44,786
               (Cost $44,786)                   ------------

  PRINCIPAL
    VALUE      DESCRIPTION                           AMOUNT
------------------------------------------------------------
               REPURCHASE AGREEMENTS - 1.5%
        98,327 JPMorgan Chase & Co., 0.06% (c),
                 dated 12/31/14, due 1/2/15,
                 with a maturity value of
                 $98,328. Collateralized by U.S.
                 Treasury Notes, interest rates
                 of 0.75% to 1.25%, due 1/15/17
                 to 11/30/18. The value of the
                 collateral including accrued
                 interest is $100,611. (d)            98,327
       427,233 RBC Capital Markets LLC,
                 0.06% (c), dated 12/31/14, due
                 1/2/15, with a maturity value
                 of $427,234. Collateralized by
                 U.S. Treasury Notes, interest
                 rates of 0.25% to 1.75%, due
                 12/31/15 to 9/30/19. The value
                 of the collateral including
                 accrued interest is
                 $437,043. (d)                       427,233
                                                ------------
               TOTAL REPURCHASE AGREEMENTS           525,560
               (Cost $525,560)                  ------------


                        See Notes to Financial Statements                Page 79

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

DECEMBER 31, 2014

               DESCRIPTION                            VALUE
------------------------------------------------------------
               TOTAL INVESTMENTS - 101.5%       $ 35,083,606
               (Cost $43,474,441) (e)
               NET OTHER ASSETS
                 AND LIABILITIES - (1.5%)           (505,032)
                                                ------------
               NET ASSETS - 100.0%              $ 34,578,574
                                                ============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $534,864 and the total value of the collateral held by the Fund is $570,346.

(c)   Interest rate shown reflects yield as of December 31, 2014.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $43,614,949. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,680,518 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,211,861.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*             $34,513,260  $34,513,260     $     --      $    --
Money Market
  Funds                         44,786       44,786           --           --
Repurchase
  Agreements                   525,560           --      525,560           --
                           -----------------------------------------------------
Total
  Investments              $35,083,606  $34,558,046     $525,560      $    --
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2014.

OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
of Assets and Liabilities(1)                    $    534,864
Non-cash Collateral(2)                              (534,864)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At December 31, 2014, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
of Assets and Liabilities(3)                    $    525,560
Non-cash Collateral(4)                              (525,560)
                                                ------------
Net Amount                                      $         --
                                                ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2014, the value of the collateral received from the seller exceeded the value of the repurchase agreements.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Canada                                                 99.8%
United States                                           1.7
------------------------------------------------------------
TOTAL INVESTMENTS                                     101.5
NET OTHER ASSETS AND LIABILITIES                       (1.5)
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 80                 See Notes to Financial Statements

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.5%
               AIR FREIGHT & LOGISTICS - 3.7%
        11,121 Toll Holdings Ltd. (a)           $     52,975
                                                ------------
               BANKS - 0.8%
         1,162 Bendigo and Adelaide Bank
                 Ltd. (a)                             12,082
                                                ------------
               BEVERAGES - 3.0%
        11,321 Treasury Wine Estates Ltd. (a)         43,697
                                                ------------
               CAPITAL MARKETS - 3.1%
           951 Macquarie Group Ltd. (a)               44,846
                                                ------------
               CHEMICALS - 6.7%
        24,447 Incitec Pivot Ltd. (a)                 63,237
         2,184 Orica Ltd. (a)                         33,467
                                                ------------
                                                      96,704
                                                ------------
               COMMERCIAL SERVICES & SUPPLIES
                 - 2.8%
         4,629 Brambles Ltd. (a)                      39,875
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 4.5%
         3,593 Leighton Holdings Ltd. (a)             65,423
                                                ------------
               CONSTRUCTION MATERIALS - 0.8%
         1,024 James Hardie Industries PLC (a)        10,931
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 3.5%
         9,529 Challenger Ltd. (a)                    50,337
                                                ------------
               ELECTRIC UTILITIES - 0.8%
        10,701 AusNet Services (a)                    11,561
                                                ------------
               ENERGY EQUIPMENT & SERVICES
                 - 1.4%
         2,443 WorleyParsons Ltd. (a)                 20,012
                                                ------------
               FOOD & STAPLES RETAILING - 0.8%
           333 Wesfarmers Ltd. (a)                    11,275
                                                ------------
               GAS UTILITIES - 2.7%
         6,538 APA Group (a)                          39,524
                                                ------------
               HEALTH CARE PROVIDERS & SERVICES
                 - 2.8%
           623 Ramsay Health Care Ltd. (a)            28,881
           818 Sonic Healthcare Ltd. (a)              12,307
                                                ------------
                                                      41,188
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 0.7%
           938 Crown Resorts Ltd. (a)                  9,647
                                                ------------
               INSURANCE - 4.1%
        13,376 AMP Ltd. (a)                           59,574
                                                ------------
               IT SERVICES - 1.5%
         2,272 Computershare Ltd. (a)                 21,733
                                                ------------
               MEDIA - 0.8%
           332 REA Group Ltd. (a)                     12,173
                                                ------------
               METALS & MINING - 11.9%
        42,012 Alumina Ltd. (a) (b)                   60,695
         1,185 BHP Billiton Ltd. (a)                  28,016
         2,616 BlueScope Steel Ltd. (a) (b)           11,840


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               METALS & MINING (CONTINUED)
        16,298 Fortescue Metals Group Ltd. (a)  $     35,785
         4,043 Newcrest Mining Ltd. (a) (b)           35,574
                                                ------------
                                                     171,910
                                                ------------
               MULTI-UTILITIES - 4.6%
         1,904 AGL Energy Ltd.                        20,767
        23,611 DUET Group (a)                         46,409
                                                ------------
                                                      67,176
                                                ------------
               MULTILINE RETAIL - 1.7%
         9,148 Harvey Norman Holdings Ltd. (a)        24,970
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 7.8%
         1,972 Caltex Australia Ltd. (a)              54,717
         5,865 Oil Search Ltd. (a)                    37,610
           690 Woodside Petroleum Ltd. (a)            21,340
                                                ------------
                                                     113,667
                                                ------------
               PROFESSIONAL SERVICES - 1.7%
         1,789 Seek Ltd. (a)                          24,946
                                                ------------
               REAL ESTATE INVESTMENT TRUSTS
                 - 19.7%
        10,645 Dexus Property Group (a)               60,260
        28,472 Federation Centres (a)                 66,290
         5,615 Goodman Group (a)                      25,935
        14,770 GPT (The) Group (a)                    52,272
        15,887 Mirvac Group (a)                       22,981
         7,932 Westfield Corp. (a)                    58,145
                                                ------------
                                                     285,883
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 5.0%
         5,408 Lend Lease Group (a)                   72,028
                                                ------------
               ROAD & RAIL - 2.6%
         7,555 Asciano Ltd. (a)                       36,999
                                                ------------
               TOTAL COMMON STOCKS                 1,441,136
               (Cost $1,528,401)                ------------

               RIGHTS - 0.1%
               GAS UTILITIES - 0.1%
         1,851 APA Group (a) (b)                       1,285
                                                ------------
               (Cost $0)
               TOTAL INVESTMENTS - 99.6%           1,442,421
               (Cost $1,528,401) (c)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.4%                6,082
                                                ------------
               NET ASSETS - 100.0%              $  1,448,503
                                                ============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $1,421,654 or 98.15% of net assets.

(b)   Non-income producing security.


                        See Notes to Financial Statements                Page 81

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

DECEMBER 31, 2014

(c) Aggregate cost for federal income tax purposes is $1,539,001. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $176,592 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $273,172.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Multi-Utilities           $   67,176    $20,767     $   46,409      $    --
  Other Industry
    Categories*              1,373,960         --      1,373,960           --
                           -----------------------------------------------------
  Total Common
    Stocks                   1,441,136     20,767      1,420,369           --
  Rights*                        1,285         --          1,285           --
                           -----------------------------------------------------
Total Investments           $1,442,421    $20,767     $1,421,654      $    --
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $578,916 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014, exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Australia                                              96.2%
New Guinea                                              2.6
Ireland                                                 0.8
------------------------------------------------------------
TOTAL INVESTMENTS                                      99.6
NET OTHER ASSETS AND LIABILITIES                        0.4
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 82                 See Notes to Financial Statements

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.8%
               AEROSPACE & DEFENSE - 0.9%
        57,307 Cobham PLC (a)                   $    287,684
        35,366 Meggitt PLC (a)                       284,493
                                                ------------
                                                     572,177
                                                ------------
               AIR FREIGHT & LOGISTICS - 1.8%
       179,319 Royal Mail PLC (a)                  1,194,973
                                                ------------
               BEVERAGES - 1.2%
        49,198 Britvic PLC (a)                       514,540
         5,287 SABMiller PLC (a)                     275,617
                                                ------------
                                                     790,157
                                                ------------
               CAPITAL MARKETS - 3.6%
       178,118 3i Group PLC (a)                    1,241,977
       132,806 Investec PLC (a)                    1,112,685
                                                ------------
                                                   2,354,662
                                                ------------
               COMMERCIAL SERVICES & SUPPLIES
                 - 1.7%
        21,693 Aggreko PLC (a)                       505,881
        36,560 Berendsen PLC (a)                     624,891
                                                ------------
                                                   1,130,772
                                                ------------
               CONSUMER FINANCE - 2.3%
        39,180 Provident Financial PLC (a)         1,495,569
                                                ------------
               DISTRIBUTORS - 1.5%
        84,617 Inchcape PLC (a)                      950,677
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 2.1%
        38,717 London Stock Exchange Group
                 PLC (a)                           1,332,214
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 0.8%
       109,963 TalkTalk Telecom Group PLC (a)        517,549
                                                ------------
               ELECTRIC UTILITIES - 1.3%
        34,262 SSE PLC (a)                           865,701
                                                ------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 1.2%
        24,183 Spectris PLC (a)                      789,773
                                                ------------
               ENERGY EQUIPMENT & SERVICES
                 - 1.7%
        29,460 AMEC PLC (a)                          389,071
        22,192 John Wood Group PLC (a)               205,298
        44,630 Petrofac Ltd. (a)                     486,197
                                                ------------
                                                   1,080,566
                                                ------------
               FOOD & STAPLES RETAILING - 1.3%
       226,896 J Sainsbury PLC (a)                   866,444
                                                ------------
               FOOD PRODUCTS - 3.4%
        29,345 Associated British Foods PLC (a)    1,434,650
        78,437 Tate & Lyle PLC (a)                   734,912
                                                ------------
                                                   2,169,562
                                                ------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES - 1.9%
        68,902 Smith & Nephew PLC (a)              1,242,478
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE
                 - 5.9%
        49,685 Compass Group PLC (a)            $    849,260
       123,001 Millennium & Copthorne Hotels
                 PLC (a)                           1,128,054
        16,239 Whitbread PLC (a)                   1,201,786
       109,121 William Hill PLC (a)                  613,161
                                                ------------
                                                   3,792,261
                                                ------------
               HOUSEHOLD DURABLES - 1.9%
        11,431 Bellway PLC (a)                       342,835
        14,800 Berkeley Group Holdings PLC (a)       569,051
       156,984 Taylor Wimpey PLC (a)                 334,912
                                                ------------
                                                   1,246,798
                                                ------------
               INSURANCE - 13.7%
       114,696 Amlin PLC (a)                         850,793
       175,282 Aviva PLC (a)                       1,316,960
       100,354 Catlin Group Ltd. (a)               1,045,374
       198,991 Direct Line Insurance Group
                 PLC (a)                             900,154
       113,521 Friends Life Group Ltd. (a)           644,712
        50,628 Hiscox Ltd. (a)                       567,629
       396,986 Legal & General Group PLC (a)       1,532,822
       181,045 Old Mutual PLC (a)                    533,570
        13,349 Prudential PLC (a)                    308,622
        93,940 St. James's Place PLC (a)           1,184,479
                                                ------------
                                                   8,885,115
                                                ------------
               MACHINERY - 2.2%
       343,896 Melrose Industries PLC (a)          1,423,541
                                                ------------
               METALS & MINING - 2.5%
        23,453 Antofagasta PLC (a)                   273,273
        37,886 BHP Billiton PLC (a)                  811,948
        54,975 Glencore PLC (a)                      253,755
        32,271 Vedanta Resources PLC (a)             286,254
                                                ------------
                                                   1,625,230
                                                ------------
               MULTILINE RETAIL - 1.9%
        84,177 Marks & Spencer Group PLC (a)         623,280
         5,527 Next PLC (a)                          586,176
                                                ------------
                                                   1,209,456
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 2.6%
       104,273 BP PLC (a)                            661,880
       214,393 Premier Oil PLC (a)                   554,517
        14,075 Royal Dutch Shell PLC (a)             486,306
                                                ------------
                                                   1,702,703
                                                ------------
               PAPER & FOREST PRODUCTS - 1.7%
        67,406 Mondi PLC (a)                       1,095,043
                                                ------------
               PHARMACEUTICALS - 6.4%
         4,125 AstraZeneca PLC (a)                   291,352
       113,090 BTG PLC (a) (b)                     1,395,851
        53,328 Hikma Pharmaceuticals PLC (a)       1,636,182
        11,748 Shire PLC (a)                         832,934
                                                ------------
                                                   4,156,319
                                                ------------


                        See Notes to Financial Statements                Page 83

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES - 2.1%
        31,258 Capita PLC (a)                   $    524,124
       367,478 Hays PLC (a)                          826,777
                                                ------------
                                                   1,350,901
                                                ------------
               REAL ESTATE INVESTMENT TRUSTS
                 - 14.0%
       127,378 British Land Co., PLC (a)           1,536,007
        33,400 Derwent London PLC (a)              1,559,236
       138,945 Great Portland Estates PLC (a)      1,585,021
        30,851 Hammerson PLC (a)                     288,917
       172,303 Intu Properties PLC (a)               890,796
        69,094 Land Securities Group PLC (a)       1,242,009
        51,845 Segro PLC (a)                         297,003
       136,401 Shaftesbury PLC (a)                 1,650,593
                                                ------------
                                                   9,049,582
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 2.4%
       274,734 Capital & Counties Properties
                 PLC (a)                           1,552,391
                                                ------------
               SOFTWARE - 1.9%
       116,116 Playtech PLC (a)                    1,239,046
                                                ------------
               SPECIALTY RETAIL - 4.3%
       277,376 Dixon's Carphone PLC (a)            1,992,403
       149,552 Kingfisher PLC (a)                    790,553
                                                ------------
                                                   2,782,956
                                                ------------
               TOBACCO - 0.5%
         6,803 Imperial Tobacco Group PLC (a)        299,464
                                                ------------
               TRADING COMPANIES &
                 DISTRIBUTORS - 3.4%
        20,457 Ashtead Group PLC (a)                 363,314
        55,169 Bunzl PLC (a)                       1,508,166
        10,926 Travis Perkins PLC (a)                314,494
                                                ------------
                                                   2,185,974
                                                ------------
               WATER UTILITIES - 3.3%
        91,190 Pennon Group PLC (a)                1,302,802
        60,868 United Utilities Group PLC (a)        864,564
                                                ------------
                                                   2,167,366
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 2.4%
       458,879 Vodafone Group PLC (a)              1,573,325
                                                ------------
               TOTAL INVESTMENTS - 99.8%          64,690,745
               (Cost $68,808,846) (c)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.2%              138,969
                                                ------------
               NET ASSETS - 100.0%              $ 64,829,714
                                                ============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $64,690,745 or 99.79% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $69,004,017. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,019,540 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,332,812.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                               TOTAL      LEVEL 1     SIGNIFICANT   SIGNIFICANT
                             VALUE AT     QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS                 12/31/2014    PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*             $64,690,745    $    --     $64,690,745     $    --
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $11,985,584 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014 exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
United Kingdom                                         92.0%
Bermuda                                                 2.5
Jersey                                                  2.4
Isle Of Man (U.K.)                                      1.9
Guernsey                                                1.0
------------------------------------------------------------
TOTAL INVESTMENTS                                      99.8
NET OTHER ASSETS AND LIABILITIES                        0.2
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 84                 See Notes to Financial Statements

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.0%
               AUTO COMPONENTS - 1.6%
       188,625 Cheng Shin Rubber Industry Co.,
                 Ltd. (a)                       $    442,727
                                                ------------
               BANKS - 5.0%
     1,467,509 China Development Financial
                 Holding Corp. (a)                   466,229
     1,158,018 SinoPac Financial Holdings Co.,
                 Ltd. (a)                            474,536
     1,035,453 Taishin Financial Holding Co.,
                 Ltd. (a)                            425,070
                                                ------------
                                                   1,365,835
                                                ------------
               CHEMICALS - 1.5%
        95,310 Formosa Chemicals & Fibre
                 Corp. (a)                           200,907
       100,215 Nan Ya Plastics Corp. (a)             206,649
                                                ------------
                                                     407,556
                                                ------------
               CONSTRUCTION MATERIALS - 3.2%
       359,392 Asia Cement Corp. (a)                 442,569
       318,826 Taiwan Cement Corp. (a)               435,855
                                                ------------
                                                     878,424
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 1.6%
       149,802 Chunghwa Telecom Co., Ltd. (a)        444,019
                                                ------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 19.5%
     2,848,011 AU Optronics Corp. (a)              1,445,557
        99,386 Delta Electronics, Inc. (a)           587,295
       322,805 Hon Hai Precision Industry Co.,
                 Ltd. (a)                            891,431
     2,603,812 Innolux Corp. (a)                   1,258,454
        15,137 Largan Precision Co., Ltd. (a)      1,133,099
                                                ------------
                                                   5,315,836
                                                ------------
               FOOD & STAPLES RETAILING - 0.9%
        30,149 President Chain Store Corp. (a)       232,866
                                                ------------
               INDUSTRIAL CONGLOMERATES - 4.1%
     1,143,014 Far Eastern New Century Corp. (a)   1,130,518
                                                ------------
               INSURANCE - 2.6%
     2,474,348 Shin Kong Financial Holding Co.,
                 Ltd. (a)                            700,873
                                                ------------
               LEISURE PRODUCTS - 1.0%
        30,991 Giant Manufacturing Co., Ltd. (a)     273,870
                                                ------------
               MACHINERY - 1.8%
        60,420 Hiwin Technologies Corp. (a)          500,041
                                                ------------
               METALS & MINING - 2.7%
       878,435 China Steel Corp. (a)                 728,667
                                                ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 23.8%
       927,345 Advanced Semiconductor
                 Engineering, Inc. (a)             1,101,340
       663,487 Inotera Memories, Inc. (a) (b)      1,041,010
        28,536 MediaTek, Inc. (a)                    414,840
       468,281 Nanya Technology Corp. (a) (b)      1,185,695


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT (CONTINUED)
       587,602 Siliconware Precision Industries
                 Co. (a)                        $    885,415
       170,881 Taiwan Semiconductor
                 Manufacturing Co., Ltd. (a)         752,811
     2,409,856 United Microelectronics Corp. (a)   1,118,588
                                                ------------
                                                   6,499,699
                                                ------------
               TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS - 24.6%
       124,265 Advantech Co., Ltd. (a)               912,276
        64,915 ASUSTeK Computer, Inc. (a)            708,288
       103,489 Catcher Technology Co., Ltd. (a)      799,187
     1,181,224 Compal Electronics, Inc. (a)          824,816
       417,996 Foxconn Technology Co., Ltd. (a)    1,123,102
       755,819 Inventec Corp. (a)                    505,492
       435,799 LiteOn Technology Corp. (a)           497,848
       505,647 Pegatron Corp. (a)                  1,155,777
        82,821 Quanta Computer, Inc. (a)             206,320
                                                ------------
                                                   6,733,106
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 4.3%
        20,701 Eclat Textile Co., Ltd. (a)           208,053
       801,721 Pou Chen Corp. (a)                    966,765
                                                ------------
                                                   1,174,818
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 1.8%
       105,963 Far EasTone Telecommunications
                 Co., Ltd. (a)                       244,112
        77,982 Taiwan Mobile Co., Ltd. (a)           257,492
                                                ------------
                                                     501,604
                                                ------------
               TOTAL INVESTMENTS - 100.0%         27,330,459
               (Cost $28,052,691) (c)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.0%               (3,707)
                                                ------------
               NET ASSETS - 100.0%              $ 27,326,752
                                                ============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $27,330,459 or 100.0% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $28,377,733. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,591,413 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,638,687.

                        See Notes to Financial Statements                Page 85

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

DECEMBER 31, 2014

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                               TOTAL      LEVEL 1     SIGNIFICANT   SIGNIFICANT
                             VALUE AT     QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS                 12/31/2014    PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*             $27,330,459    $    --     $27,330,459     $    --
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stock valued at $1,764,578 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014, exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Taiwan                                                100.0%
------------------------------------------------------------
TOTAL INVESTMENTS                                     100.0
NET OTHER ASSETS AND LIABILITIES                        0.0
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 86                 See Notes to Financial Statements

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.3%
               AIRLINES - 1.0%
       187,515 Cathay Pacific Airways Ltd. (a)  $    409,326
                                                ------------
               CAPITAL MARKETS - 3.3%
       114,479 Guoco Group Ltd. (a)                1,343,277
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 3.1%
        56,375 Hong Kong Exchanges and
                 Clearing Ltd. (a)                 1,244,576
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 8.8%
     1,189,054 HKT Trust and HKT Ltd.              1,545,610
     2,937,113 PCCW Ltd. (a)                       2,007,400
                                                ------------
                                                   3,553,010
                                                ------------
               ELECTRIC UTILITIES - 0.9%
        50,756 Cheung Kong Infrastructure
                 Holdings Ltd. (a)                   374,223
                                                ------------
               ELECTRICAL EQUIPMENT - 0.9%
        97,875 Johnson Electric Holdings Ltd. (a)    358,126
                                                ------------
               FOOD & STAPLES RETAILING - 1.5%
        64,800 Dairy Farm International
                 Holdings Ltd.                       583,200
                                                ------------
               GAS UTILITIES - 1.4%
        97,000 ENN Energy Holdings Ltd. (a)          548,759
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 1.5%
       447,337 Shangri-La Asia Ltd. (a)              611,832
                                                ------------
               HOUSEHOLD DURABLES - 4.4%
       546,240 Techtronic Industries Co. (a)       1,752,384
                                                ------------
               INDUSTRIAL CONGLOMERATES - 6.5%
        76,939 Hutchison Whampoa Ltd. (a)            880,519
         6,000 Jardine Matheson Holdings
                 Ltd. (a)                            364,586
       754,653 NWS Holdings Ltd. (a)               1,380,342
                                                ------------
                                                   2,625,447
                                                ------------
               MEDIA - 0.8%
        53,914 Television Broadcasts Ltd.            313,557
                                                ------------
               METALS & MINING - 3.4%
     1,053,822 Fosun International Ltd. (a)        1,379,046
                                                ------------
               MULTILINE RETAIL - 0.9%
       179,313 Lifestyle International Holdings
                 Ltd.                                375,985
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 3.4%
     5,385,341 Brightoil Petroleum Holdings
                 Ltd. (a) (b)                      1,349,245
                                                ------------
               REAL ESTATE INVESTMENT TRUSTS
                 - 4.1%
       260,207 Link REIT                           1,627,416
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 41.5%
        39,746 Cheung Kong Holdings Ltd. (a)    $    666,641
       537,398 Chinese Estates Holdings Ltd.       1,656,272
        64,264 Hang Lung Group Ltd. (a)              291,412
       179,329 Henderson Land Development
                 Co., Ltd. (a)                     1,244,090
       374,299 Hysan Development Co., Ltd. (a)     1,661,141
       500,933 Kerry Properties Ltd. (a)           1,803,900
     2,344,234 New World China Land Ltd. (a)       1,386,087
       923,413 New World Development Co.,
                 Ltd. (a)                          1,060,087
       638,382 Sino Land Co., Ltd. (a)             1,018,250
        76,435 Sun Hung Kai Properties Ltd. (a)    1,158,025
        57,107 Swire Pacific Ltd., Class A (a)       741,276
       239,622 Swire Properties Ltd. (a)             706,606
       243,645 Wharf Holdings Ltd. (a)             1,749,149
       336,038 Wheelock & Co., Ltd. (a)            1,560,204
                                                ------------
                                                  16,703,140
                                                ------------
               ROAD & RAIL - 0.9%
        90,828 MTR Corp., Ltd. (a)                   371,602
                                                ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 2.3%
        96,109 ASM Pacific Technology Ltd. (a)       915,096
                                                ------------
               SPECIALTY RETAIL - 2.3%
       687,639 Chow Tai Fook Jewellery Group
                 Ltd. (a)                            920,951
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 3.0%
       473,018 Li & Fung Ltd.                        442,845
       209,076 Yue Yuen Industrial Holdings
                 Ltd. (a)                            750,452
                                                ------------
                                                   1,193,297
                                                ------------
               TRADING COMPANIES &
                 DISTRIBUTORS - 3.4%
     1,593,000 Noble Group Ltd. (a)                1,359,048
                                                ------------
               TOTAL INVESTMENTS - 99.3%          39,912,543
               (Cost $40,924,610) (c)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.7%              291,450
                                                ------------
               NET ASSETS - 100.0%              $ 40,203,993
                                                ============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $33,367,658 or 83.00% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $40,955,728. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $567,706 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,610,891.


                        See Notes to Financial Statements                Page 87

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

DECEMBER 31, 2014

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                              TOTAL        LEVEL 1    SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE    UNOBSERVABLE
INVESTMENTS                12/31/2014      PRICES        INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Diversified Tele-
    communication
    Services               $ 3,553,010   $1,545,610   $ 2,007,400     $    --
  Food & Staples
    Retailing                  583,200      583,200            --          --
  Media                        313,557      313,557            --          --
  Multiline Retail             375,985      375,985            --          --
  Real Estate
    Investment
    Trusts                   1,627,416    1,627,416            --          --
  Real Estate
    Management &
    Development             16,703,140    1,656,272    15,046,868          --
  Textiles, Apparel
    & Luxury
    Goods                    1,193,297      442,845       750,452          --
  Other Industry
    Categories*             15,562,938           --    15,562,938          --
                           -----------------------------------------------------
Total Investments          $39,912,543   $6,544,885   $33,367,658     $    --
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $1,738,834 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014, exceeding a certain threshold. In addition, as of December 31, 2014, the Fund transferred a common stock valued at $240,391 from Level 2 to Level 1 of the fair value hierarchy. The common stock that transferred from Level 2 to Level 1 did so as a result of it now being priced on the primary exchange.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Hong Kong                                              58.2%
Bermuda                                                30.8
Cayman Islands                                         10.3
------------------------------------------------------------
TOTAL INVESTMENTS                                      99.3
NET OTHER ASSETS AND LIABILITIES                        0.7
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 88                 See Notes to Financial Statements

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.1%
               AIR FREIGHT & LOGISTICS - 0.9%
         3,447 Panalpina Welttransport Holding
                 AG (a)                         $    462,064
                                                ------------
               BEVERAGES - 0.8%
        23,697 Coca-Cola HBC AG (a)                  451,179
                                                ------------
               BIOTECHNOLOGY - 4.6%
        21,456 Actelion Ltd. (a)                   2,470,038
                                                ------------
               BUILDING PRODUCTS - 2.0%
         3,078 Geberit AG (a)                      1,041,296
                                                ------------
               CAPITAL MARKETS - 4.8%
       142,522 GAM Holding AG (a)                  2,562,259
                                                ------------
               CHEMICALS - 12.6%
       111,014 Clariant AG (a)                     1,860,245
         4,075 EMS-Chemie Holding AG (a)           1,649,655
           648 Givaudan S.A. (a)                   1,162,419
           531 Sika AG (a)                         1,566,419
         1,467 Syngenta AG (a)                       471,872
                                                ------------
                                                   6,710,610
                                                ------------
               CONSTRUCTION MATERIALS - 2.5%
        18,545 Holcim Ltd. (a)                     1,325,674
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 4.4%
        30,229 Pargesa Holding S.A. (a)            2,332,648
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 1.8%
         1,863 Swisscom AG (a)                       977,586
                                                ------------
               ELECTRIC UTILITIES - 1.6%
         9,466 Alpiq Holding AG                      856,910
                                                ------------
               ELECTRICAL EQUIPMENT - 0.9%
        23,617 ABB Ltd. (a)                          499,692
                                                ------------
               FOOD PRODUCTS - 10.8%
        28,638 Aryzta AG (a)                       2,200,817
         1,994 Barry Callebaut AG (a)              2,044,302
            26 Chocoladefabriken Lindt &
                 Sprungli AG (a)                   1,500,249
                                                ------------
                                                   5,745,368
                                                ------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES - 5.1%
        10,666 Sonova Holding AG (a)               1,566,948
         4,677 Straumann Holding AG (a)            1,175,051
                                                ------------
                                                   2,741,999
                                                ------------
               INSURANCE - 17.3%
         4,603 Baloise Holding AG (a)                588,317
         4,731 Helvetia Holding AG (a)             2,247,932
         9,148 Swiss Life Holding AG (a)           2,162,145
        30,486 Swiss Re AG (a)                     2,553,865
         5,412 Zurich Insurance Group AG (a)       1,691,263
                                                ------------
                                                   9,243,522
                                                ------------
               LIFE SCIENCES TOOLS & SERVICES
                 - 2.1%
         9,998 Lonza Group AG (a)                  1,125,691
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               MACHINERY - 8.0%
         6,329 Bucher Industries AG (a)         $  1,578,337
         1,536 Georg Fischer AG (a)                  969,109
        37,508 OC Oerlikon Corp., AG (a)             468,217
        11,612 Sulzer AG (a)                       1,242,150
                                                ------------
                                                   4,257,813
                                                ------------
               PHARMACEUTICALS - 1.0%
         6,024 Novartis AG (a)                       558,687
                                                ------------
               PROFESSIONAL SERVICES - 0.9%
         6,595 Adecco S.A. (a)                       453,336
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 4.6%
        11,542 PSP Swiss Property AG (a)             993,340
        19,671 Swiss Prime Site AG (a)             1,442,750
                                                ------------
                                                   2,436,090
                                                ------------
               SOFTWARE - 3.7%
        55,763 Temenos Group AG (a)                1,985,656
                                                ------------
               SPECIALTY RETAIL - 3.4%
        11,950 Dufry AG (a) (b)                    1,786,096
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 3.0%
         3,582 Swatch Group AG (a)                 1,591,327
                                                ------------
               TRANSPORTATION INFRASTRUCTURE
                 - 3.3%
         2,636 Flughafen Zuerich AG (a)            1,762,855
                                                ------------
               TOTAL INVESTMENTS - 100.1%         53,378,396
               (Cost $59,003,963) (c)
               NET OTHER ASSETS
                 AND LIABILITIES - (0.1%)            (46,139)
                                                ------------
               NET ASSETS - 100.0%              $ 53,332,257
                                                ============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $52,521,486 or 98.48% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $59,023,709. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,107,727 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,753,040.


                        See Notes to Financial Statements                Page 89

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

DECEMBER 31, 2014

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Electric Utilities           856,910     856,910             --          --
   Other Industry
      Categories*           52,521,486          --     52,521,486          --
                           -----------------------------------------------------
Total Investments          $53,378,396    $856,910    $52,521,486     $    --
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $15,955,075 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014 exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Switzerland                                           100.1%
------------------------------------------------------------
TOTAL INVESTMENTS                                     100.1
NET OTHER ASSETS AND LIABILITIES                       (0.1)
                                                     -------
TOTAL                                                 100.0%
                                                     =======

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 90                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.8%
               AUSTRALIA - 6.2%
         2,239 Altium Ltd. (b)                  $      5,961
         2,159 Ardent Leisure Group (b)                5,111
        73,338 Arrium Ltd. (b)                        12,690
        31,867 Atlas Iron Ltd. (b)                     4,225
        20,902 Austal Ltd. (b) (c)                    25,542
         7,293 AWE Ltd. (b) (c)                        7,595
        24,090 Beach Energy Ltd. (b)                  20,427
         9,560 Billabong International
                 Ltd. (b) (c)                          5,202
         2,800 BWP Trust (b)                           6,353
         1,225 Cabcharge Australia Ltd. (b)            4,534
           511 Domino's Pizza Enterprises
                 Ltd. (b)                             10,405
         4,552 Downer EDI Ltd. (b)                    17,395
        15,563 Drillsearch Energy Ltd. (b) (c)        10,233
        48,872 Evolution Mining Ltd. (b)              25,341
        35,062 Fairfax Media Ltd. (b)                 24,873
           683 Greencross Ltd. (b)                     4,417
         2,639 M2 Group Ltd. (b)                      17,424
         3,123 Mineral Resources Ltd. (b)             19,112
         6,935 MMA Offshore Ltd. (b)                   6,952
        62,324 Mount Gibson Iron Ltd. (b)             12,227
         3,415 Myer Holdings Ltd. (b)                  3,870
         1,357 Nufarm Ltd. (b)                         5,218
         1,532 Primary Health Care Ltd. (b)            5,862
         1,145 Sandfire Resources NL (b)               4,199
         2,969 Seven Group Holdings Ltd. (b)          14,022
         4,156 Seven West Media Ltd. (b)               4,555
         3,984 Shopping Centres Australasia
                 Property Group (b)                    5,999
        16,943 Sigma Pharmaceuticals Ltd. (b)         10,171
           609 Sirtex Medical Ltd. (b)                14,028
         2,975 SKILLED Group Ltd. (b)                  3,597
         2,180 Slater & Gordon Ltd. (b)               11,306
         5,577 STW Communications Group
                 Ltd. (b)                              4,413
         2,104 Technology One Ltd. (b)                 5,456
        10,708 TFS Corp., Ltd. (b)                    13,566
         2,732 Thorn Group Ltd. (b)                    6,910
        22,873 Transfield Services Ltd. (b) (c)       30,286
         1,204 Vocus Communications Ltd. (b)           6,264
                                                ------------
                                                     395,741
                                                ------------
               BELGIUM - 0.3%
           163 Barco N.V. (b)                         11,453
           128 Melexis N.V. (b)                        5,792
                                                ------------
                                                      17,245
                                                ------------
               BERMUDA - 3.7%
       203,999 Beijing Properties Holdings
                 Ltd. (b) (c)                         17,050
           925 BW LPG Ltd. (b)                         6,442
        18,995 BW Offshore Ltd. (b)                   19,052
           948 China Yuchai International Ltd.        18,012
       713,331 CSI Properties Ltd. (b)                28,259
       106,666 Emperor Entertainment Hotel
                 Ltd. (b)                             25,682
           457 Fly Leasing Ltd., ADR                   6,010


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               BERMUDA (CONTINUED)
       231,999 G-Resources Group Ltd. (b) (c) $ 5,432 256,000 GCL New Energy Holdings
                 Ltd. (b) (c)                         25,947
        26,667 Global Brands Group Holding
                 Ltd. (b) (c)                          5,207
         9,813 Golden Ocean Group Ltd. (b)             6,143
        16,000 KuangChi Science Ltd. (b) (c)          10,811
         4,000 Luk Fook Holdings International
                 Ltd. (b)                             15,001
        20,000 PAX Global Technology
                 Ltd. (b) (c)                         20,486
           303 Stolt-Nielsen Ltd. (b)                  5,054
         4,678 Vostok Nafta Investment
                 Ltd. (b) (c)                         22,587
                                                ------------
                                                     237,175
                                                ------------
               CANADA - 5.8%
         1,153 AGT Food & Ingredients, Inc.           27,331
           740 Algonquin Power & Utilities
                 Corp.                                 6,140
         2,853 Bellatrix Exploration Ltd. (c)         10,388
           617 Birchcliff Energy Ltd. (c)              4,153
           491 Canadian Solar, Inc. (c)               11,877
         1,577 Capstone Infrastructure Corp.           4,344
         5,293 Centerra Gold, Inc.                    27,517
            38 E-L Financial Corp., Ltd.              22,704
           445 Ensign Energy Services, Inc.            3,907
           796 Extendicare, Inc.                       4,467
           403 Intertape Polymer Group, Inc.           6,455
        22,963 Lake Shore Gold Corp. (c)              15,417
         1,068 Legacy Oil + Gas, Inc. (c)              1,986
         2,915 Long Run Exploration Ltd.               3,764
        13,088 Mandalay Resources Corp.               10,251
         1,737 Maple Leaf Foods, Inc.                 29,109
         1,004 Martinrea International, Inc.           8,962
         2,295 Milestone Apartments Real
                 Estate Investment Trust              24,139
         1,000 New Flyer Industries, Inc.             11,603
        14,379 OceanaGold Corp. (c)                   25,001
           307 Parkland Fuel Corp.                     5,745
         7,353 Rio Alto Mining Ltd. (c)               17,848
           924 Savanna Energy Services Corp.           2,688
           219 Sierra Wireless, Inc. (c)              10,405
         4,805 TransGlobe Energy Corp.                19,935
         1,465 Western Energy Services Corp.           7,578
         5,843 Western Forest Products, Inc.          13,579
         2,192 Yellow Pages Ltd./Canada (c)           36,942
                                                ------------
                                                     374,235
                                                ------------
               CAYMAN ISLANDS - 2.0%
        98,333 Century Sunshine Group
                 Holdings Ltd. (b)                     9,257
       120,000 China LNG Group Ltd. (b)               22,653
        45,333 China Merchants Land Ltd. (b)           6,644
       253,999 First China Financial Network
                 Holdings Ltd. (b) (c)                16,304
        86,666 Superb Summit International
                 Group Ltd. (b) (c)                   16,317


                        See Notes to Financial Statements                Page 91

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               CAYMAN ISLANDS (CONTINUED)
        76,000 TCC International Holdings
                 Ltd. (b)                       $     29,276
        34,500 Texhong Textile Group Ltd. (b)         26,300
                                                ------------
                                                     126,751
                                                ------------
               CYPRUS - 0.1%
         2,001 Prosafe SE (b)                          6,149
                                                ------------
               DENMARK - 1.4%
         3,063 Alm Brand A/S (b) (c)                  16,180
           324 Ambu A/S (b)                            7,824
           225 Auriga Industries, Class B (b) (c)     11,196
           149 Dfds A/S (b)                           14,221
            35 Royal Unibrew (b) (c)                   6,136
           727 Schouw & Co. (b)                       34,154
                                                ------------
                                                      89,711
                                                ------------
               FAROE ISLANDS - 0.3%
           827 Bakkafrost P/F (b)                     18,581
                                                ------------
               FINLAND - 0.3%
           827 Cramo OYJ (b)                          12,027
         1,593 Elektrobit Oyj (b)                      6,447
                                                ------------
                                                      18,474
                                                ------------
               FRANCE - 1.2%
         1,419 Belvedere S.A. (b) (c)                 18,544
           207 Club Mediterranee S.A. (b) (c)          6,276
           252 DBV Technologies S.A. (b) (c)          13,257
           113 Guerbet                                 4,663
         5,987 MPI (b)                                21,980
           569 Nanobiotix (b) (c)                     11,325
                                                ------------
                                                      76,045
                                                ------------
               GERMANY - 2.2%
         2,077 Borussia Dortmund GmbH &
                 Co., KGaA (b)                         9,608
         1,094 Deutsche Beteiligungs AG (b)           33,473
         1,104 Deutz AG (b)                            5,285
         2,065 GFT Technologies AG (b)                30,630
           693 Homag Group AG (b)                     25,058
           520 Jenoptik AG (b)                         6,490
            96 KUKA AG (b)                             6,790
           531 Stroeer Media SE (b)                   15,751
           305 Wacker Neuson SE (b)                    6,197
                                                ------------
                                                     139,282
                                                ------------
               GUERNSEY - 1.2%
         7,768 Assura Group Ltd.                       6,175
        11,687 F&C Commercial Property Trust
                 Ltd.                                 24,846
        16,932 Picton Property Income Ltd.            17,154
        22,663 UK Commercial Property Trust
                 Ltd.                                 31,154
                                                ------------
                                                      79,329
                                                ------------
               HONG KONG - 1.7%
         5,333 Chong Hing Bank Ltd. (b)               11,743
         1,067 Dah Sing Financial Holdings
                 Ltd. (b)                              6,184
     1,233,996 Lai Sun Development (b)                27,907


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               HONG KONG (CONTINUED)
        47,997 Shun Tak Holdings Ltd. (b)       $     22,127
         8,000 Sun Hung Kai & Co., Ltd. (b)            6,074
        74,000 Sunlight Real Estate Investment
                 Trust (b)                            33,369
                                                ------------
                                                     107,404
                                                ------------
               IRELAND - 0.1%
         3,264 Aer Lingus Group PLC (b)                8,780
                                                ------------
               ISLE OF MAN (U.K.) - 0.4%
           801 Eros International PLC (c)             16,949
         4,425 Lamprell PLC (b) (c)                    8,276
                                                ------------
                                                      25,225
                                                ------------
               ISRAEL - 0.3%
         3,403 Israel Discount Bank Ltd.,
                 Class A (b) (c)                       5,433
        15,971 Oil Refineries Ltd. (b) (c)             4,214
         2,176 Reit 1 Ltd. (b)                         5,360
           576 Tower Semiconductor Ltd. (b) (c)        7,475
                                                ------------
                                                      22,482
                                                ------------
               ITALY - 1.2%
         5,399 Anima Holding S.p.A. (b) (c)           27,161
           872 ASTM S.p.A. (b)                        10,076
           835 Cairo Communication S.p.A. (b)          4,896
           977 Cementir Holding S.p.A. (b)             5,905
           949 Cerved Information Solutions
                 S.p.A. (b) (c)                        5,011
         5,151 CIR-Compagnie Industriali
                 Riunite S.p.A. (b) (c)                5,373
            36 Cosmo Pharmaceuticals S.p.A. (b)        5,288
           951 ERG S.p.A. (b)                         10,651
         4,361 Falck Renewables S.p.A. (b)             4,857
                                                ------------
                                                      79,218
                                                ------------
               JAPAN - 35.6%
         3,000 Aisan Industry Co., Ltd. (b)           25,665
         1,800 Alpine Electronics, Inc. (b)           29,551
           600 AOI Electronics Co., Ltd. (b)          28,630
         1,000 Arcland Sakamoto Co., Ltd. (b)         19,439
         1,100 Belc Co., Ltd. (b)                     33,396
         3,200 Bic Camera, Inc. (b)                   36,701
         3,000 Bunka Shutter Co., Ltd. (b)            24,210
         4,000 Calsonic Kansei Corp. (b)              22,171
         1,500 Chudenko Corp. (b)                     23,181
         7,000 Clarion Co., Ltd. (b) (c)              21,691
         2,500 Create Restaurants Holdings,
                 Inc. (b)                             34,562
         3,000 Dainichiseika Color & Chemicals
                 Manufacturing Co., Ltd. (b)          15,973
         9,000 Daiwabo Holdings Co., Ltd. (b)         15,652
         1,900 Dena Co., Ltd. (b)                     22,696
           500 Dip Corp. (b)                          17,497
         1,200 Eagle Industry Co., Ltd. (b)           21,892
           700 Exedy Corp. (b)                        16,852
         1,900 FCC Co., Ltd. (b)                      32,690
         1,600 Fields Corp. (b)                       19,841
        11,600 Fudo Tetra Corp. (b)                   23,664
         4,000 Fujikura Ltd. (b)                      16,449


Page 92                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               JAPAN (CONTINUED)
         2,000 Fujitsu General Ltd. (b)         $     19,269
         3,000 Fukuda Corp. (b)                       25,321
         1,200 Fukushima Industries Corp. (b)         19,198
         3,000 Furukawa Battery Co., Ltd. (b)         25,372
         5,100 Futaba Industrial Co., Ltd. (b)        23,923
         2,500 G-Tekt Corp. (b)                       23,727
         1,600 Gecoss Corp. (b)                       23,777
         1,300 Giken Ltd. (b)                         23,139
         1,900 Happinet Corp. (b)                     23,650
         4,600 Hazama Ando Corp. (b)                  29,571
           800 HI-LEX Corp. (b)                       22,070
         1,400 Imasen Electric Industrial (b)         19,560
           300 Iriso Electronics Co., Ltd. (b)        15,922
         1,100 Jamco Corp. (b)                        28,403
         1,000 Japan Aviation Electronics
                 Industry Ltd. (b)                    21,847
           800 Japan Petroleum Exploration Co.,
                 Ltd. (b)                             25,134
         8,000 Juki Corp. (b)                         28,299
         3,100 Kasai Kogyo Co., Ltd. (b)              27,315
         2,600 Kasumi Co., Ltd. (b)                   21,893
         3,000 Kato Works Co., Ltd. (b)               24,225
         2,300 Keihin Corp. (b)                       34,138
         1,500 Kito Corp. (b)                         14,814
         1,300 Kiyo Bank Ltd.                         16,660
         2,400 Komori Corp. (b)                       27,286
           900 Kura Corp. (b)                         25,335
           700 Kusuri No Aoki Co., Ltd. (b)           38,042
         2,000 Kyudenko Corp. (b)                     22,125
           600 Macnica, Inc. (b)                      16,751
         5,000 Marudai Food Co., Ltd. (b)             17,171
         1,500 Mirait Holdings Corp. (b)              17,019
         3,900 Mitsubishi Nichiyu Forklift Co.,
                 Ltd. (b)                             24,527
         8,000 Mitsui Engineering &
                 Shipbuilding Co., Ltd. (b)           14,059
         7,000 Mitsui Sugar Co., Ltd. (b)             22,999
         8,000 Morinaga & Co., Ltd. (b)               20,977
        38,000 Nakayama Steel Works
                 Ltd. (b) (c)                         25,366
         2,800 Namura Shipbuilding Co., Ltd. (b)      30,158
         2,400 Nichiha Corp. (b)                      23,747
         1,000 Nippon Gas Co., Ltd. (b)               22,552
           900 Nippon Kanzai Co., Ltd. (b)            19,990
         1,000 Nippon Seiki Co., Ltd. (b)             22,640
         5,000 Nippon Steel & Sumikin Bussan
                 Corp. (b)                            17,178
         2,000 Nippon Synthetic Chemical
                 Industry (The) Co., Ltd. (b)         11,844
         7,000 Nishimatsu Construction Co.,
                 Ltd. (b)                             28,641
         7,000 NS United Kaiun Kaisha Ltd. (b)        19,813
         4,000 NTN Corp. (b)                          17,665
         2,400 Pacific Industrial Co., Ltd. (b)       18,609
           300 Pilot Corp. (b)                        17,141
           500 Piolax, Inc. (b)                       21,318
        10,700 Pioneer Corp. (b) (c)                  20,344
         4,000 Press Kogyo Co., Ltd. (b)              14,158


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               JAPAN (CONTINUED)
         2,600 Raito Kogyo Co., Ltd. (b)        $     22,592
           300 Relo Holdings, Inc. (b)                21,448
         6,000 Riken Corp. (b)                        22,602
         1,400 Riso Kagaku Corp. (b)                  22,537
         1,800 S Foods, Inc. (b)                      35,605
         1,200 Sac's Bar Holdings, Inc. (b)           15,412
         2,800 Samantha Thavasa Japan Ltd. (b)        27,629
         5,000 Sanden Corp. (b)                       26,727
         2,000 Sanken Electric Co., Ltd. (b)          15,904
         2,400 Sanki Engineering Co., Ltd. (b)        16,087
         1,200 Sankyo Tateyama, Inc. (b)              21,958
         6,000 Sankyu, Inc. (b)                       24,354
         3,000 Sanyo Denki Co., Ltd. (b)              20,074
         4,500 Shin-Etsu Polymer Co., Ltd. (b)        18,621
         4,000 Sumitomo Seika Chemicals Co.,
                 Ltd. (b)                             26,639
         3,100 Tabuchi Electric Co., Ltd. (b)         25,083
         1,000 Tadano Ltd. (b)                        12,353
           600 Takeuchi Manufacturing Co.,
                 Ltd. (b)                             24,718
         7,000 Tamura Corp. (b)                       25,043
           800 Teikoku Sen-I Co., Ltd. (b)            17,814
         6,000 Tekken Corp. (b)                       22,906
           900 Tocalo Co., Ltd. (b)                   15,442
         1,700 Topre Corp. (b)                        24,350
         3,900 Toyo Construction Co., Ltd. (b)        16,723
           900 Toyoda Gosei Co., Ltd. (b)             18,103
           700 TPR Co., Ltd. (b)                      17,682
           700 TS Tech Co., Ltd. (b)                  16,372
           400 WirelessGate, Inc. (b)                  9,812
         2,300 Yamazen Corp. (b)                      16,343
           400 Yaoko Co., Ltd. (b)                    23,081
         1,100 Yellow Hat Ltd. (b)                    22,494
         1,400 Yorozu Corp. (b)                       23,226
                                                ------------
                                                   2,286,819
                                                ------------
               JERSEY - 0.2%
        17,721 Centamin PLC (b)                       16,271
                                                ------------
               LUXEMBOURG - 0.6%
           375 APERAM S.A. (b) (c)                    11,004
         1,746 Grand City Properties S.A. (b) (c)     25,745
                                                ------------
                                                      36,749
                                                ------------
               NETHERLANDS - 0.1%
           331 BE Semiconductor Industries
                 N.V. (b)                              7,365
         1,590 SNS REAAL N.V. (b) (c)                      0
                                                ------------
                                                       7,365
                                                ------------
               NEW ZEALAND - 1.2%
         7,745 Air New Zealand Ltd. (b)               14,876
         7,476 Argosy Property Ltd.                    6,298
        12,452 Chorus Ltd. (b) (c)                    25,858
         7,088 Goodman Property Trust (b)              6,292
         2,655 Infratil Ltd.                           6,213
         1,007 Mainfreight Ltd. (b)                   12,466
         6,924 Precinct Properties New Zealand
                 Ltd. (b)                              6,411
                                                ------------
                                                      78,414
                                                ------------


                        See Notes to Financial Statements                Page 93

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               NORWAY - 2.3%
         7,385 Aker Solutions ASA (b)           $     21,283
           881 Austevoll Seafood ASA (b)               5,461
         1,019 Borregaard ASA (b)                      7,537
           956 Fred Olsen Energy ASA (b)               8,748
        11,244 Kongsberg Automotive
                 ASA (b) (c)                           8,626
        10,645 Kvaerner ASA (b)                       12,605
           304 Leroey Seafood Group ASA (b)           11,096
         3,752 Petroleum Geo-Services ASA (b)         21,122
         2,864 Protector Forsikring ASA (b)           14,811
         1,411 REC Solar ASA (b) (c)                  19,105
           663 Salmar ASA (b)                         11,287
           635 SpareBank 1 SMN (b)                     4,962
                                                ------------
                                                     146,643
                                                ------------
               PORTUGAL - 0.2%
         8,348 Portugal Telecom SGPS S.A. (b)          8,706
           477 Semapa-Sociedade de
                 Investimento e Gestao (b)             5,767
                                                ------------
                                                      14,473
                                                ------------
               SINGAPORE - 4.7%
        12,000 Ascott Residence Trust (b)             11,494
         5,300 CapitaRetail China Trust (b)            6,446
        25,000 Chip Eng Seng Corp., Ltd. (b)          15,855
        24,000 Croesus Retail Trust (b)               16,725
         9,000 CWT Ltd. (b)                           10,857
        20,000 Frasers Centrepoint Trust (b)          28,536
        23,000 Frasers Commercial Trust (b)           24,470
        39,000 Hong Fok Corp., Ltd. (b)               24,180
         5,000 Mapletree Commercial Trust (b)          5,321
        34,000 Mapletree Greater China
                 Commercial Trust (b)                 24,334
        11,000 Mapletree Industrial Trust (b)         12,308
        18,000 OUE Ltd. (b)                           27,650
        10,000 Soilbuild Business Space REIT (b)       5,949
        38,000 Starhill Global REIT                   22,950
        30,000 Swissco Holdings Ltd. (b)              11,573
        13,000 United Engineers Ltd. (b)              28,600
        21,000 Wing Tai Holdings Ltd. (b)             25,857
                                                ------------
                                                     303,105
                                                ------------
               SOUTH KOREA - 19.0%
           700 AJ Rent A Car Co., Ltd. (b) (c)        10,340
           300 AK Holdings, Inc. (b)                  21,832
           599 AtlasBX Co., Ltd. (b)                  21,145
         4,647 Byucksan Corp. (b)                     23,270
           449 CJ Freshway Corp. (b)                  18,739
            71 Com2uSCorp. (b) (c)                     8,646
           816 CrucialTec Co., Ltd. (b) (c)            7,470
           115 Dae Han Flour Mills Co., Ltd. (b)      16,179
           783 Daehan New Pharm Co., Ltd. (b) (c)      9,591
         1,455 Daesang Holdings Co., Ltd. (b)         22,199
            79 Daum Communications Corp. (b)           8,841
            55 Dongwon F&B Co., Ltd.                  14,586
         3,387 Easy Bio, Inc. (b)                     16,467
           232 Eo Technics Co., Ltd. (b)              26,367
           808 Farmsco (b) (c)                         9,849
           105 Fila Korea Ltd. (b)                    10,667


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               SOUTH KOREA (CONTINUED)
           103 Gamevil, Inc. (b) (c)            $     11,215
           412 Global & Yuasa Battery Co.,
                 Ltd. (b)                             14,836
           640 Green Cross Holdings Corp. (b)         12,174
           136 Hanil Cement Co., Ltd. (b)             17,979
           590 Hanjin Transportation Co.,
                 Ltd. (b)                             29,009
         1,195 Hankook Tire Worldwide Co.,
                 Ltd. (b)                             26,455
           680 Hansae Co., Ltd. (b)                   24,463
         2,751 Hansae Yes24 Holdings Co.,
                 Ltd. (b)                             30,709
           216 Hanssem Co., Ltd. (b)                  22,452
         5,517 Harim Holdings Co., Ltd. (b) (c)       24,830
           221 Huons Co., Ltd. (b)                    10,877
         1,013 Huvis Corp. (b)                        10,270
         1,165 Hwa Shin Co., Ltd. (b)                  7,706
         5,461 Hyundai Hy Communications &
                 Networks Co., Ltd. (b)               21,918
           237 Hyundai Hysco Co., Ltd. (b)            15,663
           559 Hyundai Livart Furniture Co.,
                 Ltd. (b)                             19,095
           720 Il Dong Pharmaceutical Co.,
                 Ltd. (b)                              9,832
         1,025 Interpark Corp. (b)                     8,502
           477 IS Dongseo Co., Ltd. (b)               21,619
           756 KISWIRE Ltd. (b)                       28,946
           189 Korea District Heating Corp. (b)        9,614
           237 Korea Electric Terminal Co.,
                 Ltd. (b)                             14,632
           257 Korea Petrochemical Ind. Co.,
                 Ltd. (b)                             16,475
           515 Korean Air Lines Co., Ltd. (b) (c)     22,090
           608 Kyung Dong Navien Co., Ltd. (b)        16,054
         2,178 LEADCORP, Inc. (b)                     30,640
            59 LG Hausys Ltd. (b)                      8,663
           816 LiHOM-CUCHEN Co., Ltd. (b)              7,661
           640 Loen Entertainment, Inc. (b)           25,440
           327 Nexen Corp. (b)                        25,812
           795 NICE Holdings Co., Ltd. (b)            10,992
         1,925 Partron Co., Ltd. (b)                  20,392
           666 Poongsan Holdings Corp. (b)            25,866
           226 Pulmuone Co., Ltd. (b)                 22,799
           587 Pyeong Hwa Automotive Co.,
                 Ltd. (b)                              9,590
           340 S&T Motiv Co., Ltd. (b)                12,973
            81 Samchully Co., Ltd. (b)                10,223
           229 Samlip General Foods Co.,
                 Ltd. (b)                             31,136
           956 Sansung Life & Science Co.,
                 Ltd. (b) (c)                         20,564
           327 Seah Besteel Corp. (b)                  8,290
           340 SeAH Steel Corp.                       24,561
         1,373 Sejong Industrial Co., Ltd. (b)        15,926
            91 Shinsegae International Co.,
                 Ltd. (b)                              9,432
           177 SK Gas Ltd. (b)                        15,550
           851 SL Corp. (b)                           13,462
           719 Soulbrain Co., Ltd. (b)                20,912


Page 94                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               SOUTH KOREA (CONTINUED)
         1,791 Ssangyong Cement Industrial
                 Co., Ltd. (b) (c)          $         19,753
           337 Suheung Co., Ltd. (b)                  15,304
         1,203 SundayToz Corp. (b)                    18,604
         1,016 Sung Kwang Bend Co., Ltd. (b)          12,680
         1,445 Sungwoo Hitech Co., Ltd. (b)           15,308
             9 Taekwang Industrial Co., Ltd. (b)       9,475
           419 Unid Co., Ltd. (b)                     21,932
           351 Vieworks Co., Ltd. (b)                 10,888
           575 Whanin Pharmaceutical Co.,
                 Ltd. (b)                             11,973
           245 Youngone Holdings Co., Ltd. (b)        19,759
                                                ------------
                                                   1,220,163
                                                ------------
               SPAIN - 0.5%
        16,556 Inmobiliaria Colonial S.A. (b) (c)     10,935
           533 Let's GOWEX S.A. (b) (c) (d)                0
           376 Miquel y Costas & Miquel S.A.          14,559
         1,060 Papeles y Cartones de Europa
                 S.A. (b)                              4,879
           215 Pescanova S.A. (b) (c) (d)                  0
                                                ------------
                                                      30,373
                                                ------------
               SWEDEN - 0.6%
           920 Fastighets AB Balder,
                 Class B (b) (c)                      12,921
         1,212 Klovern AB, Class A (b)                 1,267
           984 Kungsleden AB, Class B (b)              7,077
           337 Medivir AB, Class B (b) (c)             4,231
           219 Net Entertainment NE AB,
                 Class B (b)                           7,382
           481 Tethys Oil AB (b) (c)                   3,740
                                                ------------
                                                      36,618
                                                ------------
               SWITZERLAND - 1.1%
           337 HBM Healthcare Investments
                 AG (b) (c)                           33,070
            52 Leonteq AG (b) (c)                     12,479
             4 Metall Zug AG (b)                       9,705
            79 Siegfried Holding AG                   12,873
                                                ------------
                                                      68,127
                                                ------------
               UNITED KINGDOM - 4.6%
        17,451 Afren PLC (b) (c)                      12,805
         2,665 APR Energy PLC (b)                      7,689
           660 Awilco Drilling PLC (b)                 6,885
         7,701 Cable & Wireless
                 Communications PLC (b)                5,919
         3,052 Chesnara PLC                           16,138
        18,588 Debenhams PLC (b)                      21,687
         9,888 EnQuest PLC (b) (c)                     5,452
           284 Go-Ahead Group PLC (b)                 10,826
        10,471 Hansteen Holdings PLC (b)              17,478
         5,238 Helical Bar PLC                        31,247
         7,796 Londonmetric Property PLC              18,542
         1,357 Luxfer Holdings PLC                    20,260
           747 Northgate PLC (b)                       7,082
         8,117 Quintain Estates & Development
                 PLC (c)                              12,050


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               UNITED KINGDOM (CONTINUED)
         8,567 Safestore Holdings PLC (b)       $     31,165
         3,763 Spirit Pub Co., PLC (b)                 6,114
         2,640 SVG Capital PLC (b) (c)                18,141
           800 Vesuvius PLC (b)                        5,533
         2,899 Workspace Group PLC (b)                34,268
         1,921 Xchanging PLC (b)                       4,613
                                                ------------
                                                     293,894
                                                ------------
               UNITED STATES - 0.5%
         2,540 Magnachip Semiconductor
                 Corp. (c)                            32,995
                                                ------------
               VIRGIN ISLANDS (BRITISH) - 0.2%
         3,763 Gem Diamonds Ltd. (b) (c)              10,171
                                                ------------
               TOTAL INVESTMENTS - 99.8%           6,404,007
               (Cost $6,645,376) (d)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.2%                9,656
                                                ------------
               NET ASSETS - 100.0%              $  6,413,663
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $5,638,560 or 88.17% of net assets.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $6,706,623. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $637,852 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $940,468.

ADR   American Depositary Receipt


                        See Notes to Financial Statements                Page 95

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2014

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Bermuda                   $  237,175   $ 24,022      $  213,153     $    --
  Canada                       374,235    374,235              --          --
  Cayman Islands               126,751         --         110,434      16,317
  France                        76,045      4,663          71,382          --
  Guernsey                      79,329     79,329              --          --
  Isle Of Man (U.K.)            25,225     16,949           8,276          --
  Japan                      2,286,819     16,660       2,270,159          --
  Netherlands                    7,365         --           7,365          --**
  New Zealand                   78,414     12,511          65,903          --
  Singapore                    303,105     22,950         280,155          --
  South Korea                1,220,163     39,147       1,181,016          --
  Spain                         30,373     14,559          15,814          --**
  Switzerland                   68,127     12,873          55,254          --
  United Kingdom               293,894     98,237         195,657          --
  United States                 32,995     32,995              --          --
  Other Country
    Categories*              1,163,992*        --       1,163,992          --
                           -----------------------------------------------------
Total Investments           $6,404,007   $749,130      $5,638,560     $16,317
                           =====================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $870,729 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014, exceeding a certain threshold. In addition, as of December 31, 2014, the Fund transferred a common stock valued at $0 from Level 2 to Level 3 of the fair value hierarchy. The common stock that transferred from Level 2 to Level 3 did so as a result of additional negative news related to the company. Finally, as of December 31, 2014, the Fund transferred a common stock valued at $0 from Level 1 to Level 3 of the fair value hierarchy. The common stock that transferred from Level 1 to Level 3 did so as a result of negative news related to the company.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


BEGINNING BALANCE AT DECEMBER 31, 2013
Common Stocks                                   $         --
Net Realized Gain (Loss)                                  --
Net Change in Unrealized Appreciation/
  Depreciation                                         4,124
Purchases                                             12,193
Sales                                                     --
Transfers In                                              --**
Transfers Out                                             --
ENDING BALANCE AT DECEMBER 31, 2014
 Common Stocks                                        16,317
                                                ------------
Total Level 3 holdings                          $     16,317
                                                ============

Net change in unrealized appreciation/depreciation from Level 3 investments held as of December 31, 2014, was $4,124 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations.

*  See Portfolio of Investments for country breakout.
** Investment is valued at $0.


Page 96                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2014

INDUSTRY                                     % OF NET ASSETS
------------------------------------------------------------
Auto Components                                        10.5%
Machinery                                               6.5
Real Estate Management & Development                    5.4
Real Estate Investment Trusts                           5.3
Metals & Mining                                         5.1
Construction & Engineering                              4.6
Food Products                                           4.6
Chemicals                                               3.3
Electronic Equipment, Instruments & Components          3.3
Oil, Gas & Consumable Fuels                             3.3
Capital Markets                                         2.7
Food & Staples Retailing                                2.7
Media                                                   2.6
Textiles, Apparel & Luxury Goods                        2.5
Building Products                                       2.4
Semiconductors & Semiconductor Equipment                2.4
Specialty Retail                                        2.4
Household Durables                                      2.3
Hotels, Restaurants & Leisure                           2.2
Energy Equipment & Services                             2.0
Commercial Services & Supplies                          1.8
Trading Companies & Distributors                        1.4
Industrial Conglomerates                                1.2
Paper & Forest Products                                 1.2
Construction Materials                                  1.1
Insurance                                               1.1
Diversified Telecommunication Services                  1.0
Diversified Financial Services                          0.9
Internet Software & Services                            0.9
Pharmaceuticals                                         0.9
Software                                                0.9
Air Freight & Logistics                                 0.8
Electrical Equipment                                    0.8
Health Care Equipment & Supplies                        0.8
Marine                                                  0.8
Road & Rail                                             0.8
Airlines                                                0.7
Banks                                                   0.7
Containers & Packaging                                  0.5
IT Services                                             0.5
Biotechnology                                           0.4
Aerospace & Defense                                     0.4
Beverages                                               0.4
Distributors                                            0.4
Health Care Providers & Services                        0.4
Multiline Retail                                        0.4
Technology Hardware, Storage & Peripherals              0.4
Gas Utilities                                           0.3
Leisure Products                                        0.3
Communications Equipment                                0.2
Diversified Consumer Services                           0.2
Independent Power and Renewable Electricity
  Producers                                             0.2
Life Sciences Tools & Services                          0.2
Transportation Infrastructure                           0.2
Wireless Telecommunication Services                     0.2


INDUSTRY (CONTINUED)                      % OF NET ASSETS
------------------------------------------------------------
Electric Utilities                                      0.1%
Internet & Catalog Retail                               0.1
Professional Services                                   0.1
------------------------------------------------------------
TOTAL INVESTMENTS                                      99.8
NET OTHER ASSETS AND LIABILITIES                        0.2
                                                     -------
TOTAL                                                 100.0%
                                                     =======


CURRENCY EXPOSURE
DIVERSIFICATION                       % OF TOTAL INVESTMENTS
------------------------------------------------------------
Japanese Yen                                           35.7%
South Korean Won                                       19.0
Euro                                                    6.6
Australian Dollar                                       6.2
Hong Kong Dollar                                        6.1
British Pound Sterling                                  5.9
Canadian Dollar                                         5.7
Singapore Dollar                                        4.7
Norwegian Krone                                         3.4
US Dollar                                               1.7
Danish Krone                                            1.4
New Zealand Dollar                                      1.2
Swiss Franc                                             1.1
Swedish Krona                                           0.9
Israeli Shekel                                          0.4
                                                     -------
TOTAL                                                 100.0%
                                                     =======


                        See Notes to Financial Statements                Page 97

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.6%
               BERMUDA - 3.1%
     2,393,141 China Financial International
                 Investments Ltd. (b)           $    246,886
       323,439 China Water Affairs Group
                 Ltd. (c)                            147,348
     1,781,231 COFCO Land Holdings
                 Ltd. (b) (c)                        343,388
        82,358 Hopson Development Holdings
                 Ltd. (b) (c)                         74,726
        92,849 Huabao International Holdings
                 Ltd. (c)                             75,666
       630,000 Nam Cheong Ltd. (c)                   148,607
     2,113,942 REXLot Holdings Ltd. (c)              167,424
       444,490 YuanShengTai Dairy Farm
                 Ltd. (b) (c)                         43,314
                                                ------------
                                                   1,247,359
                                                ------------
               BRAZIL - 5.1%
        16,969 Cia de Saneamento de Minas
                 Gerais-COPASA                       160,740
        14,198 Cyrela Brazil Realty S.A.
                 Empreendimentos e Participacoes      59,074
        17,570 Direcional Engenharia S.A.             53,605
       128,697 Even Construtora e Incorporadora
                 S.A.                                263,378
        33,400 Ez Tec Empreendimentos e
                 Participacoes S.A.                  276,428
       296,199 Gafisa S.A. (c)                       244,703
        65,921 Helbor Empreendimentos S.A.           117,796
        14,955 Kepler Weber S.A.                     282,987
         8,479 Light S.A.                             54,290
        54,584 Minerva S.A. (b)                      203,288
        64,074 MRV Engenharia e Participacoes
                 S.A. (c)                            181,996
       141,984 Tecnisa S.A. (c)                      205,831
                                                ------------
                                                   2,104,116
                                                ------------
               CAYMAN ISLANDS - 22.2%
       154,984 Asia Plastic Recycling Holding
                 Ltd. (c)                            176,156
         5,983 Changyou.com Ltd., ADR (b)            163,695
     2,926,189 China Energine International
                 Holdings Ltd. (b) (c)               331,725
       741,396 China Fiber Optic Network
                 System Group Ltd. (c)               198,680
       176,311 China High Speed Transmission
                 Equipment Group Co.,
                 Ltd. (b) (c)                        108,922
       574,311 China Lesso Group Holdings
                 Ltd. (c)                            279,565
     2,484,048 China Lumena New Materials
                 Corp. (b) (c)                             0
        11,550 China Metal Recycling Holdings
                 Ltd. (b) (c)                              0
       421,412 China Sanjiang Fine Chemicals
                 Co., Ltd. (c)                       134,250
       401,573 China Shanshui Cement Group
                 Ltd. (c)                            191,908


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               CAYMAN ISLANDS (CONTINUED)
     1,134,223 China Shengmu Organic Milk
                 Ltd. (b) (c) (d)               $    355,999
     1,151,005 CIFI Holdings Group Co.,
                 Ltd. (c)                            230,663
     1,916,435 Citychamp Watch & Jewellery
                 Group Ltd. (c)                      239,904
       870,865 Comba Telecom Systems
                 Holdings Ltd. (c)                   307,879
         3,344 Daqo New Energy Corp. (b)              88,081
       191,508 Dongyue Group Ltd. (c)                 67,612
       921,487 EVA Precision Industrial
                 Holdings Ltd. (c)                   209,398
     2,009,690 Fantasia Holdings Group Co.,
                 Ltd. (c)                            214,072
       289,242 Fufeng Group Ltd. (c)                 125,035
       153,070 Greentown China Holdings
                 Ltd. (c)                            150,896
       862,016 Hua Han Bio-Pharmaceutical
                 Holdings Ltd. (c)                   261,577
     1,644,412 Hydoo International Holding
                 Ltd. (c)                            409,330
       371,331 Ju Teng International Holdings
                 Ltd. (c)                            183,207
       957,265 Kaisa Group Holdings Ltd. (c)         196,276
       143,827 Kingboard Chemical Holdings
                 Ltd. (c)                            241,503
       508,487 Kingboard Laminates Holdings
                 Ltd. (c)                            186,769
       305,938 KWG Property Holding Ltd. (c)         208,329
       297,450 Lijun International
                 Pharmaceutical Holding Ltd. (c)     136,049
       963,163 Logan Property Holdings Co.,
                 Ltd. (c)                            299,935
       397,227 Lonking Holdings Ltd. (c)              80,522
     1,667,316 Powerlong Real Estate Holdings
                 Ltd. (b) (c)                        233,852
     1,052,873 Real Nutriceutical Group Ltd. (c)     273,069
       472,650 Sunac China Holdings Ltd. (c)         478,061
        96,561 Sunny Optical Technology Group
                 Co., Ltd. (c)                       165,311
       833,412 Synertone Communication Corp.          73,081
        59,546 TCL Communication Technology
                 Holdings Ltd. (c)                    55,189
     1,229,016 Tiangong International Co.,
                 Ltd. (c)                            224,716
     1,902,835 Tianjin Port Development
                 Holdings Ltd. (c)                   397,750
       864,898 Wuzhou International Holdings
                 Ltd. (c)                            166,377
       624,640 Xingda International Holdings
                 Ltd.                                222,319
       459,015 Xinyi Glass Holdings Ltd. (c)         230,549
     1,674,192 Yuzhou Properties Co Ltd              420,996
     1,021,408 Zall Development Group
                 Ltd. (b) (c)                        354,541
                                                ------------
                                                   9,073,748
                                                ------------


Page 98                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               CHILE - 1.2%
       325,183 Empresas AquaChile S.A. (b)      $    211,645
       263,148 Hortifrut S.A.                        268,828
                                                ------------
                                                     480,473
                                                ------------
               CHINA - 5.0%
       622,258 Beijing Capital Land Ltd. (c)         234,911
       330,027 China BlueChemical Ltd.,
                 Class H (c)                         115,450
     1,552,192 China National Materials Co.,
                 Ltd. (c)                            465,367
       919,415 Chongqing Machinery & Electric
                 Co., Ltd. (c)                       141,060
       199,431 Jinmao Investments and Jinmao
                 China Investments Holdings
                 Ltd. (b) (c)                        148,080
        38,365 Poly Culture Group Corp.,
                 Ltd. (b) (c)                        117,541
        76,961 Shandong Luoxin Pharmaceutical
                 Group Stock Co., Ltd. (c)           148,338
     1,553,141 Xiamen International Port Co.,
                 Ltd. (c)                            397,689
       324,136 Xinhua Winshare Publishing and
                 Media Co., Ltd. (c)                 257,645
                                                ------------
                                                   2,026,081
                                                ------------
               EGYPT - 1.8%
       101,147 Egyptian Financial Group-Hermes
                 Holding (b) (c)                     214,214
        54,705 ElSwedy Electric Co. (b) (c)          315,815
        32,182 Pioneers Holding for Financial
                 Investments SAE (b) (c)              54,083
        78,620 Six of October Development &
                 Investment (b) (c)                  153,602
                                                ------------
                                                     737,714
                                                ------------
               GREECE - 0.7%
        27,859 Metka S.A. (c)                        283,258
                                                ------------
               GUERNSEY - 0.4%
        78,447 Etalon Group Ltd., GDR (c)            153,379
                                                ------------
               HONG KONG - 4.6%
       505,773 China Overseas Grand Oceans
                 Group Ltd. (c)                      255,407
       971,566 China Travel International
                 Investment Hong Kong Ltd. (c)       335,658
       123,629 Dah Chong Hong Holdings
                 Ltd. (c)                             66,639
     1,175,466 Franshion Properties China
                 Ltd. (c)                            335,456
       207,300 Guotai Junan International
                 Holdings Ltd. (c)                   156,514
       410,186 MMG Ltd. (c)                          126,336
       254,915 Shenzhen Investment Ltd. (c)           73,440
       470,008 SinoMedia Holding Ltd. (c)            263,978
       155,011 Tianjin Development Holdings
                 Ltd. (c)                            114,256
       805,966 Yuexiu Property Co., Ltd. (c)         155,262
                                                ------------
                                                   1,882,946
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               INDONESIA - 5.3%
    13,955,847 Benakat Integra Tbk PT (c)       $    136,190
     8,468,354 Energi Mega Persada Tbk
                 PT (b) (c)                           68,029
     8,228,684 Modernland Realty Tbk PT (c)          343,905
     3,354,771 Multipolar Tbk PT (c)                 225,055
    12,550,223 Panin Financial Tbk PT (b) (c)        302,283
     1,622,773 Pembangunan Perumahan Persero
                 Tbk PT (c)                          466,159
     3,672,591 Tiphone Mobile Indonesia Tbk
                 PT (b) (c)                          274,773
     5,700,918 Visi Media Asia Tbk PT (b) (c)        219,833
     1,044,599 Waskita Karya Persero Tbk PT (c)      123,091
                                                ------------
                                                   2,159,318
                                                ------------
               ISLE OF MAN (U.K.) - 0.5%
        84,374 Exillon Energy PLC (b) (c)            194,179
                                                ------------
               JERSEY - 0.6%
     2,253,666 West China Cement Ltd. (c)            236,112
                                                ------------
               MALAYSIA - 6.5%
       757,500 Boustead Plantations Bhd (c)          312,679
       218,100 Inari Amertron Bhd (c)                156,756
       501,800 KSL Holdings Bhd (c)                  266,311
       481,700 Malayan Flour Mills Bhd (c)           212,176
        83,000 Malaysian Pacific Industries
                 Bhd (c)                             106,933
       144,500 Matrix Concepts Holdings Bhd (c)      110,920
       105,300 Media Prima Bhd                        53,004
        62,300 My EG Services Bhd (c)                 74,737
       375,700 Press Metal Bhd (c)                   276,458
       157,800 Scientex Bhd (c)                      319,491
       341,300 Sunway Bhd (c)                        319,172
       243,300 TA Enterprise Bhd (c)                  48,317
        91,400 Tambun Indah Land Bhd (c)              41,918
        46,000 TIME dotCom Bhd (b)                    64,201
       924,500 Tropicana Corp. Bhd (c)               279,349
                                                ------------
                                                   2,642,422
                                                ------------
               MARSHALL ISLANDS - 0.1%
        10,748 Safe Bulkers, Inc.                     42,025
                                                ------------
               MEXICO - 0.4%
       229,786 Corp. GEO SAB de CV (b) (c) (e)             0
        76,340 Credito Real SAB de CV                163,404
                                                ------------
                                                     163,404
                                                ------------
               PHILIPPINES - 4.3%
       140,790 Cebu Air, Inc. (c)                    269,379
       990,000 D&L Industries, Inc. (c)              366,840
       476,800 First Gen Corp. (c)                   271,051
       107,080 First Philippine Holdings Corp. (c)   214,240
     2,471,100 Lopez Holdings Corp. (c)              368,111
       215,100 Nickel Asia Corp. (c)                 227,315
             2 SM Development Corp. (b) (c)           35,048
                                                ------------
                                                   1,751,984
                                                ------------
               POLAND - 1.8%
         5,078 Asseco Poland S.A. (c)                 72,847
       104,403 Boryszew S.A. (b) (c)                 169,290
        58,431 Enea S.A. (c)                         251,386


                        See Notes to Financial Statements                Page 99

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               POLAND (CONTINUED)
           861 Grupa Kety S.A.                  $     69,295
        23,823 Zespol Elektrowni Patnow
                 Adamow Konin S.A.                   176,962
                                                ------------
                                                     739,780
                                                ------------
               RUSSIA - 0.4%
       130,935 Aeroflot - Russian Airlines
                 OJSC (b) (c)                         69,466
        13,613 DIXY Group OJSC (b) (c)                80,602
                                                ------------
                                                     150,068
                                                ------------
               SOUTH AFRICA - 7.9%
        26,560 Astral Foods Ltd.                     401,577
       134,346 Capital Property Fund (c)             155,328
        49,466 Consolidated Infrastructure
                 Group Ltd. (b)                      123,967
       154,541 Emira Property Fund                   231,389
       420,137 Fountainhead Property Trust (c)       306,490
        71,572 Lewis Group Ltd. (c)                  454,843
        71,341 Mpact Ltd.                            226,646
        33,264 Resilient Property Income Fund
                 Ltd.                                241,520
        90,913 Sappi Ltd. (b) (c)                    329,627
        66,022 Sibanye Gold Ltd. (c)                 127,348
        59,218 Telkom S.A. SOC Ltd. (b) (c)          355,921
       425,665 Zeder Investments Ltd.                277,822
                                                ------------
                                                   3,232,478
                                                ------------
               TAIWAN - 12.2%
       165,277 Ardentec Corp. (c)                    135,263
        91,685 Asia Optical Co., Inc. (b) (c)        114,645
       181,966 Chimei Materials Technology
                 Corp. (c)                           190,243
       274,334 China Metal Products (c)              262,003
        88,878 Coretronic Corp. (c)                  120,548
       369,115 Elitegroup Computer Systems
                 Co., Ltd. (c)                       307,650
       134,623 Formosan Rubber Group, Inc. (c)       139,976
        63,951 Gigabyte Technology Co., Ltd. (c)      74,234
         3,611 Gigasolar Materials Corp. (c)          56,186
       475,096 Grand Pacific Petrochemical (c)       252,984
       146,882 Great Wall Enterprise Co., Ltd. (c)   127,695
        55,691 Greatek Electronics, Inc. (c)          67,051
     1,335,904 HannStar Display Corp. (c)            330,637
        60,236 Ichia Technologies, Inc. (c)           59,299
       107,267 Lien Hwa Industrial Corp. (c)          69,391
       243,980 Mercuries Life Insurance Co.,
                 Ltd. (b) (c)                        130,268
       514,376 Orient Semiconductor Electronics
                 Ltd. (b) (c)                        214,518
       806,490 Qisda Corp. (b) (c)                   366,562
       613,387 Radium Life Tech Co., Ltd. (c)        344,528
       221,518 Ruentex Development Co.,
                 Ltd. (c)                            350,126
       160,821 Ruentex Industries Ltd. (c)           337,242
        71,277 Sigurd Microelectronics Corp. (c)      68,678
       116,757 TA Chen Stainless Pipe (c)             76,675
       197,061 Taiwan Cogeneration Corp. (c)         152,422


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               TAIWAN (CONTINUED)
       199,773 Wan Hai Lines Ltd. (c)           $    174,012
       222,423 WT Microelectronics Co., Ltd. (c)     325,632
        67,836 Yungshin Construction &
                 Development Co., Ltd. (c)           140,667
                                                ------------
                                                   4,989,135
                                                ------------
               THAILAND - 7.2%
     2,816,800 Ananda Development PCL                280,824
     1,418,400 AP Thailand PCL                       256,519
       129,900 Bangchak Petroleum PCL                125,359
       328,665 CH Karnchang PCL                      252,243
       127,500 Chularat Hospital PCL                  69,757
       135,700 Demco PCL                              52,795
     5,876,200 E for L Aim PCL (b)                   253,623
       344,700 GFPT PCL                              186,494
       219,700 Hana Microelectronics PCL             253,757
        58,000 KCE Electronics PCL                    60,380
        34,000 Krungthai Card PCL                     66,140
       271,100 Pruksa Real Estate PCL                236,904
       374,400 Samart Corp. PCL                      446,663
        89,300 Supalai PCL                            65,414
       459,600 SVI PCL                                55,878
     1,215,200 TPI Polene PCL                         63,161
       829,000 Univentures PCL                       207,880
                                                ------------
                                                   2,933,791
                                                ------------
               TURKEY - 8.1%
        11,377 Akcansa Cimento A.S. (c)               75,861
       170,514 Alarko Holding A.S. (c)               324,848
        20,932 Brisa Bridgestone Sabanci
                 Sanayi ve Ticaret A.S. (c)           87,725
         5,275 Goodyear Lastikleri  A.S. (c)         204,798
       510,209 Is Gayrimenkul Yatirim Ortakligi
                 A.S. (c)                            309,062
       392,468 Kardemir Karabuk Demir Celik
                 Sanayi ve Ticaret A.S. (b) (c)      343,297
        48,161 Koza Altin Isletmeleri A.S. (c)       322,008
        61,378 NET Holding A.S. (b) (c)              104,025
       145,774 Petkim Petrokimya Holding
                 A.S. (c)                            245,974
       265,907 Torunlar Gayrimenkul Yatirim
                 Ortakligi A.S. (c)                  391,525
       128,052 Trakya Cam Sanayi A.S. (c)            188,375
       112,987 Turkiye Sise ve Cam Fabrikalari
                 A.S. (c)                            175,487
       129,989 Vestel Elektronik Sanayi ve
                 Ticaret A.S. (b) (c)                353,266
        23,777 Yazicilar Holding A.S. (c)            198,586
                                                ------------
                                                   3,324,837
                                                ------------
               UNITED STATES - 0.2%
        21,529 CTC Media, Inc.                       104,846
                                                ------------
               TOTAL INVESTMENTS - 99.6%          40,653,453
               (Cost $43,723,190) (f)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.4%              145,281
                                                ------------
               NET ASSETS - 100.0%              $ 40,798,734
                                                ============


Page 100                See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2014

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $32,375,887 or 79.36% of net assets.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the Hong Kong Stock Exchange and trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)   This company has filed for protection in federal bankruptcy court.

(f) Aggregate cost for federal income tax purposes is $44,600,537. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,472,228 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,419,312.

ADR   American Depositary Receipt
GDR   Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Bermuda                  $ 1,247,359   $  246,886   $ 1,000,473     $    --
  Brazil                     2,104,116    1,471,586       632,530          --
  Cayman Islands             9,073,748      968,172     8,105,576          --**
  Chile                        480,473      480,473            --          --
  Malaysia                   2,642,422      117,205     2,525,217          --
  Marshall Islands              42,025       42,025            --          --
  Mexico                       163,404      163,404            --          --**
  Poland                       739,780      246,257       493,523          --
  South Africa               3,232,478    1,502,921     1,729,557          --
  Thailand                   2,933,791    2,933,791            --          --
  United States                104,846      104,846            --          --
  Other Country
    Categories*             17,889,011           --    17,889,011          --
                           -----------------------------------------------------
Total Investments          $40,653,453   $8,277,566   $32,375,887     $    --**
                           =====================================================

*  See Portfolio of Investments for country breakout.
** Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2014, the Fund transferred common stocks valued at $6,176,136 from Level 1 to Level 2 and $0 from Level 1 to Level 3 of the fair value hierarchy. The common stocks valued at $5,993,772 that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2013 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2014 exceeding a certain threshold. The common stock valued at $182,364 that transferred from Level 1 to Level 2 did so as a result of the security being halted on the primary exchange due to negative news related to the company. The common stock that transferred from Level 1 to Level 3 was the result of the security being halted on the primary exchange due to negative news related to the company's financial statements and their ongoing extended audit.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


BEGINNING BALANCE AT DECEMBER 31, 2013
Common Stocks                                   $         --**
Net Realized Gain                                         --
Net Change in Unrealized Appreciation/
  Depreciation                                            --
Purchases                                                 --
Sales                                                     --
Transfers In                                              --**
Transfers Out                                             --

ENDING BALANCE AT DECEMBER 31, 2014
Common Stocks                                             --**
                                                ------------
Total Level 3 holdings                          $         --**
                                                ============

** Investment is valued at $0.


                        See Notes to Financial Statements               Page 101

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2014

INDUSTRY                                     % OF NET ASSETS
------------------------------------------------------------
Real Estate Management & Development                   20.5%
Electronic Equipment, Instruments & Components          7.1
Food Products                                           5.9
Chemicals                                               5.4
Metals & Mining                                         5.0
Household Durables                                      4.3
Real Estate Investment Trusts                           4.0
Construction Materials                                  2.5
Construction & Engineering                              2.5
Media                                                   2.5
Machinery                                               2.5
Industrial Conglomerates                                2.3
Capital Markets                                         2.3
Technology Hardware, Storage & Peripherals              2.0
Hotels, Restaurants & Leisure                           2.0
Transportation Infrastructure                           1.9
Independent Power and Renewable Electricity
  Producers                                             1.9
Electrical Equipment                                    1.9
Auto Components                                         1.8
Semiconductors & Semiconductor Equipment                1.8
Specialty Retail                                        1.8
Electric Utilities                                      1.7
Communications Equipment                                1.4
Textiles, Apparel & Luxury Goods                        1.4
Pharmaceuticals                                         1.3
Oil, Gas & Consumable Fuels                             1.3
Building Products                                       1.1
Insurance                                               1.1
Diversified Telecommunication Services                  1.0
Airlines                                                0.8
Paper & Forest Products                                 0.8
Distributors                                            0.8
Water Utilities                                         0.8
Personal Products                                       0.7
Software                                                0.6
Consumer Finance                                        0.6
Containers & Packaging                                  0.6
Multiline Retail                                        0.6
Marine                                                  0.5
Food & Staples Retailing                                0.2
IT Services                                             0.2
Health Care Providers & Services                        0.2
------------------------------------------------------------
TOTAL INVESTMENTS                                      99.6
NET OTHER ASSETS AND LIABILITIES                        0.4
                                                     -------
TOTAL                                                 100.0%
                                                     =======


Page 102                See Notes to Financial Statements

FIRST TRUST EUROZONEALPHADEX(R) ETF (FEUZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.9%
               AUSTRIA - 5.0%
        84,263 ams AG (b)                       $  3,046,107
        16,701 Oesterreichische Post AG              816,041
       119,048 OMV AG (b)                          3,161,113
       147,357 Raiffeisen Bank International
                 AG (b)                            2,251,619
       198,915 Verbund AG (b)                      3,683,707
       101,341 Voestalpine AG (b)                  4,004,295
                                                ------------
                                                  16,962,882
                                                ------------
               BELGIUM - 7.7%
        32,415 Ackermans & van Haaren
                 N.V. (b)                          3,996,962
        48,260 Ageas (b)                           1,715,893
        28,783 Anheuser-Busch InBev N.V. (b)       3,239,278
        92,061 Belgacom S.A. (b)                   3,340,296
        18,184 Colruyt S.A. (b)                      845,364
        46,061 Delhaize Group S.A. (b)             3,354,408
        66,721 Elia System Operator S.A./
                 N.V. (b)                          3,106,997
        34,974 Groupe Bruxelles Lambert
                 S.A. (b)                          2,983,990
        27,877 Telenet Group Holding
                 N.V. (b) (c)                      1,564,393
        26,478 UCB S.A. (b)                        2,013,319
                                                ------------
                                                  26,160,900
                                                ------------
               FINLAND - 7.5%
       164,256 Fortum OYJ (b)                      3,566,252
       145,893 Huhtamaki OYJ (b)                   3,838,296
        22,496 Metso OYJ (b)                         673,523
       194,599 Neste Oil OYJ (b)                   4,739,961
       187,827 Nokia OYJ (b)                       1,485,488
       102,312 Orion OYJ (b)                       3,181,953
        16,511 Sampo OYJ, A Shares (b)               772,952
       288,135 Stora Enso OYJ (b)                  2,576,205
       280,451 UPM-Kymmene OYJ (b)                 4,596,079
                                                ------------
                                                  25,430,709
                                                ------------
               FRANCE - 23.2%
        70,279 Alstom S.A. (b) (c)                 2,266,682
        37,106 Arkema S.A. (b)                     2,454,072
        97,535 AXA S.A. (b)                        2,247,503
         7,732 BioMerieux (b)                        802,193
        44,652 Cap Gemini S.A. (b)                 3,193,385
        17,510 Cie de St-Gobain (b)                  741,739
        14,591 Cie Generale d'Optique Essilor
                 International S.A. (b)            1,627,178
        42,473 Cie Generale des Etablissements
                 Michelin (b)                      3,833,898
        85,106 CNP Assurances (b)                  1,508,774
       265,544 Credit Agricole S.A. (b)            3,427,781
        28,726 Eiffage S.A. (b)                    1,456,400
        65,262 Groupe Eurotunnel S.A. (b)            842,544
        39,215 Ingenico (b)                        4,130,846
        65,172 Ipsen S.A. (b)                      3,373,397
        36,592 Klepierre (b)                       1,571,194
       582,207 Natixis (b)                         3,841,762
       213,156 Orange S.A. (b)                     3,625,083


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               FRANCE (CONTINUED)
        12,889 Orpea (b)                        $    806,760
       124,946 Peugeot S.A. (b) (c)                1,530,887
        33,500 Plastic Omnium S.A. (b)               909,118
        55,312 Renault S.A. (b)                    4,028,721
        12,339 Safran S.A. (b)                       761,254
        14,164 Sanofi (b)                          1,291,339
        76,932 SCOR SE (b)                         2,331,066
         6,205 Societe BIC S.A.                      824,793
        47,083 Societe Generale S.A. (b)           1,970,432
        59,392 Societe Television Francaise 1 (b)    913,055
         8,179 Sodexo S.A. (b)                       800,595
       142,079 Suez Environnement Co. (b)          2,475,473
        64,763 Teleperformance (b)                 4,408,422
        30,075 Thales S.A. (b)                     1,627,274
        49,314 Total S.A. (b)                      2,526,456
        14,399 Valeo S.A. (b)                      1,791,671
        69,686 Vallourec S.A. (b)                  1,888,605
        37,134 Vicat S.A. (b)                      2,666,067
        41,779 Vinci S.A. (b)                      2,281,239
        14,112 Wendel S.A. (b)                     1,581,164
                                                ------------
                                                  78,358,822
                                                ------------
               GERMANY - 22.5%
         9,882 Allianz SE (b)                      1,636,718
        17,469 BASF SE (b)                         1,465,316
        17,153 Bayer AG (b)                        2,338,099
        29,839 Bayerische Motoren Werke
                 AG (b)                            3,220,173
        25,260 Bilfinger SE (b)                    1,412,008
        96,336 Celesio AG (b)                      3,104,975
         4,206 Continental AG (b)                    887,141
        41,787 Daimler AG (b)                      3,470,580
       152,187 Deutsche Lufthansa AG (b)           2,521,885
        52,855 Deutsche Telekom AG (b)               845,698
       149,971 Deutsche Wohnen AG (b)              3,537,776
       175,049 E.ON SE (b)                         2,991,883
        92,366 Freenet AG (b)                      2,626,177
        45,868 Fresenius Medical Care AG &
                 Co. KGaA (b)                      3,423,444
        64,747 Fresenius SE & Co. KGaA (b)         3,366,458
        18,365 GEA Group AG (b)                      807,439
         9,904 Hannover Rueck SE (b)                 893,453
        48,489 HeidelbergCement AG (b)             3,422,350
       154,852 Infineon Technologies AG (b)        1,638,622
       141,252 K+S AG (b)                          3,897,872
        21,463 KION Group AG (b)                     819,443
        26,059 Merck KGaA (b)                      2,452,370
         8,104 Muenchener Rueckversicherungs
                 AG (b)                            1,613,811
       132,049 Rhoen Klinikum AG (b)               3,700,897
        41,125 RWE AG (b)                          1,269,309
       254,963 Suedzucker AG (b)                   3,665,813
        15,041 Symrise AG (b)                        906,147
       306,468 Telefonica Deutschland Holding
                 AG (b)                            1,624,234
       122,145 ThyssenKrupp AG (b)                 3,111,502
        37,654 United Internet AG (b)              1,696,121


                        See Notes to Financial Statements               Page 103

FIRST TRUST EUROZONEALPHADEX(R) ETF (FEUZ)

DECEMBER 31, 2014

SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               GERMANY (CONTINUED)
        19,291 Volkswagen AG (Preference
                 Shares) (b)                    $  4,287,528
        33,102 Wacker Chemie AG (b)                3,631,138
                                                ------------
                                                  76,286,380
                                                ------------
               GREECE - 0.6%
     1,093,987 National Bank of Greece
                 S.A. (b) (c)                      1,920,202
                                                ------------
               IRELAND - 3.3%
    10,231,845 Bank of Ireland (The) (b) (c)       3,839,919
       166,514 Glanbia PLC (b)                     2,554,306
       252,814 Ryanair Holdings PLC (b) (c)        2,992,277
        73,108 Smurfit Kappa Group PLC (b)         1,644,084
                                                ------------
                                                  11,030,586
                                                ------------
               ITALY - 10.1%
     2,424,370 A2A S.p.A. (b)                      2,456,583
       152,318 Assicurazioni Generali S.p.A. (b)   3,127,522
        79,584 De'Longhi S.p.A. (b)                1,437,122
       313,184 Enel Green Power S.p.A. (b)           656,171
       603,878 Enel S.p.A. (b)                     2,691,796
       168,097 Eni S.p.A. (b)                      2,944,470
        82,547 Exor S.p.A. (b)                     3,387,050
       411,661 Finmeccanica S.p.A. (b) (c)         3,826,318
       302,653 Hera S.p.A. (b)                       712,677
     1,054,658 Intesa Sanpaolo S.p.A. (b)          3,059,460
       195,496 Recordati S.p.A. (b)                3,030,843
     3,495,172 Telecom Italia S.p.A. (b) (c)       3,727,556
        95,272 Unione di Banche Italiane
                 SCpA (b)                            681,410
       849,601 UnipolSai S.p.A. (b)                2,287,431
                                                ------------
                                                  34,026,409
                                                ------------
               LUXEMBOURG - 0.7%
        86,020 GAGFAH S.A. (b) (c)                 1,921,030
        34,953 Tenaris S.A. (b)                      528,170
                                                ------------
                                                   2,449,200
                                                ------------
               NETHERLANDS - 5.9%
        61,808 Aalberts Industries N.V. (b)        1,822,782
        97,113 Aegon N.V. (b)                        729,899
        24,139 ASML Holding N.V. (b)               2,608,158
        32,128 Heineken N.V. (b)                   2,281,334
       112,172 ING Groep N.V. (b) (c)              1,449,224
       148,450 Koninklijke Ahold N.V. (b)          2,638,382
        71,151 Koninklijke Boskalis
                 Westminster N.V. (b)              3,892,321
        35,187 QIAGEN N.V. (b) (c)                   819,613
        70,594 Reed Elsevier N.V. (b)              1,685,828
       165,558 SBM Offshore N.V. (b) (c)           1,947,108
                                                ------------
                                                  19,874,649
                                                ------------
               PORTUGAL - 2.7%
       550,836 EDP - Energias de Portugal
                 S.A. (b)                          2,135,946
        49,304 Galp Energia SGPS S.A. (b)            500,682
       804,523 Portucel S.A. (b)                   2,983,409
     2,762,955 Sonae SGPS S.A. (b)                 3,400,742
                                                ------------
                                                   9,020,779
                                                ------------


SHARES         DESCRIPTION                            VALUE
------------------------------------------------------------
               SPAIN - 9.6%
        41,718 ACS Actividades de Construccion
                 y Servicios S.A. (b)           $  1,454,084
       157,929 Atresmedia Corp de Medios de
                 Comunicaion S.A. (b)              2,218,642
       858,410 Bankia S.A. (b) (c)                 1,273,818
       472,285 Bankinter S.A. (b)                  3,794,204
        42,263 Ebro Foods S.A. (b)                   698,600
       115,571 EDP Renovaveis S.A. (b)               752,096
        99,394 Enagas S.A. (b)                     3,134,991
       363,418 Gamesa Corp. Tecnologica
                 S.A. (b) (c)                      3,280,527
        81,646 Gas Natural SDG S.A. (b)            2,050,995
       457,468 Iberdrola S.A. (b)                  3,083,675
       452,487 Mapfre S.A. (b)                     1,529,399
       193,130 Mediaset Espana Comunicacion
                 S.A. (b) (c)                      2,428,043
        71,853 Obrascon Huarte Lain S.A. (b)       1,603,337
        27,761 Red Electrica Corp. S.A. (b)        2,447,172
        34,743 Repsol S.A. (b)                       650,418
        15,111 Tecnicas Reunidas S.A. (b)            660,495
       103,532 Telefonica S.A. (b) (c)             1,486,463
                                                ------------
                                                  32,546,959
                                                ------------
               UNITED KINGDOM - 1.1%
       247,416 Jazztel PLC (b) (c)                 3,739,192
                                                ------------
               TOTAL INVESTMENTS - 99.9%         337,807,669
               (Cost $355,568,747) (d)
               NET OTHER ASSETS
                 AND LIABILITIES - 0.1%              405,641
                                                ------------
               NET ASSETS - 100.0%              $338,213,310
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2014, securities noted as such are valued at $336,166,835 or 99.39% of net assets.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $355,586,656. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,632,873 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,411,860.


Page 104                See Notes to Financial Statements

FIRST TRUST EUROZONEALPHADEX(R) ETF (FEUZ)

DECEMBER 31, 2014

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2014      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Austria                 $ 16,962,882  $  816,041   $ 16,146,841     $    --
  France                    78,358,822     824,793     77,534,029          --
  Other Country
    Categories*            242,485,965          --    242,485,965          --
                          ------------------------------------------------------
Total Investments         $337,807,669  $1,640,834   $336,166,835     $    --
                          ======================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at

December 31, 2014.

INDUSTRY                                     % OF NET ASSETS
------------------------------------------------------------
Banks                                                   8.2%
Electric Utilities                                      6.2
Insurance                                               6.1
Diversified Telecommunication Services                  5.5
Pharmaceuticals                                         5.3
Automobiles                                             5.0
Oil, Gas & Consumable Fuels                             4.3
Health Care Providers & Services                        4.3
Chemicals                                               3.7
Diversified Financial Services                          3.5
Construction & Engineering                              3.2
Food & Staples Retailing                                3.0
Paper & Forest Products                                 3.0
Multi-Utilities                                         2.9
Media                                                   2.6
Auto Components                                         2.2
Semiconductors & Semiconductor Equipment                2.2
Metals & Mining                                         2.1
Food Products                                           2.0
Aerospace & Defense                                     1.8
Construction Materials                                  1.8
Machinery                                               1.8
Electrical Equipment                                    1.6
Beverages                                               1.6
Airlines                                                1.6
Containers & Packaging                                  1.6
Real Estate Management & Development                    1.6
Gas Utilities                                           1.5
Professional Services                                   1.3
Electronic Equipment, Instruments & Components          1.2
IT Services                                             0.9
Energy Equipment & Services                             0.9
Wireless Telecommunication Services                     0.8
Health Care Equipment & Supplies                        0.7
Commercial Services & Supplies                          0.7
Internet Software & Services                            0.5
Real Estate Investment Trusts                           0.5
Communications Equipment                                0.4
Household Durables                                      0.4
Independent Power and Renewable Electricity
  Producers                                             0.4
Transportation Infrastructure                           0.2
Life Sciences Tools & Services                          0.2
Air Freight & Logistics                                 0.2
Hotels, Restaurants & Leisure                           0.2
Building Products                                       0.2
------------------------------------------------------------
TOTAL INVESTMENTS                                      99.9
NET OTHER ASSETS AND LIABILITIES                        0.1
                                                     -------
TOTAL                                                 100.0%
                                                     =======


                        See Notes to Financial Statements               Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

                                                                FIRST TRUST
                                                                ASIA PACIFIC      FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                                  EX-JAPAN           EUROPE        LATIN AMERICA         BRAZIL
                                                              ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
                                                                   (FPA)             (FEP)             (FLN)             (FBZ)
                                                              ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value.......................................   $   30,801,610    $  284,168,943    $    5,715,904    $    3,901,919
Cash  ......................................................               --                --                --                --
Foreign currency............................................           18,419                --            3,872              4,159
Due from broker.............................................          146,841                --                --                --
Due from custodian foreign currency.........................               --                --                --                --
Receivables:
      Capital shares sold...................................               --                --                --                --
      Investment securities sold............................        4,259,400        21,705,937                --             6,537
      Dividends.............................................           63,045           258,725            11,773            12,022
      Dividend reclaims.....................................               --           500,337                --                --
Other assets................................................            7,038               883             1,082                --
                                                               --------------    --------------    --------------    --------------
         TOTAL ASSETS.......................................       35,296,353       306,634,825         5,732,631         3,924,637
                                                               --------------    --------------    --------------    --------------

LIABILITIES:
Due to authorized participant...............................               --                --                --                --
Due to broker...............................................               --         5,335,965                --                --
Due to custodian............................................          170,268           838,455             2,665            10,161
Due to custodian foreign currency...........................               --            15,583                --                --
Payables:
      Capital shares redeemed...............................        4,229,616        16,224,120                --                --
      Collateral for securities on loan.....................               --         6,717,965                --                --
      Investment securities purchased.......................          146,841                --                --                --
      Investment advisory fees..............................           22,276           216,469             3,953             2,710
                                                               --------------    --------------    --------------    --------------
         TOTAL LIABILITIES..................................        4,569,001        29,348,557             6,618            12,871
                                                               --------------    --------------    --------------    --------------
NET ASSETS..................................................   $   30,727,352    $  277,286,268    $    5,726,013    $    3,911,766
                                                               ==============    ==============    ==============    ==============

NET ASSETS CONSIST OF:
Paid-in capital.............................................   $   38,106,842    $  380,596,689    $    9,052,471    $    7,932,266
Par value...................................................           11,000            94,000             3,000             2,500
Accumulated net investment income (loss)....................         (420,121)         (205,663)           (2,133)            7,885
Accumulated net realized gain (loss) on investments and
   foreign currency transactions............................       (6,923,062)      (85,990,077)       (2,304,487)       (3,281,556)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.............................          (47,307)      (17,208,681)       (1,022,838)         (749,329)
                                                               --------------    --------------    --------------    --------------
NET ASSETS..................................................   $   30,727,352    $  277,286,268    $    5,726,013    $    3,911,766
                                                               ==============    ==============    ==============    ==============

NET ASSET VALUE, per share..................................   $        27.93    $        29.50    $        19.09    $        15.65
                                                               ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...................        1,100,002         9,400,002           300,002           250,002
                                                               ==============    ==============    ==============    ==============
Investments, at cost........................................   $   30,845,265    $  301,292,968    $    6,737,966    $    4,650,998
                                                               ==============    ==============    ==============    ==============
Foreign currency, at cost (proceeds)........................   $       18,450    $      (15,771)   $        3,879    $        4,161
                                                               ==============    ==============    ==============    ==============
Securities on loan, at value................................   $           --    $    6,351,858    $           --    $           --
                                                               ==============    ==============    ==============    ==============


Page 106                See Notes to Financial Statements

                                                           FIRST TRUST        FIRST TRUST
  FIRST TRUST        FIRST TRUST        FIRST TRUST         DEVELOPED           EMERGING         FIRST TRUST
     CHINA              JAPAN           SOUTH KOREA       MARKETS EX-US         MARKETS            GERMANY
ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND
     (FCA)              (FJP)              (FKO)              (FDT)              (FEM)              (FGM)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------


 $   15,785,480     $   38,667,108     $    3,589,207     $  110,692,667     $  486,107,413     $   58,957,738
         24,782                 --                 --            365,750          1,024,669                 --
             --             12,254                 --                 --             10,031              3,750
             --                 --                 --                 --                 --                 --
             --                 --                 --             66,314                 --                 --

             --                 --                 --                 --                 --                 --
             --            165,942                 --            140,700            271,984                 --
          3,873             66,753                 --            167,834            327,282                 --
             --                593                 --             65,306                 22             49,383
             --                 --                 --              9,970                 --                 --
 --------------     --------------     --------------     --------------     --------------     --------------
     15,814,135         38,912,650          3,589,207        111,508,541        487,741,401         59,010,871
 --------------     --------------     --------------     --------------     --------------     --------------


             --                 --                 --                 --                 --                 --
             --                 --                 --            555,257            252,604                 --
             --            156,702              8,773                 --                 --             63,483
             --                 --                 --             57,127                 --                 --

             --                 --                 --                 --                 --                 --
             --            491,534                 --          2,309,343         10,238,644          1,193,391
             --                 --                 --                 --                 --                 --
         10,761             26,523              2,491             76,406            341,196             39,280
 --------------     --------------     --------------     --------------     --------------     --------------
         10,761            674,759             11,264          2,998,133         10,832,444          1,296,154
 --------------     --------------     --------------     --------------     --------------     --------------
 $   15,803,374     $   38,237,891     $    3,577,943     $  108,510,408     $  476,908,957     $   57,714,717
 ==============     ==============     ==============     ==============     ==============     ==============


 $   17,630,738     $   43,300,259     $    4,316,472     $  124,676,379     $  562,637,661     $   65,057,840
          7,000              8,500              1,500             23,020            221,500             16,000
         (7,179)           (55,952)                --           (186,532)          (629,278)                --

     (1,836,206)        (2,026,902)          (721,614)       (16,544,187)       (36,124,536)        (2,125,645)

          9,021         (2,988,014)           (18,415)           541,728        (49,196,390)        (5,233,478)
 --------------     --------------     --------------     --------------     --------------     --------------
 $   15,803,374     $   38,237,891     $    3,577,943     $  108,510,408     $  476,908,957     $   57,714,717
 ==============     ==============     ==============     ==============     ==============     ==============

 $        22.58     $        44.99     $        23.85     $        47.14     $        21.53     $        36.07
 ==============     ==============     ==============     ==============     ==============     ==============

        700,002            850,002            150,002          2,302,000         22,150,002          1,600,002
 ==============     ==============     ==============     ==============     ==============     ==============
 $   15,776,461     $   41,655,434     $    3,607,622     $  110,139,794     $  535,288,450     $   64,184,532
 ==============     ==============     ==============     ==============     ==============     ==============
 $           --     $       12,185     $           --     $      (57,250)    $       10,043     $        3,837
 ==============     ==============     ==============     ==============     ==============     ==============
 $           --     $      460,768     $           --     $    2,167,874     $    9,583,287     $    1,121,959
 ==============     ==============     ==============     ==============     ==============     ==============


                        See Notes to Financial Statements               Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

DECEMBER 31, 2014

                                                                FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                                   CANADA          AUSTRALIA       UNITED KINGDOM        TAIWAN
                                                              ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
                                                                   (FCAN)            (FAUS)            (FKU)             (FTW)
                                                              ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value.......................................   $   35,083,606    $    1,442,421    $   64,690,745    $   27,330,459
Cash  ......................................................               --                --                --            14,639
Foreign currency............................................           10,541             1,066             5,105                --
Due from broker.............................................               --                --                --                --
Due from custodian foreign currency.........................               --                --                --                --
Receivables:................................................
      Capital shares sold...................................               --                --                --                --
      Investment securities sold............................               --                --         3,916,984                --
      Dividends.............................................          119,230             7,428           219,192                --
      Dividend reclaims.....................................               --                56                --                --
Other assets................................................               --                --                --                --
                                                               --------------    --------------    --------------    --------------
         TOTAL ASSETS.......................................       35,213,377         1,450,971        68,832,026        27,345,098
                                                               --------------    --------------    --------------    --------------

LIABILITIES:
Due to authorized participant...............................               --                --                --                --
Due to broker...............................................               --                --                --                --
Due to custodian............................................           40,538             1,475            29,959                --
Due to custodian foreign currency...........................               --                --                --                --
Payables:
      Capital shares redeemed...............................               --                --         3,923,271                --
      Collateral for securities on loan.....................          570,346                --                --                --
      Investment securities purchased.......................               --                --                --                --
      Investment advisory fees..............................           23,919               993            49,082            18,346
                                                               --------------    --------------    --------------    --------------
         TOTAL LIABILITIES..................................          634,803             2,468         4,002,312            18,346
                                                               --------------    --------------    --------------    --------------
NET ASSETS..................................................   $   34,578,574    $    1,448,503    $   64,829,714    $   27,326,752
                                                               ==============    ==============    ==============    ==============

NET ASSETS CONSIST OF:
Paid-in capital.............................................   $   46,067,640    $    1,875,130    $   71,020,592    $   28,410,747
Par value...................................................           11,000               500            16,500             7,500
Accumulated net investment income (loss)....................          (56,598)          (13,611)          (61,421)               --
Accumulated net realized gain (loss) on investments and
   foreign currency transactions............................       (3,052,086)         (327,539)       (2,026,189)         (369,263)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.............................       (8,391,382)          (85,977)       (4,119,768)         (722,232)
                                                               --------------    --------------    --------------    --------------
NET ASSETS..................................................   $   34,578,574    $    1,448,503    $   64,829,714    $   27,326,752
                                                               ==============    ==============    ==============    ==============

NET ASSET VALUE, per share..................................   $        31.44    $        28.97    $        39.29    $        36.44
                                                               ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...................        1,100,002            50,002         1,650,002           750,002
                                                               ==============    ==============    ==============    ==============
Investments, at cost........................................   $   43,474,441    $    1,528,401    $   68,808,846    $   28,052,691
                                                               ==============    ==============    ==============    ==============
Foreign currency, at cost (proceeds)........................   $       10,574    $        1,069    $        5,107    $           --
                                                               ==============    ==============    ==============    ==============
Securities on loan, at value................................   $      534,864    $           --    $           --    $           --
                                                               ==============    ==============    ==============    ==============


Page 108                See Notes to Financial Statements

                                        FIRST TRUST        FIRST TRUST
  FIRST TRUST        FIRST TRUST     DEVELOPED MARKETS   EMERGING MARKETS     FIRST TRUST
   HONG KONG         SWITZERLAND      EX-US SMALL CAP        SMALLCAP           EUROZONE
ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) ETF
     (FHK)              (FSZ)              (FDTS)             (FEMS)             (FEUZ)
----------------   ----------------   ----------------   ----------------   ----------------


 $   39,912,543     $   53,378,396     $    6,404,007     $   40,653,453     $  337,807,669
             --                 --              6,305                 --            218,217
        193,094              2,519                 --             95,966                 --
             --              2,940                 --            109,700          3,879,888
             --                 --                 --                 --                 --

             --                 --                 --                 --         37,707,024
             --                 --              2,851            496,251          3,380,573
        314,360                255              3,911              5,477                 --
             --            111,513              1,938                350             30,193
             --                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------
     40,419,997         53,495,623          6,419,012         41,361,197        383,023,564
 --------------     --------------     --------------     --------------     --------------


             --                 --                 --             28,765                 --
             --              4,848                 --                 --         25,233,325
         15,406            121,956                 --            424,677                 --
             --                 --                964                 --          2,333,545

             --                 --                 --                 --          4,713,378
             --                 --                 --                 --                 --
        174,306                 --                 --             78,969         12,307,507
         26,292             36,562              4,385             30,052            222,499
 --------------     --------------     --------------     --------------     --------------
        216,004            163,366              5,349            562,463         44,810,254
 --------------     --------------     --------------     --------------     --------------
 $   40,203,993     $   53,332,257     $    6,413,663     $   40,798,734     $  338,213,310
 ==============     ==============     ==============     ==============     ==============


 $   41,027,114     $   61,766,567     $    7,111,500     $   51,951,679     $  355,890,758
         10,500             14,000              2,000             12,500            109,500
        275,223                (51)           (36,467)          (184,671)            17,459

        (97,007)        (2,810,690)          (421,720)        (7,910,958)           (17,909)

     (1,011,837)        (5,637,569)          (241,650)        (3,069,816)       (17,786,498)
 --------------     --------------     --------------     --------------     --------------
 $   40,203,993     $   53,332,257     $    6,413,663     $   40,798,734     $  338,213,310
 ==============     ==============     ==============     ==============     ==============

 $        38.29     $        38.09     $        32.07     $        32.64     $        30.89
 ==============     ==============     ==============     ==============     ==============

      1,050,002          1,400,002            200,002          1,250,002         10,950,002
 ==============     ==============     ==============     ==============     ==============
 $   40,924,610     $   59,003,963     $    6,645,376     $   43,723,190     $  355,568,747
 ==============     ==============     ==============     ==============     ==============
 $      193,035     $        2,649     $         (990)    $       95,964     $   (2,348,978)
 ==============     ==============     ==============     ==============     ==============
 $           --     $           --     $           --     $           --     $           --
 ==============     ==============     ==============     ==============     ==============


                        See Notes to Financial Statements               Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                FIRST TRUST
                                                                ASIA PACIFIC      FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                                  EX-JAPAN           EUROPE        LATIN AMERICA         BRAZIL
                                                              ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
                                                                   (FPA)             (FEP)             (FLN)             (FBZ)
                                                              ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends...................................................   $    1,927,163    $   22,204,210    $      293,524    $      242,752
Foreign tax withholding.....................................          (68,114)       (2,301,327)          (14,440)           (9,484)
Securities lending income (net of fees).....................               --           919,138                --                --
Other ......................................................           17,395               192                12                30
                                                               --------------    --------------    --------------    --------------
      Total investment income...............................        1,876,444        20,822,213           279,096           233,298
                                                               --------------    --------------    --------------    --------------

EXPENSES:
Investment advisory fees....................................          663,956         5,225,351            57,140            38,556
Excise tax expense..........................................               --                --               105                26
                                                               --------------    --------------    --------------    --------------
      Total expenses........................................          663,956         5,225,351            57,245            38,582
                                                               --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)................................        1,212,488        15,596,862           221,851           194,716
                                                               --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...........................................       (5,670,605)      (87,681,104)         (809,853)         (739,817)
      In-kind redemptions...................................        2,804,670        23,172,710            19,432                --
      Foreign currency transactions.........................           (8,551)         (566,890)              393              (715)
                                                               --------------    --------------    --------------    --------------
Net realized gain (loss)....................................       (2,874,486)      (65,075,284)         (790,028)         (740,532)
                                                               --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...........................................       (1,482,483)      (47,108,589)         (531,041)         (305,108)
      Foreign currency translation..........................           (3,622)          (87,722)             (251)              122
                                                               --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation)........       (1,486,105)      (47,196,311)         (531,292)         (304,986)
                                                               --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).....................       (4,360,591)     (112,271,595)       (1,321,320)       (1,045,518)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................................   $   (3,148,103)   $  (96,674,733)   $   (1,099,469)   $     (850,802)
                                                               ==============    ==============    ==============    ==============


Page 110                See Notes to Financial Statements

                                                           FIRST TRUST        FIRST TRUST
  FIRST TRUST        FIRST TRUST        FIRST TRUST         DEVELOPED           EMERGING         FIRST TRUST
     CHINA              JAPAN           SOUTH KOREA       MARKETS EX-US         MARKETS            GERMANY
ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND
     (FCA)              (FJP)              (FKO)              (FDT)              (FEM)              (FGM)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------


 $      204,017     $    1,602,638     $       61,251     $    2,832,389     $   15,373,129     $    1,655,269
         (8,374)          (166,294)           (11,140)          (266,647)        (1,295,524)          (172,869)
             --             46,437                 --             75,107            479,756             64,498
             --                 --                 22                182                 10                 --
 --------------     --------------     --------------     --------------     --------------     --------------
        195,643          1,482,781             50,133          2,641,031         14,557,371          1,546,898
 --------------     --------------     --------------     --------------     --------------     --------------


         55,017            637,915             38,073            945,814          3,272,751            455,475
             --                 --                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------     --------------
         55,017            637,915             38,073            945,814          3,272,751            455,475
 --------------     --------------     --------------     --------------     --------------     --------------
        140,626            844,866             12,060          1,695,217         11,284,620          1,091,423
 --------------     --------------     --------------     --------------     --------------     --------------



       (241,553)        (2,562,675)            (8,181)       (10,662,541)       (25,029,122)        (1,876,625)
        271,618          8,860,192                 --         10,624,119          3,822,121          4,625,285
           (178)           (37,397)            (3,186)           (79,797)          (637,474)            (2,503)
 --------------     --------------     --------------     --------------     --------------     --------------
         29,887          6,260,120            (11,367)          (118,219)       (21,844,475)         2,746,157
 --------------     --------------     --------------     --------------     --------------     --------------

       (216,691)        (7,049,103)          (602,023)       (10,375,451)       (50,096,641)       (10,735,261)
              2              1,758                 --            (12,936)            (9,570)            (7,850)
 --------------     --------------     --------------     --------------     --------------     --------------
       (216,689)        (7,047,345)          (602,023)       (10,388,387)       (50,106,211)       (10,743,111)
 --------------     --------------     --------------     --------------     --------------     --------------
       (186,802)          (787,225)          (613,390)       (10,506,606)       (71,950,686)        (7,996,954)
 --------------     --------------     --------------     --------------     --------------     --------------

 $      (46,176)    $       57,641     $     (601,330)    $   (8,811,389)    $  (60,666,066)    $   (6,905,531)
 ==============     ==============     ==============     ==============     ==============     ==============


                        See Notes to Financial Statements               Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                                   CANADA          AUSTRALIA       UNITED KINGDOM        TAIWAN
                                                              ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
                                                                   (FCAN)            (FAUS)            (FKU)             (FTW)
                                                              ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends...................................................   $    2,981,349    $       73,793    $    2,099,063    $      193,651
Foreign tax withholding.....................................         (447,532)           (2,895)           (6,876)          (54,588)
Securities lending income (net of fees).....................           96,506                --                --                --
Other ......................................................               --                --                41                --
                                                               --------------    --------------    --------------    --------------
      Total investment income...............................        2,630,323            70,898         2,092,228           139,063
                                                               --------------    --------------    --------------    --------------

EXPENSES:
Investment advisory fees....................................          939,278            12,755           482,263            82,378
Excise tax expense..........................................               --                --                --                --
                                                               --------------    --------------    --------------    --------------
      Total expenses........................................          939,278            12,755           482,263            82,378
                                                               --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)................................        1,691,045            58,143         1,609,965            56,685
                                                               --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...........................................       (3,468,172)           76,037        (1,955,173)         (212,261)
      In-kind redemptions...................................       (2,512,952)               --         4,580,357                --
      Foreign currency transactions.........................          (19,483)             (908)          (11,785)          (33,954)
                                                               --------------    --------------    --------------    --------------
Net realized gain (loss)....................................       (6,000,607)           75,129         2,613,399          (246,215)
                                                               --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...........................................      (10,702,713)         (108,885)       (8,034,769)         (876,318)
      Foreign currency translation..........................             (733)               39            (2,262)               --
                                                               --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation)........      (10,703,446)         (108,846)       (8,037,031)         (876,318)
                                                               --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).....................      (16,704,053)          (33,717)       (5,423,632)       (1,122,533)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................................   $  (15,013,008)   $       24,426    $   (3,813,667)   $   (1,065,848)
                                                               ==============    ==============    ==============    ==============

(a) Inception date is October 21, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 112                See Notes to Financial Statements

                                        FIRST TRUST        FIRST TRUST
  FIRST TRUST        FIRST TRUST     DEVELOPED MARKETS   EMERGING MARKETS     FIRST TRUST
   HONG KONG         SWITZERLAND      EX-US SMALL CAP        SMALLCAP           EUROZONE
ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) ETF
     (FHK)              (FSZ)              (FDTS)             (FEMS)             (FEUZ)
----------------   ----------------   ----------------   ----------------   ----------------


 $      636,685     $    1,138,691     $      140,330     $    2,245,000     $      297,923
             --            (70,979)           (14,198)          (247,366)           (44,762)
             --                 --                 --                 --                 --
             --                 --                 56              7,233                 --
 --------------     --------------     --------------     --------------     --------------
        636,685          1,067,712            126,188          2,004,867            253,161
 --------------     --------------     --------------     --------------     --------------


         83,464            513,600             43,124            550,300            229,381
             --                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------
         83,464            513,600             43,124            550,300            229,381
 --------------     --------------     --------------     --------------     --------------
        553,221            554,112             83,064          1,454,567             23,780
 --------------     --------------     --------------     --------------     --------------



         80,968         (2,665,470)          (305,682)        (6,302,355)            22,153
        304,477         (4,529,684)                --          5,551,927         (2,205,709)
           (750)            (2,241)            (4,410)          (155,144)            20,344
 --------------     --------------     --------------     --------------     --------------
        384,695         (7,197,395)          (310,092)          (905,572)        (2,163,212)
 --------------     --------------     --------------     --------------     --------------

     (1,335,854)        (9,895,625)          (446,405)        (3,995,384)       (17,761,078)
            231            (13,824)              (356)              (458)           (25,420)
 --------------     --------------     --------------     --------------     --------------
     (1,335,623)        (9,909,449)          (446,761)        (3,995,842)       (17,786,498)
 --------------     --------------     --------------     --------------     --------------
       (950,928)       (17,106,844)          (756,853)        (4,901,414)       (19,949,710)
 --------------     --------------     --------------     --------------     --------------

 $     (397,707)    $  (16,552,732)    $     (673,789)    $   (3,446,847)    $  (19,925,930)
 ==============     ==============     ==============     ==============     ==============


                        See Notes to Financial Statements               Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                      FIRST TRUST ASIA PACIFIC EX-                 FIRST TRUST EUROPE
                                                      JAPAN ALPHADEX(R) FUND (FPA)               ALPHADEX(R) FUND (FEP)
                                                  ------------------------------------    ------------------------------------

                                                    FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                       ENDED               ENDED               ENDED               ENDED
                                                     12/31/2014          12/31/2013          12/31/2014          12/31/2013
                                                  ----------------    ----------------    ----------------    ----------------
OPERATIONS:
   Net investment income (loss).................  $      1,212,488    $        354,771    $     15,596,862    $        903,250
   Net realized gain (loss).....................        (2,874,486)           (207,473)        (65,075,284)          8,406,269
   Net change in unrealized appreciation
      (depreciation)............................        (1,486,105)            831,250         (47,196,311)         28,562,399
   Net increase from payment by the advisor.....                --                  --                  --              42,521
                                                  ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations.................        (3,148,103)            978,548         (96,674,733)         37,914,439
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income........................        (1,810,861)           (653,496)        (15,697,641)         (1,820,846)
   Return of capital............................          (158,161)                 --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
   Total distributions to shareholders..........        (1,969,022)           (653,496)        (15,697,641)         (1,820,846)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold....................       153,200,626          61,406,500         681,038,303         399,047,908
   Cost of shares redeemed......................      (174,522,900)        (18,329,948)       (696,860,572)        (60,481,172)
                                                  ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from shareholder transactions...       (21,322,274)         43,076,552         (15,822,269)        338,566,736
                                                  ----------------    ----------------    ----------------    ----------------
   Total increase (decrease) in net assets......       (26,439,399)         43,401,604        (128,194,643)        374,660,329

NET ASSETS:
   Beginning of period..........................        57,166,751          13,765,147         405,480,911          30,820,582
                                                  ----------------    ----------------    ----------------    ----------------
   End of period................................  $     30,727,352    $     57,166,751    $    277,286,268    $    405,480,911
                                                  ================    ================    ================    ================
   Accumulated net investment income (loss)
      at end of period..........................  $       (420,121)   $       (225,994)   $       (205,663)   $       (534,711)
                                                  ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period......         2,050,002             500,002          12,250,002           1,200,002
   Shares sold..................................         5,200,000           2,250,000          19,550,000          13,000,000
   Shares redeemed..............................        (6,150,000)           (700,000)        (22,400,000)         (1,950,000)
                                                  ----------------    ----------------    ----------------    ----------------
   Shares outstanding, end of period............         1,100,002           2,050,002           9,400,002          12,250,002
                                                  ================    ================    ================    ================


Page 114                See Notes to Financial Statements

   FIRST TRUST LATIN AMERICA             FIRST TRUST BRAZIL                FIRST TRUST CHINA
     ALPHADEX(R) FUND (FLN)            ALPHADEX(R) FUND (FBZ)            ALPHADEX(R) FUND (FCA)
 ------------------------------    ------------------------------    ------------------------------

  FOR THE YEAR    FOR THE YEAR      FOR THE YEAR    FOR THE YEAR      FOR THE YEAR    FOR THE YEAR
     ENDED           ENDED             ENDED           ENDED             ENDED           ENDED
   12/31/2014      12/31/2013        12/31/2014      2/31/2013         12/31/2014      12/31/2013
 --------------  --------------    --------------  --------------    --------------  --------------

 $      221,851  $      231,540    $      194,716  $      139,779    $      140,626  $      133,591
       (790,028)       (623,752)         (740,532)       (543,282)           29,887        (465,685)

       (531,292)       (912,831)         (304,986)       (444,094)         (216,689)       (275,806)
             --              --                --              --                --              --
 --------------  --------------    --------------  --------------    --------------  --------------

     (1,099,469)     (1,305,043)         (850,802)       (847,597)          (46,176)       (607,900)
 --------------  --------------    --------------  --------------    --------------  --------------

       (227,961)       (230,491)         (185,026)       (138,606)         (153,526)       (143,451)
             --              --                --              --                --              --
 --------------  --------------    --------------  --------------    --------------  --------------
       (227,961)       (230,491)         (185,026)       (138,606)         (153,526)       (143,451)
 --------------  --------------    --------------  --------------    --------------  --------------

             --       5,234,322                --         965,386        13,549,324       8,588,601
     (1,148,576)     (4,805,682)         (887,744)             --        (2,257,714)     (6,837,545)
 --------------  --------------    --------------  --------------    --------------  --------------

     (1,148,576)        428,640          (887,744)        965,386        11,291,610       1,751,055
 --------------  --------------    --------------  --------------    --------------  --------------
     (2,476,006)     (1,106,894)       (1,923,572)        (20,817)       11,091,908         999,705


      8,202,019       9,308,913         5,835,338       5,856,155         4,711,466       3,711,761
 --------------  --------------    --------------  --------------    --------------  --------------
 $    5,726,013  $    8,202,019    $    3,911,766  $    5,835,338    $   15,803,374  $    4,711,466
 ==============  ==============    ==============  ==============    ==============  ==============

 $       (2,133) $        3,422    $        7,885  $       (1,169)   $       (7,179) $      (10,482)
 ==============  ==============    ==============  ==============    ==============  ==============

        350,002         350,002           300,002         250,002           200,002         150,002
             --         200,000                --          50,000           600,000         350,000
        (50,000)       (200,000)          (50,000)             --          (100,000)       (300,000)
 --------------  --------------    --------------  --------------    --------------  --------------
        300,002         350,002           250,002         300,002           700,002         200,002
 ==============  ==============    ==============  ==============    ==============  ==============


                        See Notes to Financial Statements               Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           FIRST TRUST JAPAN                    FIRST TRUST SOUTH KOREA
                                                         ALPHADEX(R) FUND (FJP)                  ALPHADEX(R) FUND (FKO)
                                                  ------------------------------------    ------------------------------------

                                                    FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                       ENDED               ENDED               ENDED               ENDED
                                                     12/31/2014          12/31/2013          12/31/2014          12/31/2013
                                                  ----------------    ----------------    ----------------    ----------------
OPERATIONS:
   Net investment income (loss).................  $        844,866    $        283,572    $         12,060    $         (2,938)
   Net realized gain (loss).....................         6,260,120           1,854,869             (11,367)           (102,887)
   Net change in unrealized appreciation
      (depreciation)............................        (7,047,345)          4,164,376            (602,023)            414,920
   Net increase from payment by the advisor.....                --               7,227                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations.................            57,641           6,310,044            (601,330)            309,095
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income........................          (982,746)           (301,221)            (39,647)            (28,910)
   Return of capital............................                --                  --              (7,354)                 --
                                                  ----------------    ----------------    ----------------    ----------------
   Total distributions to shareholders..........          (982,746)           (301,221)            (47,001)            (28,910)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold....................       195,936,005         106,751,061                  --           2,655,945
   Cost of shares redeemed......................      (260,323,166)        (10,984,215)         (1,344,100)                 --
                                                  ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from shareholder transactions...       (64,387,161)         95,766,846          (1,344,100)          2,655,945
                                                  ----------------    ----------------    ----------------    ----------------
   Total increase (decrease) in net assets......       (65,312,266)        101,775,669          (1,992,431)          2,936,130

NET ASSETS:
   Beginning of period..........................       103,550,157           1,774,488           5,570,374           2,634,244
                                                  ----------------    ----------------    ----------------    ----------------
   End of period................................  $     38,237,891    $    103,550,157    $      3,577,943    $      5,570,374
                                                  ================    ================    ================    ================
   Accumulated net investment income (loss)
      at end of period..........................  $        (55,952)   $        (25,524)   $             --    $        (41,184)
                                                  ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period......         2,250,002              50,002             200,002             100,002
   Shares sold..................................         4,250,000           2,450,000                  --             100,000
   Shares redeemed..............................        (5,650,000)           (250,000)            (50,000)                 --
                                                  ----------------    ----------------    ----------------    ----------------
   Shares outstanding, end of period............           850,002           2,250,002             150,002             200,002
                                                  ================    ================    ================    ================


Page 116                See Notes to Financial Statements

 FIRST TRUST DEVELOPED MARKETS      FIRST TRUST EMERGING MARKETS          FIRST TRUST GERMANY
  EX-US ALPHADEX(R) FUND (FDT)         ALPHADEX(R) FUND (FEM)            ALPHADEX(R) FUND (FGM)
 ------------------------------    ------------------------------    ------------------------------

  FOR THE YEAR    FOR THE YEAR      FOR THE YEAR    FOR THE YEAR      FOR THE YEAR    FOR THE YEAR
     ENDED           ENDED             ENDED           ENDED             ENDED           ENDED
   12/31/2014      12/31/2013        12/31/2014      2/31/2013         12/31/2014      12/31/2013
 --------------  --------------    --------------  --------------    --------------  --------------

 $    1,695,217  $    1,736,161    $   11,284,620  $    3,826,971    $    1,091,423  $      263,058
       (118,219)     12,835,447       (21,844,475)     (3,620,478)        2,746,157         228,433

    (10,388,387)      4,169,718       (50,106,211)    (10,485,148)      (10,743,111)      4,767,790
             --          15,029                --              --                --              --
 --------------  --------------    --------------  --------------    --------------  --------------

     (8,811,389)     18,756,355       (60,666,066)    (10,278,655)       (6,905,531)      5,259,281
 --------------  --------------    --------------  --------------    --------------  --------------

     (1,895,220)     (2,329,036)      (11,367,236)     (4,245,401)       (1,199,591)       (329,096)
             --              --                --              --                --              --
 --------------  --------------    --------------  --------------    --------------  --------------
     (1,895,220)     (2,329,036)      (11,367,236)     (4,245,401)       (1,199,591)       (329,096)
 --------------  --------------    --------------  --------------    --------------  --------------

     60,055,041     120,243,317       458,773,093     277,023,556        57,311,402      41,085,819
    (88,714,609)    (81,143,285)     (239,966,816)    (61,587,539)      (39,193,886)     (3,326,627)
 --------------  --------------    --------------  --------------    --------------  --------------

    (28,659,568)     39,100,032       218,806,277     215,436,017        18,117,516      37,759,192
 --------------  --------------    --------------  --------------    --------------  --------------

    (39,366,177)     55,527,351       146,772,975     200,911,961        10,012,394      42,689,377

    147,876,585      92,349,234       330,135,982     129,224,021        47,702,323       5,012,946
 --------------  --------------    --------------  --------------    --------------  --------------
 $  108,510,408  $  147,876,585    $  476,908,957  $  330,135,982    $   57,714,717  $   47,702,323
 ==============  ==============    ==============  ==============    ==============  ==============

 $     (186,532) $     (186,904)   $     (629,278) $     (429,559)   $           --  $           --
 ==============  ==============    ==============  ==============    ==============  ==============

      2,902,000       2,102,000        13,450,002       4,950,002         1,150,002         150,002
      1,150,000       2,500,000        19,050,000      11,050,000         1,450,000       1,100,000
     (1,750,000)     (1,700,000)      (10,350,000)     (2,550,000)       (1,000,000)       (100,000)
 --------------  --------------    --------------  --------------    --------------  --------------
      2,302,000       2,902,000        22,150,002      13,450,002         1,600,002       1,150,002
 ==============  ==============    ==============  ==============    ==============  ==============


                        See Notes to Financial Statements               Page 117

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           FIRST TRUST CANADA                    FIRST TRUST AUSTRALIA
                                                        ALPHADEX(R) FUND (FCAN)                 ALPHADEX(R) FUND (FAUS)
                                                  ------------------------------------    ------------------------------------

                                                    FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                       ENDED               ENDED               ENDED               ENDED
                                                     12/31/2014          12/31/2013          12/31/2014          12/31/2013
                                                  ----------------    ----------------    ----------------    ----------------
OPERATIONS:
   Net investment income (loss).................  $      1,691,045    $        701,150    $         58,143    $         64,562
   Net realized gain (loss).....................        (6,000,607)            663,004              75,129             300,216
   Net change in unrealized appreciation
      (depreciation)............................       (10,703,446)          1,875,798            (108,846)           (289,035)
   Net increase from payment by the advisor.....                --                  --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations.................       (15,013,008)          3,239,952              24,426              75,743
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income........................        (1,744,102)           (734,151)            (75,563)            (69,887)
   Return of capital............................                --                  --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
   Total distributions to shareholders..........        (1,744,102)           (734,151)            (75,563)            (69,887)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold....................       175,713,218          89,988,029                  --           1,598,877
   Cost of shares redeemed......................      (202,005,152)        (22,770,439)                 --          (3,226,415)
                                                  ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from shareholder transactions...       (26,291,934)         67,217,590                  --          (1,627,538)
                                                  ----------------    ----------------    ----------------    ----------------
   Total increase (decrease) in net assets......       (43,049,044)         69,723,391             (51,137)         (1,621,682)

NET ASSETS:
   Beginning of period..........................        77,627,618           7,904,227           1,499,640           3,121,322
                                                  ----------------    ----------------    ----------------    ----------------
   End of period................................  $     34,578,574    $     77,627,618    $      1,448,503    $      1,499,640
                                                  ================    ================    ================    ================
   Accumulated net investment income (loss)
      at end of period..........................  $        (56,598)   $             --    $        (13,611)   $         (1,113)
                                                  ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period......         2,150,002             250,002              50,002             100,002
   Shares sold..................................         4,700,000           2,600,000                  --              50,000
   Shares redeemed..............................        (5,750,000)           (700,000)                 --            (100,000)
                                                  ----------------    ----------------    ----------------    ----------------
   Shares outstanding, end of period............         1,100,002           2,150,002              50,002              50,002
                                                  ================    ================    ================    ================


Page 118                See Notes to Financial Statements

   FIRST TRUST UNITED KINGDOM            FIRST TRUST TAIWAN              FIRST TRUST HONG KONG
     ALPHADEX(R) FUND (FKU)            ALPHADEX(R) FUND (FTW)            ALPHADEX(R) FUND (FHK)
 ------------------------------    ------------------------------    ------------------------------

  FOR THE YEAR    FOR THE YEAR      FOR THE YEAR    FOR THE YEAR      FOR THE YEAR    FOR THE YEAR
     ENDED           ENDED             ENDED           ENDED             ENDED           ENDED
   12/31/2014      12/31/2013        12/31/2014      2/31/2013         12/31/2014      12/31/2013
 --------------  --------------    --------------  --------------    --------------  --------------

 $    1,609,965  $      479,854    $       56,685  $       24,482    $      553,221  $       47,454
      2,613,399       1,159,453          (246,215)        (13,660)          384,695         240,847

     (8,037,031)      2,921,694          (876,318)        132,356        (1,335,623)         39,307
             --              --                --              --                --              --
 --------------  --------------    --------------  --------------    --------------  --------------

     (3,813,667)      4,561,001        (1,065,848)        143,178          (397,707)        327,608
 --------------  --------------    --------------  --------------    --------------  --------------

     (1,768,042)       (540,327)          (22,706)        (24,477)         (276,667)        (48,937)
             --              --          (109,664)         (3,094)                --             --
 --------------  --------------    --------------  --------------    --------------  --------------
     (1,768,042)       (540,327)         (132,370)        (27,571)         (276,667)        (48,937)
 --------------  --------------    --------------  --------------    --------------  --------------

    180,506,961      25,330,693        28,641,282              --        59,724,707       3,635,264
   (137,693,846)     (8,559,859)       (1,707,150)             --       (22,706,665)     (1,781,997)
 --------------  --------------    --------------  --------------    --------------  --------------

     42,813,115      16,770,834        26,934,132              --        37,018,042       1,853,267
 --------------  --------------    --------------  --------------    --------------  --------------
     37,231,406      20,791,508        25,735,914         115,607        36,343,668       2,131,938


     27,598,308       6,806,800         1,590,838       1,475,231         3,860,325       1,728,387
 --------------  --------------    --------------  --------------    --------------  --------------
 $   64,829,714  $   27,598,308    $   27,326,752  $    1,590,838    $   40,203,993  $    3,860,325
 ==============  ==============    ==============  ==============    ==============  ==============

 $      (61,421) $      (10,378)   $           --  $          (25)   $      275,223  $       (1,206)
 ==============  ==============    ==============  ==============    ==============  ==============

        650,002         200,002            50,002          50,002           100,002          50,002
      4,550,000         700,000           750,000              --         1,550,000         100,000
     (3,550,000)       (250,000)          (50,000)             --          (600,000)        (50,000)
 --------------  --------------    --------------  --------------    --------------  --------------
      1,650,002         650,002           750,002          50,002         1,050,002         100,002
 ==============  ==============    ==============  ==============    ==============  ==============


                        See Notes to Financial Statements               Page 119

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                        FIRST TRUST SWITZERLAND           FIRST TRUST DEVELOPED MARKETS EX-US
                                                         ALPHADEX(R) FUND (FSZ)            SMALL CAP ALPHADEX(R) FUND (FDTS)
                                                  ------------------------------------    ------------------------------------

                                                    FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                       ENDED               ENDED               ENDED               ENDED
                                                     12/31/2014          12/31/2013          12/31/2014          12/31/2013
                                                  ----------------    ----------------    ----------------    ----------------
OPERATIONS:
   Net investment income (loss).................  $        554,112    $        274,365    $         83,064    $         39,087
   Net realized gain (loss).....................        (7,197,395)            289,172            (310,092)            114,449
   Net change in unrealized appreciation
      (depreciation)............................        (9,909,449)          3,701,878            (446,761)            120,666
   Net increase from payment by the advisor.....                --                  --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations.................       (16,552,732)          4,265,415            (673,789)            274,202
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income........................          (571,079)           (353,792)           (142,032)            (57,811)
   Return of capital............................          (289,452)                 --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
   Total distributions to shareholders..........          (860,531)           (353,792)           (142,032)            (57,811)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold....................       174,758,780          19,421,365           3,566,836           3,415,893
   Cost of shares redeemed......................      (130,523,721)         (1,679,333)                 --          (1,494,408)
                                                  ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from shareholder transactions...        44,235,059          17,742,032           3,566,836           1,921,485
                                                  ----------------    ----------------    ----------------    ----------------
   Total increase (decrease) in net assets......        26,821,796          21,653,655           2,751,015           2,137,876

NET ASSETS:
   Beginning of period..........................        26,510,461           4,856,806           3,662,648           1,524,772
                                                  ----------------    ----------------    ----------------    ----------------
   End of period................................  $     53,332,257    $     26,510,461    $      6,413,663    $      3,662,648
                                                  ================    ================    ================    ================
   Accumulated net investment income (loss)
      at end of period..........................  $            (51)   $       (107,550)   $        (36,467)    $        (7,868)
                                                  ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period......           650,002             150,002             100,002              50,002
   Shares sold..................................         4,200,000             550,000             100,000             100,000
   Shares redeemed..............................        (3,450,000)            (50,000)                 --             (50,000)
                                                  ----------------    ----------------    ----------------    ----------------
   Shares outstanding, end of period............         1,400,002             650,002             200,002             100,002
                                                  ================    ================    ================    ================

(a) Inception date is October 21, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 120                See Notes to Financial Statements

  FIRST TRUST EMERGING MARKETS      FIRST TRUST EUROZONE
SMALL CAP ALPHADEX(R) FUND (FEMS)  ALPHADEX(R) ETF (FEUZ)
--------------------------------   ----------------------
                                        FOR THE PERIOD
  FOR THE YEAR    FOR THE YEAR          10/21/2014 (a)
      ENDED           ENDED                 THROUGH
   12/31/2014      12/31/2013             12/31/2014
 --------------  --------------        --------------

 $    1,454,567  $      391,588        $       23,780
       (905,572)     (1,055,904)           (2,163,212)

     (3,995,842)        663,980           (17,786,498)
             --              --                    --
 --------------  --------------        --------------

     (3,446,847)           (336)          (19,925,930)
 --------------  --------------        --------------

     (2,020,752)       (586,896)              (67,320)
        (91,600)             --                    --
 --------------  --------------        --------------
     (2,112,352)       (586,896)              (67,320)
 --------------  --------------        --------------

     71,708,615      50,270,365           421,504,277
    (76,742,006)             --           (63,297,717)
 --------------  --------------        --------------

     (5,033,391)     50,270,365           358,206,560
 --------------  --------------        --------------
    (10,592,590)     49,683,133           338,213,310


     51,391,324       1,708,191                    --
 --------------  --------------        --------------
 $   40,798,734  $   51,391,324        $  338,213,310
 ==============  ==============        ==============

 $     (184,671) $      (38,415)       $       17,459
 ==============  ==============        ==============

      1,450,002          50,002                    --
      1,950,000       1,400,000            13,000,002
     (2,150,000)             --            (2,050,000)
 --------------  --------------        --------------
      1,250,002       1,450,002            10,950,002
 ==============  ==============        ==============


                        See Notes to Financial Statements               Page 121

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    27.89          $    27.53          $    22.88          $    29.83
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.41                0.54                0.44                0.30
Net realized and unrealized gain (loss)             0.78                0.48                4.65               (6.76)
                                              ----------          ----------          ----------          ----------
Total from investment operations                    1.19                1.02                5.09               (6.46)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (1.06)              (0.66)              (0.44)              (0.36)
Return of capital                                  (0.09)                 --                  --               (0.13)
                                              ----------          ----------          ----------          ----------
Total distributions                                (1.15)              (0.66)              (0.44)              (0.49)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    27.93          $    27.89          $    27.53          $    22.88
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (b)                                    4.23%               3.83%              22.54%             (21.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   30,727          $   57,167          $   13,765          $    2,288
Ratio of total expenses to average net assets       0.80%               0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.46%               1.48%               1.39%               1.60% (c)
Portfolio turnover rate (d)                          186%                118%                105%                 49%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 122                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    33.10          $    25.68          $    21.60          $    29.10
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.70                0.45                0.54                0.51
Net realized and unrealized gain (loss)            (3.58)               7.49                4.10               (7.52)
                                              ----------          ----------          ----------          ----------
Total from investment operations                   (2.88)               7.94                4.64               (7.01)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.72)              (0.52)              (0.56)              (0.49)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    29.50          $    33.10          $    25.68          $    21.60
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (b)                                   (8.90)%             31.33% (c)          21.98%             (24.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  277,286          $  405,481          $   30,821          $    5,399
Ratio of total expenses to average net assets       0.80%               0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               2.39%               0.78%               1.51%               2.81% (d)
Portfolio turnover rate (e)                          106%                 94%                 74%                 27%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $42,521. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 123

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    23.43          $    26.60          $    24.24          $    29.70
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.73                0.48                0.86                0.76
Net realized and unrealized gain (loss)            (4.32)              (3.17)               2.30               (5.63)
                                              ----------          ----------          ----------          ----------
Total from investment operations                   (3.59)              (2.69)               3.16               (4.87)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.75)              (0.48)              (0.80)              (0.59)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    19.09          $    23.43          $    26.60          $    24.24
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (b)                                  (15.80)%            (10.17)%             13.35%             (16.41)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    5,726          $    8,202          $    9,309          $    2,424
Ratio of total expenses to average net assets       0.80%               0.81% (d)           0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               3.11%               2.10%               3.24%               3.97% (c)
Portfolio turnover rate (e)                          103%                138%                117%                 54%


FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    19.45          $    23.42          $    23.04          $    29.69
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.78                0.53                0.92                0.43
Net realized and unrealized gain (loss)            (3.84)              (3.97)               0.38               (6.79)
                                              ----------          ----------          ----------          ----------
Total from investment operations                   (3.06)              (3.44)               1.30               (6.36)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.74)              (0.53)              (0.92)              (0.29)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    15.65          $    19.45          $    23.42          $    23.04
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (b)                                  (16.40)%            (14.72)%              5.80%             (21.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    3,912          $    5,835          $    5,856          $    6,912
Ratio of total expenses to average net assets       0.80%               0.81% (d)           0.81% (d)           0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               4.04%               2.40%               3.87%               2.71% (c)
Portfolio turnover rate (e)                          104%                 85%                 98%                 46%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.


(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 124                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    23.56          $    24.74          $    19.67          $    29.90
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.58                0.62                0.35                0.45
Net realized and unrealized gain (loss)            (1.00)              (1.13)               5.09              (10.23)
                                              ----------          ----------          ----------          ----------
Total from investment operations                   (0.42)              (0.51)               5.44               (9.78)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.56)              (0.67)              (0.35)              (0.45)
Return of capital                                     --                  --               (0.02)                 --
                                              ----------          ----------          ----------          ----------
Total distributions                                (0.56)              (0.67)              (0.37)              (0.45)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    22.58          $    23.56          $    24.74          $    19.67
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (b)                                   (1.68)%             (1.63)%             28.05% (c)         (33.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   15,803          $    4,711          $    3,712          $    2,950
Ratio of total expenses to average net assets       0.80%               0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               2.04%               2.12%               1.77%               2.56% (d)
Portfolio turnover rate (e)                           79%                110%                117%                 60%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.


(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $787. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 125

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    46.02          $    35.49          $    37.81          $    39.90
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.49 (f)            0.33                0.55                0.17
Net realized and unrealized gain (loss)            (1.03)              10.53               (2.29)              (2.03)
                                              ----------          ----------          ----------          ----------
Total from investment operations                   (0.54)              10.86               (1.74)              (1.86)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.49)              (0.33)              (0.58)              (0.23)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    44.99          $    46.02          $    35.49          $    37.81
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (b)                                   (1.22)%             30.66% (c)          (4.60)%             (4.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   38,238          $  103,550          $    1,774          $    3,781
Ratio of total expenses to average net assets       0.80%               0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               1.06%               0.91%               1.41%               0.61% (d)
Portfolio turnover rate (e)                          148%                 51%                127%                 43%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $7,227. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Based on average shares outstanding.


Page 126                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    27.85          $    26.34          $    22.70          $    30.11
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.07 (b)            0.04                0.16               (0.10)
Net realized and unrealized gain (loss)            (3.83)               1.67                3.73               (6.74)
                                              ----------          ----------          ----------          ----------
Total from investment operations                   (3.76)               1.71                3.89               (6.84)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.20)              (0.20)              (0.16)              (0.13)
Return of capital                                  (0.04)                 --               (0.09)              (0.44)
                                              ----------          ----------          ----------          ----------
Total distributions                                (0.24)              (0.20)              (0.25)              (0.57)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    23.85          $    27.85          $    26.34          $    22.70
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (c)                                  (13.60)%              6.54%              17.32%             (22.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    3,578          $    5,570          $    2,634          $    1,135
Ratio of total expenses to average net assets       0.80%               0.80%               0.80%               0.80%  (d)
Ratio of net investment income (loss) to
   average net assets                               0.25%              (0.09)%              0.63%              (0.32)% (d)
Portfolio turnover rate (e)                           97%                 66%                 79%                123%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 127

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    50.96          $    43.93          $    38.37          $    49.13
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.73                0.80                0.73                0.50
Net realized and unrealized gain (loss)            (3.72)               7.20                5.69              (10.69)
                                              ----------          ----------          ----------          ----------
Total from investment operations                   (2.99)               8.00                6.42              (10.19)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.83)              (0.97)              (0.86)              (0.42)
Return of capital                                     --                  --                  --               (0.15)
                                              ----------          ----------          ----------          ----------
Total distributions                                (0.83)              (0.97)              (0.86)              (0.57)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    47.14          $    50.96          $    43.93          $    38.37
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (b)                                   (5.98)%             18.40% (c)          16.97%             (20.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  108,510          $  147,877          $   92,349          $   17,345
Ratio of total expenses to average net assets       0.80%               0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               1.43%               1.58%               1.83%               1.31% (d)
Portfolio turnover rate (e)                          115%                109%                161%                 67%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.


(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $15,029. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 128                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

                                                                                                        FOR THE PERIOD
                                                 YEAR                YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012          12/31/2011
                                             ------------        ------------        ------------      ----------------
Net asset value, beginning of period          $    24.55          $    26.11          $    22.11          $    29.05
                                              ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.62                0.62                0.56                0.25
Net realized and unrealized gain (loss)            (3.03)              (1.53)               4.02               (6.98)
                                              ----------          ----------          ----------          ----------
Total from investment operations                   (2.41)              (0.91)               4.58               (6.73)
                                              ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.61)              (0.65)              (0.58)              (0.21)
                                              ----------          ----------          ----------          ----------
Net asset value, end of period                $    21.53          $    24.55          $    26.11          $    22.11
                                              ==========          ==========          ==========          ==========
TOTAL RETURN (b)                                  (10.04)%             (3.35)%             21.03% (c)         (23.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  476,909          $  330,136          $  129,224          $   23,216
Ratio of total expenses to average net assets       0.80%               0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               2.76%               2.01%               2.62%               3.09% (d)
Portfolio turnover rate (e)                          116%                132%                145%                 56%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $5,335. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 129

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/14/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    41.48          $    33.42          $    30.00
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.62                0.60                0.35
Net realized and unrealized gain (loss)            (5.34)               8.12                3.48
                                              ----------          ----------          ----------
Total from investment operations                   (4.72)               8.72                3.83
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.69)              (0.66)              (0.33)
Return of capital                                    --                   --               (0.08)
                                              ----------          ----------          ----------
Total distributions                                (0.69)              (0.66)              (0.41)
                                              ----------          ----------          ----------
Net asset value, end of period                $    36.07          $    41.48          $    33.42
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                  (11.60)%             26.61%              13.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   57,715          $   47,702          $    5,013
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.92%               1.43%               1.51% (c)
Portfolio turnover rate (d)                           83%                 50%                 52%


FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/14/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    36.11          $    31.62          $    29.85
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.75                0.53                0.30
Net realized and unrealized gain (loss)            (4.62)               4.43                1.85
                                              ----------          ----------          ----------
Total from investment operations                   (3.87)               4.96                2.15
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.80)              (0.47)              (0.38)
                                              ----------          ----------          ----------
Net asset value, end of period                $    31.44          $    36.11          $    31.62
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                  (10.86)%             15.75%               7.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   34,579          $   77,628          $    7,904
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.44%               2.08%               1.36% (c)
Portfolio turnover rate (d)                          103%                 47%                 66%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.


(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 130                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/14/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    29.99          $    31.21          $    30.00
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        1.16                0.62                1.24
Net realized and unrealized gain (loss)            (0.67)              (0.78)               1.53
                                              ----------          ----------          ----------
Total from investment operations                    0.49               (0.16)               2.77
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (1.51)              (1.06)              (1.56)
                                              ----------          ----------          ----------
Net asset value, end of period                $    28.97          $    29.99          $    31.21
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                    1.47%              (0.61)%              9.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    1,449          $    1,500          $    3,121
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               3.65%               3.10%               4.63% (c)
Portfolio turnover rate (d)                           99%                 92%                 62%


FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/14/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    42.46          $    34.03          $    30.12
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        1.20                0.92                0.83
Net realized and unrealized gain (loss)            (3.08)               8.50                3.94
                                              ----------          ----------          ----------
Total from investment operations                   (1.88)               9.42                4.77
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (1.29)              (0.99)              (0.86)
                                              ----------          ----------          ----------
Net asset value, end of period                $    39.29          $    42.46          $    34.03
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   (4.53)%             28.17%              16.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   64,830          $   27,598          $    6,807
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               2.67%               2.74%               3.07% (c)
Portfolio turnover rate (d)                           67%                 63%                 42%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 131

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/14/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    31.82          $    29.50          $    30.00
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.08                0.49                0.68
Net realized and unrealized gain (loss)             4.73                2.38               (0.49)
                                              ----------          ----------          ----------
Total from investment operations                    4.81                2.87                0.19
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.03)              (0.49)              (0.57)
Return of capital                                  (0.16)              (0.06)              (0.12)
                                              ----------          ----------          ----------
Total distributions                                (0.19)              (0.55)              (0.69)
                                              ----------          ----------          ----------
Net asset value, end of period                $    36.44          $    31.82          $    29.50
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   15.13%               9.80%               0.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   27,327          $    1,591          $    1,475
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               0.55%               1.61%               2.84% (c)
Portfolio turnover rate (d)                           26%                 70%                 85%


FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/14/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    38.60          $    34.57          $    30.19
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        1.20                0.92                0.70
Net realized and unrealized gain (loss)            (0.58)               3.98                4.52
                                              ----------          ----------          ----------
Total from investment operations                    0.62                4.90                5.22
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.93)              (0.87)              (0.84)
                                              ----------          ----------          ----------
Net asset value, end of period                $    38.29          $    38.60          $    34.57
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                    1.63%              14.42%              17.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   40,204          $    3,860          $    1,728
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               5.30%               2.23%               2.56% (c)
Portfolio turnover rate (d)                           43%                 57%                 46%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 132                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/14/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    40.79          $    32.38          $    30.11
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.56                0.82                0.47
Net realized and unrealized gain (loss)            (2.54)               8.38                2.47
                                              ----------          ----------          ----------
Total from investment operations                   (1.98)               9.20                2.94
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.48)              (0.79)              (0.67)
Return of capital                                  (0.24)                 --                  --
                                              ----------          ----------          ----------
Total distributions                                (0.72)              (0.79)              (0.67)
                                              ----------          ----------          ----------
Net asset value, end of period                $    38.09          $    40.79          $    32.38
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   (5.06)%             28.89%              10.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   53,332          $   26,510          $    4,857
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               0.86%               1.58%               1.86% (c)
Portfolio turnover rate (d)                           72%                 49%                 36%


FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/15/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    36.63          $    30.49          $    30.48
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.57                0.49                0.65
Net realized and unrealized gain (loss)            (4.30)               6.31                0.37
                                              ----------          ----------          ----------
Total from investment operations                   (3.73)               6.80                1.02
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.83)              (0.66)              (1.01)
                                              ----------          ----------          ----------
Net asset value, end of period                $    32.07          $    36.63          $    30.49
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                  (10.36)%             22.56%               3.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    6,414          $    3,663          $    1,525
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.54%               1.82%               2.41% (c)
Portfolio turnover rate (d)                          137%                171%                183%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 133

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            2/15/2012 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2014          12/31/2013          12/31/2012
                                             ------------        ------------        ------------
Net asset value, beginning of period          $    35.44          $    34.16          $    30.27
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.62                0.50                0.59
Net realized and unrealized gain (loss)            (2.29)               1.42                3.98
                                              ----------          ----------          ----------
Total from investment operations                   (1.67)               1.92                4.57
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (1.08)              (0.64)              (0.68)
Return of capital                                  (0.05)                 --                  --
                                              ----------          ----------          ----------
Total distributions                                (1.13)              (0.64)              (0.68)
                                              ----------          ----------          ----------
Net asset value, end of period                $    32.64          $    35.44          $    34.16
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   (4.89)%              5.65%              15.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   40,799          $   51,391          $    1,708
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               2.11%               1.84%               2.53% (c)
Portfolio turnover rate (d)                          174%                144%                162%


FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)

                                            FOR THE PERIOD
                                            10/21/2014 (a)
                                                THROUGH
                                              12/31/2014
                                            --------------
Net asset value, beginning of period          $    30.55
                                              ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.01
Net realized and unrealized gain (loss)             0.34
                                              ----------
Total from investment operations                    0.35
                                              ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.01)
                                              ----------
Net asset value, end of period                $    30.89
                                              ==========
TOTAL RETURN (b)                                    1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  338,213
Ratio of total expenses to average net assets       0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               0.08% (c)
Portfolio turnover rate (d)                            2%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 134                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of the following nineteen funds, including the exchange on which they are listed and traded:

      First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund - (NYSE Arca, Inc.
         ("NYSE Arca") ticker "FPA")
      First Trust Europe AlphaDEX(R) Fund - (NYSE Arca ticker "FEP")
      First Trust Latin America AlphaDEX(R) Fund - (NYSE Arca ticker "FLN") First Trust Brazil AlphaDEX(R) Fund - (NYSE Arca ticker "FBZ")
      First Trust China AlphaDEX(R) Fund - (NYSE Arca ticker "FCA")
      First Trust Japan AlphaDEX(R) Fund - (NYSE Arca ticker "FJP")
      First Trust South Korea AlphaDEX(R) Fund - (NYSE Arca ticker "FKO") First Trust Developed Markets Ex-US AlphaDEX(R) Fund - (NYSE Arca ticker
         "FDT")
      First Trust Emerging Markets AlphaDEX(R) Fund - (NYSE Arca ticker "FEM") First Trust Germany AlphaDEX(R) Fund - (NYSE Arca ticker "FGM")
      First Trust Canada AlphaDEX(R) Fund - (NYSE Arca ticker "FCAN")
      First Trust Australia AlphaDEX(R) Fund - (NYSE Arca ticker "FAUS")
      First Trust United Kingdom AlphaDEX(R) Fund - (NYSE Arca ticker "FKU") First Trust Taiwan AlphaDEX(R) Fund - (NYSE Arca ticker "FTW")
      First Trust Hong Kong AlphaDEX(R) Fund - (NYSE Arca ticker "FHK")
      First Trust Switzerland AlphaDEX(R) Fund - (NYSE Arca ticker "FSZ") First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund - (NYSE
         Arca ticker "FDTS")
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund - (NYSE Arca
         ticker "FEMS")
      First Trust Eurozone AlphaDEX(R) ETF - (The NASDAQ(R) Stock Market, LLC
         ("NASDAQ") ticker "FEUZ")

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                               INDEX
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                 Defined Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX(R) Fund                                Defined Europe Index
First Trust Latin America AlphaDEX(R) Fund                         Defined Latin America Index
First Trust Brazil AlphaDEX(R) Fund                                Defined Brazil Index
First Trust China AlphaDEX(R) Fund                                 Defined China Index
First Trust Japan AlphaDEX(R) Fund                                 Defined Japan Index
First Trust South Korea AlphaDEX(R) Fund                           Defined South Korea Index
First Trust Developed Markets Ex-US AlphaDEX(R) Fund               Defined Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX(R) Fund                      Defined Emerging Markets Index
First Trust Germany AlphaDEX(R) Fund                               Defined Germany Index
First Trust Canada AlphaDEX(R) Fund                                Defined Canada Index
First Trust Australia AlphaDEX(R) Fund                             Defined Australia Index
First Trust United Kingdom AlphaDEX(R) Fund                        Defined United Kingdom Index
First Trust Taiwan AlphaDEX(R) Fund                                Defined Taiwan Index
First Trust Hong Kong AlphaDEX(R) Fund                             Defined Hong Kong Index
First Trust Switzerland AlphaDEX(R) Fund                           Defined Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund     Defined Developed Markets ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund            Defined Emerging Markets Small Cap Index
First Trust Eurozone AlphaDEX(R) ETF                               NASDAQ AlphaDEX(R) Eurozone Index

On or about April 14, 2015, the indices of certain Funds will change. Please see
Note 8 for more information.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on The New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Funds' Investment Advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of each Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at time of valuation. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Overnight repurchase agreements are fair valued at cost.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between the Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2014, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates and historical information available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, only FEP, FJP, FDT, FEM, FGM and FCAN have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

While the Funds may invest in repurchase agreements, any repurchase agreement held by the Funds at December 31, 2014, was received as collateral for lending securities.

F. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund's financial position. In addition, Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifies exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

G. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the period ended December 31, 2014 was as follows:


                                                                     Distributions      Distributions        Distributions
                                                                       paid from          paid from            paid from
                                                                       Ordinary            Capital             Return of
                                                                        Income              Gains               Capital
                                                                   ----------------   ----------------     ----------------

First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $ 1,810,861         $     --             $ 158,161
First Trust Europe AlphaDEX(R) Fund                                    15,697,641               --                    --
First Trust Latin America AlphaDEX(R) Fund                                227,961               --                    --
First Trust Brazil AlphaDEX(R) Fund                                       185,026               --                    --
First Trust China AlphaDEX(R) Fund                                        153,526               --                    --
First Trust Japan AlphaDEX(R) Fund                                        982,746               --                    --
First Trust South Korea AlphaDEX(R) Fund                                   39,647               --                 7,354
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                    1,895,220               --                    --
First Trust Emerging Markets AlphaDEX(R) Fund                          11,367,236               --                    --
First Trust Germany AlphaDEX(R) Fund                                    1,199,591               --                    --
First Trust Canada AlphaDEX(R) Fund                                     1,744,102               --                    --
First Trust Australia AlphaDEX(R) Fund                                     75,563               --                    --
First Trust United Kingdom AlphaDEX(R) Fund                             1,768,042               --                    --
First Trust Taiwan AlphaDEX(R) Fund                                        22,706               --               109,664
First Trust Hong Kong AlphaDEX(R) Fund                                    276,667               --                    --
First Trust Switzerland AlphaDEX(R) Fund                                  571,079               --               289,452
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund            142,032               --                    --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                 2,020,752               --                91,600
First Trust Eurozone AlphaDEX(R) ETF                                       67,320               --                    --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

The tax character of distributions paid by each Fund during the year ended December 31, 2013 was as follows:


                                                                     Distributions      Distributions        Distributions
                                                                       paid from          paid from            paid from
                                                                       Ordinary            Capital             Return of
                                                                        Income              Gains               Capital
                                                                   ----------------   ----------------     ----------------

First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $   653,496         $     --             $      --
First Trust Europe AlphaDEX(R) Fund                                     1,820,846               --                    --
First Trust Latin America AlphaDEX(R) Fund                                230,491               --                    --
First Trust Brazil AlphaDEX(R) Fund                                       138,606               --                    --
First Trust China AlphaDEX(R) Fund                                        143,451               --                    --
First Trust Japan AlphaDEX(R) Fund                                        301,221               --                    --
First Trust South Korea AlphaDEX(R) Fund                                   28,910               --                    --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                    2,329,036               --                    --
First Trust Emerging Markets AlphaDEX(R) Fund                           4,245,401               --                    --
First Trust Germany AlphaDEX(R) Fund                                      329,096               --                    --
First Trust Canada AlphaDEX(R) Fund                                       734,151               --                    --
First Trust Australia AlphaDEX(R) Fund                                     69,887               --                    --
First Trust United Kingdom AlphaDEX(R) Fund                               540,327               --                    --
First Trust Taiwan AlphaDEX(R) Fund                                        24,477               --                 3,094
First Trust Hong Kong AlphaDEX(R) Fund                                     48,937               --                    --
First Trust Switzerland AlphaDEX(R) Fund                                  353,792               --                    --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund             57,811               --                    --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                   586,896               --                    --

As of December 31, 2014, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                         Accumulated              Net
                                                                     Undistributed       Capital and          Unrealized
                                                                       Ordinary             Other            Appreciation
                                                                        Income           Gain (Loss)        (Depreciation)
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $       --        $  (6,295,890)       $  (1,094,600)
First Trust Europe AlphaDEX(R) Fund                                        28,815         (85,312,512)         (18,120,724)
First Trust Latin America AlphaDEX(R) Fund                                    --           (2,172,259)          (1,157,199)
First Trust Brazil AlphaDEX(R) Fund                                         7,885          (3,036,290)            (994,595)
First Trust China AlphaDEX(R) Fund                                            --           (1,830,201)              (4,163)
First Trust Japan AlphaDEX(R) Fund                                            --           (1,985,148)          (3,085,720)
First Trust South Korea AlphaDEX(R) Fund                                      --             (693,605)             (46,424)
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                          --          (16,029,702)            (159,289)
First Trust Emerging Markets AlphaDEX(R) Fund                                 --          (30,737,993)         (55,212,211)
First Trust Germany AlphaDEX(R) Fund                                          --           (1,910,053)          (5,449,070)
First Trust Canada AlphaDEX(R) Fund                                           --           (2,968,176)          (8,531,890)
First Trust Australia AlphaDEX(R) Fund                                        --             (330,550)             (96,577)
First Trust United Kingdom AlphaDEX(R) Fund                                   --           (1,892,439)          (4,314,939)
First Trust Taiwan AlphaDEX(R) Fund                                           --              (44,221)          (1,047,274)
First Trust Hong Kong AlphaDEX(R) Fund                                    275,223             (69,392)          (1,042,955)
First Trust Switzerland AlphaDEX(R) Fund                                      --           (2,790,995)          (5,657,315)
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              4,361            (401,301)            (302,897)
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                       --           (7,218,282)          (3,947,163)
First Trust Eurozone AlphaDEX(R) ETF                                      17,459                  --           (17,804,407)

H. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of December 31, 2014, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At December 31, 2014, for federal income tax purposes, each Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                     Capital Loss
                                                                       Available
                                                                   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                     $  5,954,889
First Trust Europe AlphaDEX(R) Fund                                      85,312,512
First Trust Latin America AlphaDEX(R) Fund                                2,170,126
First Trust Brazil AlphaDEX(R) Fund                                       3,036,290
First Trust China AlphaDEX(R) Fund                                        1,830,201
First Trust Japan AlphaDEX(R) Fund                                        1,940,410
First Trust South Korea AlphaDEX(R) Fund                                    693,605
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                     16,021,565
First Trust Emerging Markets AlphaDEX(R) Fund                            30,440,709
First Trust Germany AlphaDEX(R) Fund                                      1,910,053
First Trust Canada AlphaDEX(R) Fund                                       2,911,578
First Trust Australia AlphaDEX(R) Fund                                      323,566
First Trust United Kingdom AlphaDEX(R) Fund                               1,884,564
First Trust Taiwan AlphaDEX(R) Fund                                          44,221
First Trust Hong Kong AlphaDEX(R) Fund                                       69,392
First Trust Switzerland AlphaDEX(R) Fund                                  2,790,953
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              401,301
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                   7,105,937
First Trust Eurozone AlphaDEX(R) ETF                                             --

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended December 31, 2014, the Funds incurred and elected to defer net ordinary losses as follows:

                                                                    Ordinary Losses
                                                                   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                       $  341,001
First Trust Europe AlphaDEX(R) Fund                                              --
First Trust Latin America AlphaDEX(R) Fund                                    2,133
First Trust Brazil AlphaDEX(R) Fund                                              --
First Trust China AlphaDEX(R) Fund                                               --
First Trust Japan AlphaDEX(R) Fund                                           44,738
First Trust South Korea AlphaDEX(R) Fund                                         --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                          8,137
First Trust Emerging Markets AlphaDEX(R) Fund                               297,284
First Trust Germany AlphaDEX(R) Fund                                             --
First Trust Canada AlphaDEX(R) Fund                                          56,598
First Trust Australia AlphaDEX(R) Fund                                        6,984
First Trust United Kingdom AlphaDEX(R) Fund                                   7,875
First Trust Taiwan AlphaDEX(R) Fund                                              --
First Trust Hong Kong AlphaDEX(R) Fund                                           --
First Trust Switzerland AlphaDEX(R) Fund                                         42
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                   --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                     112,345
First Trust Eurozone AlphaDEX(R) ETF                                             --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

In order to present paid-in capital, accumulated net investment income (loss), and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2014, the adjustments for each Fund were as follows:

                                                                                         Accumulated
                                                                      Accumulated       Net Realized
                                                                    Net Investment     Gain (Loss) on           Paid-in
                                                                     Income (Loss)       Investments            Capital
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $   404,246       $  (2,896,673)       $  2,492,427
First Trust Europe AlphaDEX(R) Fund                                       429,827         (20,485,884)         20,056,057
First Trust Latin America AlphaDEX(R) Fund                                    555             (19,882)             19,327
First Trust Brazil AlphaDEX(R) Fund                                          (636)                662                 (26)
First Trust China AlphaDEX(R) Fund                                         16,203            (278,295)            262,092
First Trust Japan AlphaDEX(R) Fund                                        107,452          (7,630,482)          7,523,030
First Trust South Korea AlphaDEX(R) Fund                                   68,771             (68,771)                 --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                      200,375         (10,093,528)          9,893,153
First Trust Emerging Markets AlphaDEX(R) Fund                            (117,103)         (1,726,884)          1,843,987
First Trust Germany AlphaDEX(R) Fund                                      108,168          (4,323,789)          4,215,621
First Trust Canada AlphaDEX(R) Fund                                        (3,541)          3,833,970          (3,830,429)
First Trust Australia AlphaDEX(R) Fund                                      4,922              (4,830)                (92)
First Trust United Kingdom AlphaDEX(R) Fund                               107,034          (4,380,517)          4,273,483
First Trust Taiwan AlphaDEX(R) Fund                                       (33,954)             33,954                  --
First Trust Hong Kong AlphaDEX(R) Fund                                       (125)           (290,209)            290,334
First Trust Switzerland AlphaDEX(R) Fund                                  124,466           4,622,072          (4,746,538)
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund             30,369             (30,369)                 --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                   419,929          (5,621,997)          5,202,068
First Trust Eurozone AlphaDEX(R) ETF                                       60,999           2,145,303          (2,206,302)

I. EXPENSES

Expenses that are directly related to the Funds are charged to the Advisor pursuant to the Investment Management Agreement, with the exception of the advisory fees, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund.

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Standard & Poor's Financial Services LLC and NASDAQ (each a "Licensor") for the Funds. The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

J. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-11, Transfers and Servicing (Topic
860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to: a) disclose information on transferred assets accounted for as sales in transactions that are economically similar to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.

The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions.

The ASU is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.80% of each Fund's average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with BBH. Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BBH is responsible for custody of the Trust's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Trust.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                  Purchases               Sales
                                                                               ----------------      ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                               $ 153,539,476         $ 161,951,946
First Trust Europe AlphaDEX(R) Fund                                                756,793,748           677,834,804
First Trust Latin America AlphaDEX(R) Fund                                           7,299,037             8,175,268
First Trust Brazil AlphaDEX(R) Fund                                                  5,009,521             5,898,404
First Trust China AlphaDEX(R) Fund                                                   5,615,103             5,624,898
First Trust Japan AlphaDEX(R) Fund                                                 121,497,847           120,850,612
First Trust South Korea AlphaDEX(R) Fund                                             4,588,522             5,961,528
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                               138,174,960           134,798,626
First Trust Emerging Markets AlphaDEX(R) Fund                                      615,200,150           464,571,282
First Trust Germany AlphaDEX(R) Fund                                                46,657,185            46,559,976
First Trust Canada AlphaDEX(R) Fund                                                120,999,874           118,736,563
First Trust Australia AlphaDEX(R) Fund                                               1,555,745             1,578,308
First Trust United Kingdom AlphaDEX(R) Fund                                         55,067,978            42,560,764
First Trust Taiwan AlphaDEX(R) Fund                                                 29,675,082             2,849,681
First Trust Hong Kong AlphaDEX(R) Fund                                               9,061,292             4,957,347
First Trust Switzerland AlphaDEX(R) Fund                                            44,031,473            44,256,230
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                       8,029,385             7,483,848
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                            128,301,104           116,382,573
First Trust Eurozone AlphaDEX(R) ETF                                                 2,755,826             2,828,615

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

For the year ended December 31, 2014, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                  Purchases               Sales
                                                                               ----------------      ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                               $  94,478,075         $ 108,102,032
First Trust Europe AlphaDEX(R) Fund                                                607,949,857           701,625,330
First Trust Latin America AlphaDEX(R) Fund                                                  --               228,818
First Trust Brazil AlphaDEX(R) Fund                                                         --                    --
First Trust China AlphaDEX(R) Fund                                                  13,522,702             2,251,798
First Trust Japan AlphaDEX(R) Fund                                                 191,561,230           256,087,682
First Trust South Korea AlphaDEX(R) Fund                                                    --                    --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                51,612,616            84,021,324
First Trust Emerging Markets AlphaDEX(R) Fund                                      252,949,064           186,690,770
First Trust Germany AlphaDEX(R) Fund                                                57,217,061            39,310,004
First Trust Canada AlphaDEX(R) Fund                                                173,515,627           202,153,332
First Trust Australia AlphaDEX(R) Fund                                                      --                    --
First Trust United Kingdom AlphaDEX(R) Fund                                        167,306,771           137,558,536
First Trust Taiwan AlphaDEX(R) Fund                                                         --                    --
First Trust Hong Kong AlphaDEX(R) Fund                                              55,467,722            22,555,488
First Trust Switzerland AlphaDEX(R) Fund                                           174,986,378           130,837,975
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                       2,953,399                    --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                             39,175,965            57,033,050
First Trust Eurozone AlphaDEX(R) ETF                                               421,014,476            63,189,384

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2014

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                                   Creation             Redemption
                                                                                 Transaction           Transaction
                                                                                     Fees                  Fees
                                                                               ----------------      ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                $    3,500            $    3,500
First Trust Europe AlphaDEX(R) Fund                                                    4,000                 4,000
First Trust Latin America AlphaDEX(R) Fund                                             2,500                 2,500
First Trust Brazil AlphaDEX(R) Fund                                                    2,500                 2,500
First Trust China AlphaDEX(R) Fund                                                     2,000                 2,000
First Trust Japan AlphaDEX(R) Fund                                                     1,000                 1,000
First Trust South Korea AlphaDEX(R) Fund                                               1,500                 1,500
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                   5,500                 5,500
First Trust Emerging Markets AlphaDEX(R) Fund                                          7,000                 7,000
First Trust Germany AlphaDEX(R) Fund                                                   1,000                 1,000
First Trust Canada AlphaDEX(R) Fund                                                      500                   500
First Trust Australia AlphaDEX(R) Fund                                                 1,200                 1,200
First Trust United Kingdom AlphaDEX(R) Fund                                              500                   500
First Trust Taiwan AlphaDEX(R) Fund                                                    1,600                 1,600
First Trust Hong Kong AlphaDEX(R) Fund                                                 1,600                 1,600
First Trust Switzerland AlphaDEX(R) Fund                                               1,000                 1,000
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                         9,000                 9,000
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                9,000                 9,000
First Trust Eurozone AlphaDEX(R) ETF                                                   3,000                 3,000


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2016, except for FEUZ, which will not pay 12b-1 fees any time before October 17, 2016.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

At meetings on September 15, 2014 and January 21, 2015, the Board of Trustees approved index changes for seven of the Funds. Effective on or about April 14, 2015, those Funds will use the indices noted in the table below. At the same time, the Board of Trustees also approved corresponding changes to each such Fund's investment objective, to note its new index; and to each such Fund's listing exchange, from NYSE Arca to NASDAQ.

FUND                                                               INDEX
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                 NASDAQ AlphaDEX(R) Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX(R) Fund                                NASDAQ AlphaDEX(R) Europe Index
First Trust Latin America AlphaDEX(R) Fund                         NASDAQ AlphaDEX(R) Latin America Index
First Trust Developed Markets Ex-US AlphaDEX(R) Fund               NASDAQ AlphaDEX(R) Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX(R) Fund                      NASDAQ AlphaDEX(R) Emerging Markets Index
First Trust Developed Markets ex-US Small Cap                      NASDAQ AlphaDEX(R) Developed Markets ex-US Small
   AlphaDEX(R) Fund                                                   Cap Index
First Trust Emerging Markets Small Cap AlphaDEX(R)                 NASDAQ AlphaDEX(R) Emerging Markets Small Cap
   Fund                                                               Index

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II:

We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, First Trust Emerging Markets Small Cap AlphaDEX(R) Fund, and First Trust Eurozone AlphaDEX(R) ETF, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust"), including the portfolios of investments, as of December 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the Trust's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund II, as of December 31, 2014, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2015

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ADDITIONAL INFORMATION
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2014, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                             Dividends Received Deduction
                                                            ------------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                       0.00%
First Trust Europe AlphaDEX(R) Fund                                      0.00%
First Trust Latin America AlphaDEX(R) Fund                               0.00%
First Trust Brazil AlphaDEX(R) Fund                                      0.00%
First Trust China AlphaDEX(R) Fund                                       0.00%
First Trust Japan AlphaDEX(R) Fund                                       0.00%
First Trust South Korea AlphaDEX(R) Fund                                 0.00%
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                     0.00%
First Trust Emerging Markets AlphaDEX(R) Fund                            0.00%
First Trust Germany AlphaDEX(R) Fund                                     0.00%
First Trust Canada AlphaDEX(R) Fund                                      0.00%
First Trust Australia AlphaDEX(R) Fund                                   0.00%
First Trust United Kingdom AlphaDEX(R) Fund                              0.00%
First Trust Taiwan AlphaDEX(R) Fund                                      0.00%
First Trust Hong Kong AlphaDEX(R) Fund                                   0.00%
First Trust Switzerland AlphaDEX(R) Fund                                 0.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund           0.00%
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                  0.00%
First Trust Eurozone AlphaDEX(R) ETF                                     0.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

For the taxable year ended December 31, 2014, the following percentage of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                               Qualified Dividend Income
                                                              ---------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                        38.32%
First Trust Europe AlphaDEX(R) Fund                                       88.71%
First Trust Latin America AlphaDEX(R) Fund                                 6.79%
First Trust Brazil AlphaDEX(R) Fund                                        0.00%
First Trust China AlphaDEX(R) Fund                                        45.41%
First Trust Japan AlphaDEX(R) Fund                                       100.00%
First Trust South Korea AlphaDEX(R) Fund                                 100.00%
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                     100.00%
First Trust Emerging Markets AlphaDEX(R) Fund                             64.21%
First Trust Germany AlphaDEX(R) Fund                                      82.52%
First Trust Canada AlphaDEX(R) Fund                                      100.00%
First Trust Australia AlphaDEX(R) Fund                                    68.27%
First Trust United Kingdom AlphaDEX(R) Fund                               94.21%
First Trust Taiwan AlphaDEX(R) Fund                                        0.00%
First Trust Hong Kong AlphaDEX(R) Fund                                     0.00%
First Trust Switzerland AlphaDEX(R) Fund                                 100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund            64.24%
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                   30.79%
First Trust Eurozone AlphaDEX(R) ETF                                     100.00%

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to their shareholders credit for foreign taxes paid. The total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                      Gross Foreign Income               Gross Foreign Taxes
                                                                 ------------------------------    ------------------------------
                                                                       Amount       Per Share           Amount        Per Share
                                                                 ------------------------------    ------------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                 $  1,927,163     $  1.75          $    62,120      $  0.06
First Trust Europe AlphaDEX(R) Fund                                  16,250,412        1.73            1,168,532         0.12
First Trust Latin America AlphaDEX(R) Fund                              293,524        0.98               13,530         0.05
First Trust Brazil AlphaDEX(R) Fund                                     242,752        0.97                9,181         0.04
First Trust China AlphaDEX(R) Fund                                      204,017        0.29                7,175         0.01
First Trust Japan AlphaDEX(R) Fund                                    1,538,157        1.81              157,090         0.18
First Trust South Korea AlphaDEX(R) Fund                                 61,251        0.41               11,140         0.07
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                  2,590,935        1.13              193,554         0.08
First Trust Emerging Markets AlphaDEX(R) Fund                        15,217,701        0.69              982,258         0.04
First Trust Germany AlphaDEX(R) Fund                                  1,038,490        0.65               78,845         0.05
First Trust Canada AlphaDEX(R) Fund                                   2,604,147        2.37              377,985         0.34
First Trust Australia AlphaDEX(R) Fund                                   73,793        1.48                2,895         0.06
First Trust United Kingdom AlphaDEX(R) Fund                           2,099,063        1.27                   --           --
First Trust Taiwan AlphaDEX(R) Fund                                     193,651        0.26                   --           --
First Trust Hong Kong AlphaDEX(R) Fund                                       --          --                   --           --
First Trust Switzerland AlphaDEX(R) Fund                              1,138,691        0.81               70,948         0.05
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund          140,330        0.70               11,698         0.06
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund               2,245,000        1.80              101,630         0.08
First Trust Eurozone AlphaDEX(R) ETF                                         --          --                   --           --

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II.

The following summarizes some of the risks that should be considered for the Funds. Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

You should anticipate that the value of each Fund's shares will decline more or less in correlation with any decline in the value of the Fund's corresponding Index.

Each Fund's return may not match the return of the Fund's corresponding Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Fund's corresponding Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Fund's corresponding Index or the ratios between the securities included in the Index.

Each Fund is exposed to additional market risk due to the Funds' policy of investing principally in the securities included in each Fund's corresponding Index. As a result of this policy, securities held by the Funds will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's corresponding Index.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended.

Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

The Funds rely on a license with the Index Provider that permits the Funds to use the Index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Funds. Such license may be terminated by the Index Provider and, as a result, the Funds may lose their ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust for use by the Funds. Accordingly in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Funds.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

Each Fund may invest in Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

The Funds are not actively managed. The Funds invests in securities included in or representative of its Index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is subject to the risk of inflation, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because each Fund's NAV is determined on the basis of U.S. dollars and the Funds invest in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Certain of the Funds currently intend to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such a Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because certain of the Funds currently intend to effect a significant portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gains on these sales by such a Fund will generally cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Such Funds generally intend to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund's shares than for more conventional exchange-traded funds.

The First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund invests in securities issued by companies operating in the Asia Pacific region. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger comparables. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region. The Fund invests heavily in companies operating in South Korea and Hong Kong. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. Hong Kong companies are subject to risks related to Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Europe AlphaDEX(R) Fund and the First Trust Eurozone AlphaDEX(R) ETF invest in securities issued by companies operating in Europe. The Funds are therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust Latin America AlphaDEX(R) Fund invests in securities issued by companies operating in Latin America. The Fund is therefore subject to certain risks associated specifically with this region. The value of Fund shares may be adversely affected by political, economic, and social instability; inadequate investor protection; changes in laws or regulations of countries within Latin America; international relations with other nations; natural disasters; corruption and military activity. The economies of many Latin American countries differ from the economies of more developed countries in many respects. Certain Latin American countries are highly dependent upon and may be affected by developments in the United States, Europe and other Latin American economies. The Fund invests heavily in companies operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

The First Trust Brazil AlphaDEX(R) Fund invests in companies that are operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like Brazil.

The First Trust China AlphaDEX(R) Fund may invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Therefore, H shares may be susceptible to greater price fluctuations. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Chinese securities may also be subject to greater restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like China.

The First Trust Japan AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund invest in common stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

The First Trust South Korea AlphaDEX(R) Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. South Korean securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like South Korea.

The First Trust Germany AlphaDEX(R) Fund invests in securities of companies that are domiciled or operating in Germany. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.

The First Trust Canada AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Canada. Investing in securities of Canadian companies may involve additional risks. The Canadian and U.S. economies are closely integrated and Canada therefore relies on significant investment from U.S. sources. As a major producer of forest products, metals, agricultural products and energy-related products, Canada is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. In addition, a small number of industries represent a large portion of the Canadian market.

The First Trust Australia AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Australia. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

The First Trust United Kingdom AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in a country that is part of the United Kingdom (i.e., England, Ireland, Scotland and Wales) and is therefore subject to certain risks associated with the United Kingdom and Europe as a whole. The United Kingdom is a member of the European Union ("EU"), and consequently, is a part of one of the largest common markets in the world. However, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and the rest of Europe and their effect on securities issued by United Kingdom companies impossible to predict. Despite the fact that the United Kingdom did not convert to the Euro, the European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the United Kingdom and the surrounding region.

The First Trust Taiwan AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in the Taiwan. Certain characteristics of Taiwan's economy and geographic location also subject the Fund to certain risks. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan's economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan's geographic proximity to the People's Republic of China and Taiwan's history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets.

The First Trust Hong Kong AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Hong Kong and is therefore subject to certain risks associated specifically with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Switzerland AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Switzerland and is therefore subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests.

Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one country.

Each Fund is subject to financial companies risk. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

The First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund invest in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Latin America AlphaDEX(R) Fund and First Trust Brazil AlphaDEX(R) Fund invest in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust Germany AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Brazil AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

The First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, and First Trust Taiwan AlphaDEX(R) Fund invest in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Eurozone AlphaDEX(R) ETF currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of the market during the period affected.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of First Trust Eurozone AlphaDEX(R) ETF (the "Fund"), for an initial two-year term at a meeting held on September 15, 2014. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement and considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund, but the Board did consider the hypothetical investment performance of the underlying index. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which First Trust serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.80% of its average daily net assets and that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by Management Practice Inc. ("MPI") and Lipper Inc. ("Lipper"), independent sources, as well as by First Trust, for the Fund on the advisory fees and

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

expense ratios of other comparable ETFs, but also noted First Trust's statements about the limitations on the comparability of the peer groups with the Fund. The Board noted that the Fund's expense ratio under its proposed unitary fee was above the median expense ratios of the three peer groups. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and noted First Trust's statement that custody costs for foreign securities are higher than for domestic securities. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement for the Fund to First Trust. The Board considered fall-out benefits described by First Trust that may be realized from its and FTP's relationship with the Fund, including First Trust's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement, which would be included under the unitary fee for the Fund. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                  PRINCIPAL OCCUPATIONS              OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST         APPOINTED                    DURING PAST 5 YEARS                 TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician; President, Wheaton Orthopedics;         114         None
c/o First Trust Advisors L.P.                      Limited Partner, Gundersen Real Estate
120 East Liberty Drive,        o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                        LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Indefinite Term   President (March 2010 to Present), Senior          114         Director of ADM
c/o First Trust Advisors L.P.                      Vice President and Chief Financial Officer                     Investor Services,
120 East Liberty Drive,        o Since Inception   (May 2007 to March 2010), ADM Investor                         Inc., ADM
  Suite 400                                        Services, Inc. (Futures Commission                             Investor Services
Wheaton, IL 60187                                  Merchant)                                                      International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association


Robert F. Keith, Trustee       o Indefinite Term   President (2003 to Present), Hibs                  114         Director of Trust
c/o First Trust Advisors L.P.                      Enterprises (Financial and Management                          Company of
120 East Liberty Drive,        o Since Inception   Consulting)                                                    Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term   Managing Director and Chief Operating              114         Director of
c/o First Trust Advisors L.P.                      Officer (January 2015 to Present), Pelita                      Covenant
120 East Liberty Drive,        o Since Inception   Harapan Educational Foundation                                 Transport Inc.
  Suite 400                                        (Educational Products and Services);                           (May 2003 to
Wheaton, IL 60187                                  President and Chief Executive Officer (June                    May 2014)
D.O.B.: 03/54                                      2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products and
                                                   Services); President and Chief Executive
                                                   Officer (June 2012 to September 2014),
                                                   Dew Learning LLC (Educational Products
                                                   and Services); President (June 2002 to June
                                                   2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee     o Indefinite Term   Chief Executive Officer (December 2010             114         None
and Chairman of the Board                          to Present), President (until December
120 East Liberty Drive,        o Since Inception   2010), First Trust Advisors L.P. and First
  Suite 400                                        Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                  Board of Directors, BondWave LLC
D.O.B.: 09/55                                      (Software Development Company/
                                                   Investment Advisor) and Stonebridge
                                                   Advisors LLC (Investment Advisor)


-------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)

                               POSITION AND            TERM OF OFFICE
    NAME, ADDRESS                 OFFICES              AND LENGTH OF                          PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                SERVICE                              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief         o Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since January 2012     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)


James M. Dykas           Treasurer, Chief            o Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Financial Officer and                                President (April 2007 to Present), First Trust
   Suite 400             Chief Accounting Officer    o Since January 2012     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine         Secretary and Chief Legal   o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Officer                                              Trust Portfolios L.P.; Secretary and General
   Suite 400                                         o Since Inception        Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                             Company/Investment Advisor); and Secretary of
D.O.B.: 05/60                                                                 Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist      Vice President              o Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                         Vice President (September 2005 to July 2012), First
   Suite 400                                         o Since Inception        Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher          Chief Compliance Officer    o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    and Assistant Secretary                              and First Trust Portfolios L.P.
   Suite 400                                         o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin          Vice President              o Indefinite Term        Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2001 to November 2003),
   Suite 400                                         o Since Inception        First Trust Advisors L. P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.
D.O.B.: 06/66


Stan Ueland              Vice President              o Indefinite Term        Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2005 to September 2012),
   Suite 400                                         o Since Inception        First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.
D.O.B.: 11/70


-------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $423,000 for the fiscal year ended December 31, 2013, and $427,500 for fiscal year ended December 31, 2014.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item $0 for the fiscal year ended December 31, 2013, and $0 for the fiscal year ended December 31, 2014.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal period ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014. These fees were related to Seed Audit.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $72,000 for the fiscal year ended December 31, 2013, and $72,000 for the fiscal year ended December 31, 2014.

      Tax Fees (Investment Adviser and Distributor) --The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal period ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal period ended December 31, 2013, and $0 for the fiscal year ended December 31, 2014.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal period ended December 31, 2013, and $0 for the fiscal year ended December 31, 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal period ended December 31, 2013 were $72,000 for the Registrant, $38,000 for the Registrant's investment adviser and $58,100 for the Registrant's distributor, and for the fiscal year ended December 31, 2014 were $72,000 for the Registrant, $8,500 for the Registrant's investment adviser and $43,500 for the Registrant's distributor.

      (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Exchange-Traded AlphaDEX(R) Fund II
             -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 25, 2015
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 25, 2015
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 25, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.